UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

First Trust Horizon Managed Volatility Developed International ETF (HDMV)

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

Annual Report
For the Year Ended
July 31, 2020

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the Managed Volatility Funds of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the 12-month period ended July 31, 2020. Please note that the First Trust Horizon Managed Volatility Small/Mid ETF (“HSMV”) was incepted on April 6, 2020, and so the information contained in this letter and the annual report prior to that date will not apply to this Fund.
When I think back to the direction the U.S. economy was headed midway through 2018, the first thought that comes to mind is normalization. At that time, it was a welcome notion. If you recall, the Trump Administration signed the Tax Cuts & Jobs Act of 2017 on December 22, 2017. Perhaps the most exciting part of the new tax law was the slashing of the federal corporate tax rate from 35%, which was among the highest of any country in the world, to 21%. This was well received, in our opinion. U.S. economic activity was rising even before the ink was dry on the tax bill. Real U.S. gross domestic product grew at an annualized rate of 3.9% in the fourth quarter of 2017, and then rose an annualized 3.8% in the first quarter of 2018, according to the Bureau of Economic Analysis. The last time U.S. economic growth had exceeded the 3.0% mark was in the first quarter of 2015. Over the two terms of the Obama Administration (2009-2016), U.S. economic growth averaged just 2.0%, which was modest by historical standards. Brian Wesbury, Chief Economist at First Trust Advisors L.P., referred to it as the “Plow Horse Economy.” The main takeaway here is that the Trump Administration’s tax cuts were helping to drive economic growth to more normalized levels. The process had begun.
As economic growth was normalizing in 2018, so were interest rates and bond yields. The Federal Reserve (the “Fed”) raised the federal funds target rate (upper bound) from 1.50% at the start of 2018 to 2.50% at year-end, or an increase of 100 basis points (“bps”). The yield on the 10-Year Treasury Note (“T-Note”), which the Fed does not control, rose 83 bps from the start of 2018 to its calendar year peak of 3.24% on November 8, 2018. The point here is that while interest rates and bond yields were well into the process of normalizing, they were still below their historical norms. For the 30-year period ended December 31, 2018, the federal funds target rate (upper bound) averaged 3.18%, while the 10-Year T-Note’s average yield was 4.71%, according to Bloomberg. If you recall, industry pundits had been characterizing the persistent low-rate, low-growth climate as the “new normal.” While the concept of getting back to normal in the economy and markets looked achievable, in the end, it was not meant to be. What derailed the momentum? In a word: tariffs. In March 2018, less than three months after enacting its tax reform legislation, the Trump Administration initiated a tariff program targeting imported goods and services from the major trading partners of the U.S. In February 2020, the White House acknowledged that the Trump Administration’s trade policies “depressed economic growth and business investment,” according to Bloomberg. President Trump was pressuring the Fed to lower interest rates months before the coronavirus (“COVID-19”) showed itself. The tariffs are still in play today.
Let us fast forward to today’s climate. For all intents and purposes, from a monetary policy standpoint, we are back to where we were following the 2008-2009 financial crisis. The federal funds target rate (upper bound) stood at 0.25% on July 31, 2020. That is where it sat from December 2008 to December 2015. That puts us farther away from normalcy than we were leading up to 2018. While the COVID-19 pandemic was what drove the U.S. economy into a recession and what pushed the stock market into bear market territory, at least for a few months, we know that there are other headwinds to be navigated, such as government trade policies and elections. There are always going to be headwinds to be navigated. As of July 31, 2020, the yield on the 10-Year T-Note was 0.53%, which was about 150 bps below where it stood at the close of December 2008. The Fed has stated that it is in no rush to raise interest rates. Inflation levels are subdued. By keeping interest rates artificially low, the Fed is incentivizing investors to assume more risk to potentially earn a higher return on their capital. With the help of the Fed, the stock and bond markets have proved their resiliency once again, despite how destructive COVID-19 has been to date. Investors should take solace in that fact. Maybe the new normal will work as well for investors as what we deemed normal in the past. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
The investment objective of First Trust Horizon Managed Volatility Domestic ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, the Sub-Advisor employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Advisor may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HUSV”. The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/20	Inception (8/24/16) to 7/31/20	Inception (8/24/16) to 7/31/20
Fund Performance
NAV	3.41%	9.63%	43.57%
Market Price	3.45%	9.64%	43.62%
Index Performance
S&P 500® Index	11.96%	13.15%	62.60%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Domestic ETF (HUSV) (Continued)
Sector Allocation	% of Total Investments
Consumer Staples	19.5%
Information Technology	15.7
Health Care	13.1
Industrials	11.7
Utilities	9.8
Financials	9.0
Consumer Discretionary	8.6
Real Estate	6.0
Communication Services	5.4
Materials	1.2
Total	100.0%
Top Ten Holdings	% of Total Investments
Procter & Gamble (The) Co.	2.6%
Broadridge Financial Solutions, Inc.	2.5
Costco Wholesale Corp.	2.4
Alliant Energy Corp.	2.4
Johnson & Johnson	2.4
Kimberly-Clark Corp.	2.3
Motorola Solutions, Inc.	2.3
Accenture PLC, Class A	2.3
Merck & Co., Inc.	2.3
Xcel Energy, Inc.	2.3
Total	23.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 25, 2016 (commencement of trading) through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	125	1	0	0
8/1/17 – 7/31/18	212	2	0	1
8/1/18 – 7/31/19	169	18	0	0
8/1/19 – 7/31/20	169	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	108	0	0	0
8/1/17 – 7/31/18	35	1	0	1
8/1/18 – 7/31/19	63	1	0	0
8/1/19 – 7/31/20	84	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
The investment objective of First Trust Horizon Managed Volatility Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The term “developed market companies” means those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) with a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. The Sub-Advisor considers Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed market countries. However, this list may change in response to market and geopolitical events. Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HDMV”. The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/20	Inception (8/24/16) to 7/31/20	Inception (8/24/16) to 7/31/20
Fund Performance
NAV	-12.37%	1.09%	4.37%
Market Price	-12.83%	1.06%	4.22%
Index Performance
MSCI EAFE Index	-1.67%	4.37%	18.31%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV) (Continued)
Sector Allocation	% of Total Investments
Consumer Staples	18.5%
Industrials	14.6
Utilities	13.7
Communication Services	13.1
Financials	12.4
Real Estate	11.1
Health Care	6.9
Consumer Discretionary	3.4
Materials	2.5
Energy	1.9
Information Technology	1.9
Total	100.0%
Top Ten Holdings	% of Total Investments
Nestle S.A.	1.9%
PCCW Ltd.	1.9
Banque Cantonale Vaudoise	1.8
Swisscom AG	1.8
CLP Holdings, Ltd.	1.8
Hong Kong & China Gas Co., Ltd.	1.7
Japan Tobacco, Inc.	1.7
Power Assets Holdings Ltd.	1.6
NTT DOCOMO, Inc.	1.6
Swiss Prime Site AG	1.6
Total	17.4%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 25, 2016 (commencement of trading) through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	128	99	1	0
8/1/17 – 7/31/18	99	135	6	0
8/1/18 – 7/31/19	164	65	3	0
8/1/19 – 7/31/20	134	40	3	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	6	0	0	0
8/1/17 – 7/31/18	9	3	0	0
8/1/18 – 7/31/19	19	0	0	0
8/1/19 – 7/31/20	57	16	2	1

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
The investment objective of First Trust Horizon Managed Volatility Small/Mid ETF (the “Fund”) is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, the Sub-Advisor employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Advisor may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HSMV”. The first day of secondary market trading in shares of the Fund was April 7, 2020.
Performance
Cumulative Total Returns
Inception (4/6/20) to 7/31/20
Fund Performance
NAV	18.67%
Market Value	18.62%
Index Performance
S&P 1000® Index	29.44%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV) (Continued)
Sector Allocation	% of Total Investments
Industrials	18.5%
Financials	13.8
Health Care	13.7
Information Technology	13.0
Consumer Staples	12.4
Materials	8.9
Consumer Discretionary	8.2
Real Estate	4.7
Utilities	4.0
Communication Services	2.8
Total	100.0%
Top Ten Holdings	% of Total Investments
Shutterstock, Inc.	1.1%
Watsco, Inc.	1.0
West Pharmaceutical Services, Inc.	1.0
FactSet Research Systems, Inc.	0.9
Silgan Holdings, Inc.	0.9
CoreLogic, Inc.	0.9
Penumbra, Inc.	0.9
Chemed Corp.	0.8
Pool Corp.	0.8
Cogent Communications Holdings, Inc.	0.8
Total	9.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 7, 2020 (commencement of trading) through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/7/20 – 7/31/20	44	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/7/20 – 7/31/20	37	0	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
First Trust Horizon Funds
July 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Horizon Managed Volatility Domestic ETF (“HUSV”), the First Trust Horizon Managed Volatility Developed International ETF (“HDMV”), and the First Trust Horizon Managed Volatility Small/Mid ETF (“HSMV”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) serves as the investment sub-advisor to the Funds.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
Michael Dickson, PhD, Portfolio Manager of Horizon
Scott Ladner, Portfolio Manager of Horizon
Steven Clark, PhD, Portfolio Manager of Horizon
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. Each portfolio manager has served as part of the portfolio management team of the Funds since each Fund’s inception.
Commentary
First Trust Horizon Managed Volatility Domestic ETF (“HUSV” or the “Fund”)
Market Recap
For the 12-month period ended July 31, 2020, the S&P 500® Index gained 11.96%. During this period, low volatility as a factor lagged the S&P 500® Index, as the S&P 500® Low Volatility Index lost -1.36% during the period.
We believe the following key developments were some of the biggest drivers of the market during the period covered in this report. During the period, the S&P 500® Index experienced some of the highest volatility since the Great Recession, hit new all-time highs, and saw both a historic drawdown and recovery. From August 2019 until mid-February 2020, the overall market seemingly only had one direction: up and to the right. Tailwinds from falling interest rates resulted in money flowing into the equity markets as investors searched for yield in either capital appreciation, dividends, or both. The real economy also was particularly strong over this period, highlighted by the historically low unemployment rate of 3.5%. A strong economy coupled with roaring financial markets came to a screeching halt as the coronavirus (“COVID-19”) emerged from Wuhan, China in late December 2019 and early January 2020. The market response was initially muted, but as countries in Europe, such as Italy, began enforcing draconian lockdowns, global markets tumbled from late February until mid-March. The sell-off intensified as the Northeast region of the United States became the epicenter of a global pandemic. By March 23, 2020, which was the peak of the market meltdown, the S&P 500® Index was down -33.79% from its all-time high in February 2020. At the precipice of panic, the Federal Reserve (the “Fed”) intervened, announcing a wave of quantitative easing, which was historic in both its size and speed, that flushed the financial markets with much-needed liquidity. Accommodative Fiscal Policy also emerged as Congress passed an unprecedented stimulus bill to help businesses and citizens alike weather the economic storm which had frozen the American economy. The markets reacted in a very positive manner to the fiscal and monetary policies implemented which would help shepherd the American economy back to normal. By July 31, 2020, the S&P 500® Index was almost totally recovered from its March lows.
The investment objective of the Fund is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020 (Unaudited)
Performance Analysis
On a net asset value (“NAV”) basis for the 12-month period ended July 31, 2020, the Fund provided a total return of 3.41%, including the reinvestment of dividends. The S&P 500® Index returned 11.96% and the S&P 500® Low Volatility Index returned -1.36% over the same period.
Stocks selected within the health care, consumer staples, and consumer discretionary sectors contributed the most to the Fund’s return, while stocks selected within the utilities, financials, and real estate sectors detracted from the Fund’s return for the same period.
Single stock positions in Ebay, Inc, Amazon.com, Inc., and Garmin Ltd. contributed the most to the Fund’s return for the 12-month period ended July 31, 2020. Single stock positions in Apartment Investment and Management Co., Hartford Financial Services Group, and Darden Restaurants, Inc. contributed the least to the Fund’s return for the same period.
For the 12-month period ended July 31, 2020, the Fund realized lower volatility than the S&P 500® Index and similar volatility to the S&P 500® Low Volatility Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks of domestic companies based on future expected volatility. An overweight allocation indicates that Horizon expects those stocks to be relatively low risk, while an underweight allocation indicates that Horizon expects those stocks to be relatively high risk. This long-term defensive tilt in the Fund contributed largely to the relative performance for the same period.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2020, Horizon believes that overall corporate and economic fundamentals have rebounded sufficiently and that financial markets will remain healthy over the course of the next year. Despite this, we do believe that there are significant risks that could generate high volatility in late 2020 and early 2021. Some of the risks we are looking at include: the possibility that the 2020 U.S. Presidential election will be contested or otherwise drawn-out; the material resurgence of COVID-19 cases in the near-term; and an escalation in Sino-American trade tensions. Horizon also believes that additional key risk factors for equity markets are related to trade policy, central bank policy, and global currency stability.
During time periods that contain bouts of volatility, Horizon believes it is important to continue to be responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that Horizon estimates will have forecasted future low volatility. Horizon also continues to use active management approach when managing the Fund that provides the flexibility to limit sector concentration and business risk, without being limited to static rebalance requirements.
First Trust Horizon Managed Volatility Developed International ETF (“HDMV” or the “Fund”)
Market Recap
For the 12-month period ended July 31, 2020, the MSCI EAFE Index lost 1.67%. During the same period, low volatility underperformed the broad MSCI EAFE Index as the MSCI EAFE Minimum Volatility Index lost 3.51%.
We believe the following key developments were some of the biggest drivers of global markets during the period covered in this report. U.S. markets led Developed International markets broadly as the S&P 500® Index gained 11.96% over the 12-month period ended July 31, 2020. During the same period, the S&P 500® Index had some bouts of heightened volatility, hit multiple new all-time highs and had multiple periods of sell-offs, primarily driven by the COVID-19 pandemic and subsequent lockdowns. Corporate earnings and economic fundamentals were strong, and the Fed lowered rates, which fueled the equity rally up until the breakout of COVID-19. Developed markets were generally exposed to more risk factors than the U.S. markets over the period as trade tariffs loomed and uncertainty around Brexit weighed down European markets. Switzerland and Sweden were the best performing regions in developed markets broadly, each outpacing the Eurozone. Within the Eurozone, the Netherlands posted modest gains while Spain posted the largest losses for the same period.
The investment objective of the Fund is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, in selecting securities for the Fund from a portfolio of eligible securities, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020 (Unaudited)
Performance Analysis
On an NAV basis for the 12-month period ended July 31, 2020, the Fund provided a total return of -12.37%, including the reinvestment of dividends. The MSCI EAFE Index lost 1.67% and the MSCI EAFE Minimum Volatility Index lost 3.51% over the same period.
For countries with an average allocation greater than 1%, stocks selected within Denmark, Switzerland and Sweden contributed the most to the Fund’s return, while stocks selected within Australia, Singapore, and Japan contributed the least to the Fund’s return.
Single stock positions in Hong Kong Exchanges and Clearing Ltd., EMS-Chemie Holding AG, Lonza Group AG and Koninklijke DSM N.V. contributed the most to the Fund’s return for the 12-month period ended July 31, 2020. Single stock positions in Scentre Group, Kyushu Railway Co. and National Australia Bank Ltd. contributed the least to the Fund’s return for the same period.
For the 12-month period ended July 31, 2020, the Fund realized lower volatility than the MSCI EAFE Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks and depositary receipts of large and mid-cap securities across developed markets based on future expected volatility. An overweight allocation indicates that Horizon expects those stocks to be relatively low risk, while an underweight allocation indicates that Horizon expects those stocks to be relatively high risk. This long-term defensive tilt in the Fund contributed largely to the relative performance for the fiscal year.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2020, Horizon believes that risks in international markets generally outweigh risks in U.S. markets, as volatility has been persistently higher. Key risk factors to watch in international markets are related to trade policy, specifically in China and the Eurozone; formal details related to Brexit in the United Kingdom; the continuation of accommodative global monetary policy; and lack of inflation in Japan.
Horizon believes it is important to continue to be more responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks when exposed to these risk factors. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that Horizon estimates will have forecasted future low volatility. Horizon also continues to use active management approach when managing the Fund that provides the flexibility to limit sector and country concentration and business risk, without being limited to static rebalance requirements.
First Trust Horizon Managed Volatility Small/Mid ETF (“HSMV” or the “Fund”)
Market Recap
Since the Fund’s inception on April 6, 2020 through July 31, 2020, which marked the end of the fiscal period for the Fund, the S&P 1000® Index gained 29.44%. During the same period, low volatility as a factor lagged the S&P 1000® Index, as the S&P 400® Low Volatility Index gained 7.33% and the S&P 600® Low Volatility Index gained 7.81%.
We believe the following key developments were some of the biggest drivers of the market during the fiscal period. Over the period, the S&P 500® Index experienced some of the highest volatility since the Great Recession, hit new all-time highs, and saw both a historic drawdown and recovery. From August 2019 until mid-February 2020, the overall market seemingly only had one direction: up and to the right. Tailwinds from falling interest rates resulted in money flowing into the equity markets as investors searched for yield in either capital appreciation, dividends, or both. The real economy also was particularly strong over this period, highlighted by the historically low unemployment rate of 3.5%. A strong economy coupled with roaring financial markets came to a screeching halt as COVID-19 emerged from Wuhan, China in late December 2019 and early January 2020. The market response was initially muted, but as countries in Europe, such as Italy, began enforcing draconian lockdowns, global markets tumbled from late February until mid-March. The sell-off intensified as the Northeast region of the U.S. became the epicenter of a global pandemic. By March 23, 2020, which was the peak of the market meltdown, the S&P 500® Index was down 33.79% from its all-time high in February 2020. At the precipice of panic, the Fed intervened, announcing a wave of quantitative easing, which was historic in both its size and speed, that flushed the financial markets with much-needed liquidity. Accommodative Fiscal Policy also emerged as Congress passed an unprecedented stimulus bill to help businesses and citizens alike weather the economic storm which had frozen the American economy. The markets reacted in a very positive manner to the fiscal and monetary policies implemented which would help shepherd the American economy back to normal. By July 31, 2020 the S&P 500® Index was almost totally recovered from its March lows.
The investment objective of the Fund is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon believes exhibit low

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020 (Unaudited)
future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.
Performance Analysis
On an NAV basis since the Fund’s inception on April 6, 2020 through July 31, 2020, the Fund provided a total return of 18.67%, including the reinvestment of dividends. The S&P 1000® Index gained 29.44% over the same period. Over this period, low volatility as a factor lagged the S&P 1000® Index, as the S&P 400® Low Volatility Index gained 7.33% and the S&P 600® Low Volatility Index gained 7.81%.
From the Fund’s inception on April 6, 2020 through July 31, 2020, stocks selected within the industrials, health care, and information technology sectors contributed the most to the Fund’s return, while stocks selected within the utilities, real estate, and communication services sectors detracted from the Fund’s return.
Single stock positions in West Pharmaceutical Services, Inc. and Shutterstock, Inc. contributed the most to the Fund’s return for the period from the Fund’s inception on April 6, 2020 through July 31, 2020. Single stock positions in Tootsie Roll Industries, Inc. and J2 Global, Inc. contributed the least to the Fund’s return for the same period.
Since the Fund’s inception on April 6, 2020 through July 31, 2020, the Fund realized lower volatility than the S&P 1000® Index and also had lower volatility than both the S&P 400® Low Volatility Index and S&P 600® Low Volatility Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks of small and mid-cap domestic companies based on future expected volatility. An overweight allocation indicates that Horizon expects those stocks to be relatively low risk, while an underweight allocation indicates that Horizon expects those stocks to be relatively high risk. This long-term defensive tilt in the Fund contributed largely to the relative performance for the fiscal period.
Market and Fund Outlook
As of July 31, 2020, which is the end of the Fund’s fiscal period, Horizon believes that overall corporate and economic fundamentals have rebounded sufficiently and that financial markets will remain healthy over the course of the next period. Despite this, we do believe that there are significant risks that could generate high volatility in late 2020 and early 2021. Some of the risks we are looking at include: the possibility that the 2020 U.S. Presidential election is contested or otherwise drawn-out; the material resurgence of COVID-19 cases in the near-term; and an escalation in Sino-American trade tensions. Horizon also believes that additional key risk factors for equity markets are related to trade policy, central bank policy, and global currency stability.
During time periods that contain bouts of volatility, Horizon believes it is important to continue to be responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that Horizon estimates will have forecasted future low volatility. Horizon also continues to use an active management approach when managing the Fund that provides the flexibility to limit sector concentration and business risk, without being limited to static rebalance requirements.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2020 (Unaudited)
As a shareholder of First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF or First Trust Horizon Managed Volatility Small/Mid ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended July 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Actual	$1,000.00	$970.20	0.70%	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.38	0.70%	$3.52
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Actual	$1,000.00	$842.90	0.80%	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	0.80%	$4.02
	Beginning Account Value April 6, 2020 (b)	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Number of Days In the Period	Expenses Paid During the Period April 6, 2020 (b) to July 31, 2020 (c)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Actual	$1,000.00	$1,186.70	0.80%	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	0.80%	$4.02

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2020 through July 31, 2020), multiplied by 182/366 (to reflect the six-month period).
(b)	Inception date.
(c)	Actual expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (April 6, 2020 through July 31, 2020), multiplied by 117/366. Hypothetical expenses are assumed for the most recent six-month period.

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments
July 31, 2020
Shares	Description	Value
COMMON STOCKS – 93.8%
	Aerospace & Defense – 1.0%
5,472	Lockheed Martin Corp.	$2,073,724
	Air Freight & Logistics – 2.3%
24,349	CH Robinson Worldwide, Inc.	2,281,988
32,131	Expeditors International of Washington, Inc.	2,715,391
		4,997,379
	Beverages – 1.2%
12,861	Monster Beverage Corp. (a)	1,009,331
10,814	PepsiCo, Inc.	1,488,655
		2,497,986
	Biotechnology – 1.0%
23,734	AbbVie, Inc.	2,252,594
	Capital Markets – 3.2%
16,621	Intercontinental Exchange, Inc.	1,608,580
15,336	Nasdaq, Inc.	2,013,770
4,370	S&P Global, Inc.	1,530,593
12,411	T Rowe Price Group, Inc.	1,713,959
		6,866,902
	Chemicals – 1.2%
10,192	Linde PLC	2,498,161
	Commercial Services & Supplies – 2.6%
30,270	Republic Services, Inc.	2,641,057
27,491	Waste Management, Inc.	3,013,014
		5,654,071
	Communications Equipment – 4.2%
158,852	Juniper Networks, Inc.	4,031,664
35,884	Motorola Solutions, Inc.	5,016,583
		9,048,247
	Diversified Financial Services – 1.2%
13,148	Berkshire Hathaway, Inc., Class B (a)	2,574,115
	Diversified Telecommunication Services – 2.4%
78,314	AT&T, Inc.	2,316,528
50,973	Verizon Communications, Inc.	2,929,928
		5,246,456
	Electric Utilities – 5.7%
96,827	Alliant Energy Corp.	5,214,134
24,717	Eversource Energy	2,226,260
70,016	Xcel Energy, Inc.	4,833,905
		12,274,299
	Entertainment – 1.2%
18,309	Electronic Arts, Inc. (a)	2,592,921
Shares	Description	Value

	Food & Staples Retailing – 3.6%
16,104	Costco Wholesale Corp.	$5,242,335
20,057	Walmart, Inc.	2,595,376
		7,837,711
	Food Products – 6.9%
87,305	Campbell Soup Co.	4,327,709
54,309	General Mills, Inc.	3,436,131
33,891	Hormel Foods Corp.	1,723,696
18,612	JM Smucker (The) Co.	2,035,222
11,707	Kellogg Co.	807,666
46,753	Mondelez International, Inc., Class A	2,594,324
		14,924,748
	Gas Utilities – 1.8%
35,674	Atmos Energy Corp.	3,781,087
	Health Care Equipment & Supplies – 4.5%
30,036	Abbott Laboratories	3,022,823
31,856	Baxter International, Inc.	2,751,721
18,852	Danaher Corp.	3,842,038
		9,616,582
	Health Care Technology – 0.8%
25,722	Cerner Corp.	1,786,393
	Hotels, Restaurants & Leisure – 1.4%
9,933	McDonald’s Corp.	1,929,783
11,486	Yum! Brands, Inc.	1,045,801
		2,975,584
	Household Durables – 0.9%
18,591	Garmin Ltd.	1,832,887
	Household Products – 7.7%
31,196	Church & Dwight Co., Inc.	3,005,110
5,886	Clorox (The) Co.	1,392,098
22,100	Colgate-Palmolive Co.	1,706,120
33,070	Kimberly-Clark Corp.	5,027,963
41,699	Procter & Gamble (The) Co.	5,467,573
		16,598,864
	Industrial Conglomerates – 1.1%
5,257	Roper Technologies, Inc.	2,273,390
	Insurance – 4.6%
16,271	Aon PLC, Class A	3,339,135
21,108	Arthur J. Gallagher & Co.	2,268,899
37,161	Marsh & McLennan Cos., Inc.	4,332,972
		9,941,006

See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
July 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Internet & Direct Marketing Retail – 0.9%
36,128	eBay, Inc.	$1,997,156
	IT Services – 9.5%
22,297	Accenture PLC, Class A	5,011,920
40,212	Broadridge Financial Solutions, Inc.	5,402,080
17,748	Jack Henry & Associates, Inc.	3,164,468
47,246	Leidos Holdings, Inc.	4,495,929
12,820	Visa, Inc., Class A	2,440,928
		20,515,325
	Life Sciences Tools & Services – 1.0%
22,854	Agilent Technologies, Inc.	2,201,526
	Machinery – 1.2%
29,839	PACCAR, Inc.	2,538,702
	Media – 1.8%
6,557	Charter Communications, Inc., Class A (a)	3,803,060
	Multiline Retail – 2.1%
12,765	Dollar General Corp.	2,430,456
16,045	Target Corp.	2,019,745
		4,450,201
	Multi-Utilities – 2.3%
32,145	CMS Energy Corp.	2,063,066
24,743	DTE Energy Co.	2,861,033
		4,924,099
	Pharmaceuticals – 5.7%
36,321	Bristol-Myers Squibb Co.	2,130,590
35,495	Johnson & Johnson	5,173,751
60,470	Merck & Co., Inc.	4,852,113
		12,156,454
	Professional Services – 2.7%
22,116	IHS Markit Ltd.	1,785,425
21,514	Verisk Analytics, Inc.	4,059,907
		5,845,332
	Road & Rail – 0.8%
22,872	CSX Corp.	1,631,688
	Specialty Retail – 3.4%
3,303	AutoZone, Inc. (a)	3,988,108
5,897	Home Depot (The), Inc.	1,565,594
11,694	Lowe’s Cos., Inc.	1,741,354
		7,295,056
	Technology Hardware, Storage & Peripherals – 1.9%
9,581	Apple, Inc.	4,072,308
	Total Common Stocks	201,576,014
	(Cost $183,404,460)
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS – 6.0%
	Equity Real Estate Investment Trusts – 6.0%
8,320	Alexandria Real Estate Equities, Inc.	$1,477,216
9,794	Essex Property Trust, Inc.	2,161,928
21,992	Mid-America Apartment Communities, Inc.	2,621,226
20,069	Public Storage	4,011,392
69,900	UDR, Inc.	2,530,380
	Total Real Estate Investment Trusts	12,802,142
	(Cost $11,887,168)
	Total Investments – 99.8%	214,378,156
	(Cost $195,291,628) (b)
	Net Other Assets and Liabilities – 0.2%	443,958
	Net Assets – 100.0%	$214,822,114

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $195,593,852. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $19,277,436 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $493,132. The net unrealized appreciation was $18,784,304.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 201,576,014	$ 201,576,014	$ —	$ —
Real Estate Investment Trusts*	12,802,142	12,802,142	—	—
Total Investments	$ 214,378,156	$ 214,378,156	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments
July 31, 2020
Shares	Description	Value
COMMON STOCKS (a) – 94.0%
	Australia – 3.2%
53,902	AGL Energy Ltd.	$640,041
1,203,148	AusNet Services	1,530,069
300,356	Telstra Corp., Ltd.	718,874
42,192	Woolworths Group Ltd.	1,165,973
		4,054,957
	Belgium – 0.8%
9,360	Elia Group S.A./N.V.	1,016,561
	Cayman Islands – 0.8%
146,500	CK Hutchison Holdings Ltd.	955,521
	Denmark – 1.8%
6,560	Coloplast A.S., Class B	1,116,560
17,011	Novo Nordisk A.S., Class B	1,121,832
		2,238,392
	France – 7.5%
5,571	Air Liquide S.A.	916,105
206,931	Bollore S.A.	689,825
14,038	Danone S.A.	934,949
3,981	L’Oreal S.A.	1,327,106
6,648	Pernod Ricard S.A.	1,143,327
15,598	Sanofi	1,626,988
67,231	Suez	885,793
39,757	Vivendi S.A.	1,049,032
7,409	Wendel S.A.	691,649
		9,264,774
	Germany – 5.3%
16,953	BASF SE	934,786
55,671	Deutsche Telekom AG	928,907
66,134	E.ON SE	774,040
12,029	Henkel AG & Co., KGaA	1,043,588
7,775	LEG Immobilien AG	1,083,092
23,574	Uniper SE	815,298
13,738	Vonovia SE	892,960
		6,472,671
	Hong Kong – 11.5%
398,110	BOC Hong Kong Holdings Ltd.	1,109,528
232,395	CLP Holdings, Ltd.	2,200,920
56,900	Hang Seng Bank Ltd.	894,947
334,894	Henderson Land Development Co., Ltd.	1,255,264
1,462,710	Hong Kong & China Gas Co., Ltd.	2,098,672
222,116	MTR Corp., Ltd.	1,103,372
4,050,000	PCCW Ltd.	2,283,589
365,449	Power Assets Holdings Ltd.	2,034,647
110,914	Sun Hung Kai Properties Ltd.	1,358,107
		14,339,046
	Ireland – 0.8%
7,885	Kerry Group PLC, Class A	1,040,271
Shares	Description	Value

	Israel – 0.8%
7,419	Elbit Systems Ltd.	$1,041,508
	Italy – 0.7%
84,938	Infrastrutture Wireless Italiane S.p.A. (b) (c)	856,952
	Japan – 26.1%
29,900	Ajinomoto Co., Inc.	537,807
13,500	Bank of Kyoto (The) Ltd.	492,915
22,900	Bridgestone Corp.	669,336
15,900	Calbee, Inc.	503,939
109,500	Chugoku Electric Power (The) Co., Inc.	1,332,351
81,300	ENEOS Holdings, Inc.	282,021
3,300	Hirose Electric Co., Ltd.	345,104
17,100	Idemitsu Kosan Co., Ltd.	352,161
6,100	Ito En Ltd.	358,434
27,500	ITOCHU Corp.	597,516
9,600	Itochu Techno-Solutions Corp.	387,700
75,500	Japan Post Bank Co., Ltd.	560,607
47,000	Japan Post Holdings Co., Ltd.	318,484
120,800	Japan Tobacco, Inc.	2,067,825
35,100	KDDI Corp.	1,080,638
18,600	Keihan Holdings Co., Ltd.	752,048
1,400	Keyence Corp.	584,838
15,600	Kyushu Railway Co.	306,238
19,400	McDonald’s Holdings Co., Japan Ltd.	923,679
14,500	MEIJI Holdings Co., Ltd.	1,131,454
56,600	Mitsubishi Corp.	1,133,283
16,900	MS&AD Insurance Group Holdings, Inc.	420,844
47,400	Nagoya Railroad Co., Ltd.	1,193,788
1,300	Nintendo Co., Ltd.	570,327
65,000	Nippon Telegraph & Telephone Corp.	1,500,425
8,200	Nissin Foods Holdings Co., Ltd.	734,363
72,600	NTT DOCOMO, Inc.	1,994,091
22,000	Odayku Electric Railway Co., Ltd.	456,398
22,500	Ono Pharmaceutical Co., Ltd.	629,906
40,600	Osaka Gas Co., Ltd.	745,608
4,700	Rinnai Corp.	383,619
9,200	Secom Co., Ltd.	789,242
72,700	Sega Sammy Holdings, Inc.	816,591
15,900	Sekisui House Ltd.	288,094
214,600	Seven Bank Ltd.	521,017
8,700	SG Holdings Co., Ltd.	318,067
18,500	Shimadzu Corp.	465,056
101,900	Shizuoka Bank (The), Ltd.	658,444
89,400	Softbank Corp.	1,194,618
17,300	Sompo Holdings, Inc.	564,654
4,600	Sony Corp.	350,948
24,200	Sumitomo Mitsui Financial Group, Inc.	640,121
7,000	Takeda Pharmaceutical Co., Ltd.	248,378
26,800	Teijin Ltd.	384,575

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2020
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
47,600	Tohoku Electric Power Co., Inc.	$448,323
10,000	Trend Micro, Inc.	580,983
51,800	USS Co., Ltd.	768,767
		32,385,625
	Jersey – 0.7%
25,490	Experian PLC	893,219
	Netherlands – 4.1%
55,235	Koninklijke Ahold Delhaize N.V.	1,592,117
18,971	Koninklijke Vopak N.V.	1,035,779
22,232	Unilever N.V.	1,311,504
14,592	Wolters Kluwer N.V.	1,149,233
		5,088,633
	Norway – 0.6%
48,794	Equinor ASA	719,967
	Singapore – 5.2%
108,200	DBS Group Holdings Ltd.	1,556,852
252,600	Oversea-Chinese Banking Corp., Ltd.	1,573,694
401,800	Singapore Technologies Engineering Ltd.	956,249
573,600	Singapore Telecommunications Ltd.	1,035,319
89,800	United Overseas Bank Ltd.	1,267,265
		6,389,379
	Spain – 1.4%
31,289	Endesa S.A.	886,039
42,725	Red Electrica Corp. S.A.	831,417
		1,717,456
	Sweden – 2.0%
24,388	Essity AB, Class B (d)	801,332
18,376	ICA Gruppen AB	901,398
34,532	Investment AB Latour, Class B	705,168
		2,407,898
	Switzerland – 14.0%
6,212	Baloise Holding AG	942,787
21,664	Banque Cantonale Vaudoise	2,266,956
1,687	Geberit AG	928,214
5,188	Kuehne + Nagel International AG	890,052
19,778	Nestle S.A.	2,337,764
17,535	Novartis AG	1,447,014
3,775	Roche Holding AG	1,304,770
4,317	Schindler Holding AG	1,071,520
7,533	Schindler Holding AG	1,898,591
21,341	Swiss Prime Site AG	1,940,303
4,253	Swisscom AG	2,259,152
		17,287,123
	United Kingdom – 6.7%
27,688	Admiral Group PLC	869,846
Shares	Description	Value

	United Kingdom (Continued)
11,920	Croda International PLC	$894,068
48,654	GlaxoSmithKline PLC	974,300
387,718	J Sainsbury PLC	949,829
60,071	National Grid PLC	708,011
9,645	Reckitt Benckiser Group PLC	972,906
114,851	Rentokil Initial PLC	803,116
310,613	Tesco PLC	882,712
426,877	Wm Morrison Supermarkets PLC	1,044,084
		8,098,872
	Total Common Stocks	116,268,825
	(Cost $114,262,009)
REAL ESTATE INVESTMENT TRUSTS (a) – 5.7%
	France – 0.6%
10,359	ICADE	683,333
	Hong Kong – 0.7%
117,862	Link REIT	914,726
	Singapore – 3.6%
526,200	Ascendas Real Estate Investment Trust	1,355,712
919,600	CapitaLand Mall Trust	1,264,952
1,387,300	Mapletree Commercial Trust	1,857,811
		4,478,475
	United Kingdom – 0.8%
83,022	Segro PLC	1,053,286
	Total Real Estate Investment Trusts	7,129,820
	(Cost $7,044,394)
	Total Investments – 99.7%	123,398,645
	(Cost $121,306,403) (e)
	Net Other Assets and Liabilities – 0.3%	314,873
	Net Assets – 100.0%	$123,713,518

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Non-income producing security.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2020
(e)	Aggregate cost for federal income tax purposes was $121,509,301. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,092,274 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,202,930. The net unrealized appreciation was $1,889,344.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 116,268,825	$ 116,268,825	$ —	$ —
Real Estate Investment Trusts*	7,129,820	7,129,820	—	—
Total Investments	$ 123,398,645	$ 123,398,645	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Japanese Yen	26.3%
Euro	21.2
Swiss Franc	14.0
Hong Kong Dollar	13.1
Singapore Dollar	8.8
British Pound Sterling	8.1
Australian Dollar	3.3
Swedish Krona	2.0
Danish Krone	1.8
Israeli Shekel	0.8
Norwegian Krone	0.6
Total	100.0%
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments
July 31, 2020
Shares	Description	Value
COMMON STOCKS – 93.9%
	Aerospace & Defense – 1.5%
1,280	National Presto Industries, Inc.	$109,299
9,249	Park Aerospace Corp.	99,704
320	Teledyne Technologies, Inc. (a)	98,144
		307,147
	Air Freight & Logistics – 1.2%
2,257	Forward Air Corp.	117,342
2,449	Hub Group, Inc., Class A (a)	129,552
		246,894
	Auto Components – 2.1%
4,625	Cooper Tire & Rubber Co.	143,652
4,929	Gentex Corp.	133,034
3,041	Standard Motor Products, Inc.	138,305
		414,991
	Banks – 5.7%
4,369	Allegiance Bancshares, Inc.	106,560
7,617	Associated Banc-Corp.	97,802
1,904	City Holding Co.	118,924
2,017	Commerce Bancshares, Inc.	115,494
6,353	CVB Financial Corp.	114,799
4,176	National Bank Holdings Corp., Class A	116,009
3,777	NBT Bancorp, Inc.	112,517
8,289	Old National Bancorp	115,963
3,985	United Bankshares, Inc.	104,885
2,353	Westamerica BanCorp	142,027
		1,144,980
	Beverages – 0.7%
2,161	National Beverage Corp. (a)	138,628
	Biotechnology – 0.6%
1,056	United Therapeutics Corp. (a)	117,712
	Building Products – 0.8%
576	Lennox International, Inc.	154,449
	Capital Markets – 1.4%
512	FactSet Research Systems, Inc.	177,306
2,113	SEI Investments Co.	110,573
		287,879
	Chemicals – 4.7%
1,936	Ashland Global Holdings, Inc.	146,129
1,345	Balchem Corp.	134,850
2,960	HB Fuller Co.	134,206
1,553	Innospec, Inc.	116,739
336	NewMarket Corp.	125,936
1,712	RPM International, Inc.	139,682
2,608	Sensient Technologies Corp.	136,164
		933,706
	Commercial Services & Supplies – 0.7%
1,632	Tetra Tech, Inc.	144,677
Shares	Description	Value

	Communications Equipment – 0.7%
4,816	NETGEAR, Inc. (a)	$148,092
	Containers & Packaging – 2.3%
1,345	AptarGroup, Inc.	154,944
4,545	Silgan Holdings, Inc.	173,846
2,545	Sonoco Products Co.	131,679
		460,469
	Distributors – 0.8%
513	Pool Corp.	162,467
	Diversified Consumer Services – 1.9%
3,712	American Public Education, Inc. (a)	108,056
1,296	Grand Canyon Education, Inc. (a)	115,007
3,681	Service Corp. International	159,608
		382,671
	Diversified Telecommunication Services – 0.8%
1,793	Cogent Communications Holdings, Inc.	161,567
	Electric Utilities – 1.3%
3,792	OGE Energy Corp.	124,757
3,424	PNM Resources, Inc.	144,595
		269,352
	Electrical Equipment – 1.2%
2,384	Encore Wire Corp.	119,653
929	Hubbell, Inc.	125,387
		245,040
	Electronic Equipment, Instruments & Components – 3.2%
1,729	Arrow Electronics, Inc. (a)	123,831
1,712	ePlus, Inc. (a)	127,612
3,728	Jabil, Inc.	129,958
1,601	OSI Systems, Inc. (a)	113,607
1,121	SYNNEX Corp.	139,834
		634,842
	Food & Staples Retailing – 2.8%
3,808	BJ’s Wholesale Club Holdings, Inc. (a)	152,511
832	Casey’s General Stores, Inc.	132,446
2,192	PriceSmart, Inc.	143,291
5,153	Sprouts Farmers Market, Inc. (a)	135,936
		564,184
	Food Products – 5.4%
6,624	Flowers Foods, Inc.	150,696

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
4,160	Hain Celestial Group (The), Inc. (a)	$141,357
1,472	Ingredion, Inc.	127,328
1,600	John B Sanfilippo & Son, Inc.	141,072
864	Lancaster Colony Corp.	137,022
6,336	Pilgrim’s Pride Corp. (a)	97,258
1,617	Post Holdings, Inc. (a)	143,492
4,208	Tootsie Roll Industries, Inc.	133,393
		1,071,618
	Gas Utilities – 1.3%
3,248	National Fuel Gas Co.	131,772
1,920	Spire, Inc.	118,387
		250,159
	Health Care Equipment & Supplies – 4.4%
2,416	Globus Medical, Inc., Class A (a)	116,403
1,457	Hill-Rom Holdings, Inc.	141,650
4,641	LeMaitre Vascular, Inc.	136,121
592	Masimo Corp. (a)	130,311
753	Penumbra, Inc. (a)	167,098
705	West Pharmaceutical Services, Inc.	189,553
		881,136
	Health Care Providers & Services – 1.5%
337	Chemed Corp.	165,868
2,000	Encompass Health Corp.	136,160
		302,028
	Health Care Technology – 1.9%
5,425	HealthStream, Inc. (a)	119,106
4,128	HMS Holdings Corp. (a)	134,160
1,856	Omnicell, Inc. (a)	130,458
		383,724
	Hotels, Restaurants & Leisure – 0.7%
337	Domino’s Pizza, Inc.	130,288
	Household Products – 2.1%
3,633	Central Garden & Pet Co. (a)	137,545
2,609	Energizer Holdings, Inc.	130,789
785	WD-40 Co.	154,292
		422,626
	Industrial Conglomerates – 0.5%
896	Carlisle Cos., Inc.	106,696
	Insurance – 5.2%
3,360	Brown & Brown, Inc.	152,779
1,120	Hanover Insurance Group (The), Inc.	114,105
Shares	Description	Value

	Insurance (Continued)
2,736	HCI Group, Inc.	$122,080
1,713	Kemper Corp.	134,505
1,041	Primerica, Inc.	124,566
673	RenaissanceRe Holdings Ltd.	121,396
1,505	RLI Corp.	132,636
1,873	Safety Insurance Group, Inc.	141,730
		1,043,797
	Internet & Direct Marketing Retail – 1.1%
3,857	Shutterstock, Inc.	209,589
	IT Services – 3.2%
529	CACI International, Inc., Class A (a)	109,937
2,961	CSG Systems International, Inc.	124,747
2,112	MAXIMUS, Inc.	156,731
5,953	NIC, Inc.	130,490
1,569	Science Applications International Corp.	125,489
		647,394
	Leisure Products – 0.8%
1,889	Sturm Ruger & Co., Inc.	153,708
	Life Sciences Tools & Services – 3.1%
289	Bio-Rad Laboratories, Inc., Class A (a)	151,693
544	Bio-Techne Corp.	149,687
769	Charles River Laboratories International, Inc. (a)	153,023
4,321	Luminex Corp.	157,285
		611,688
	Machinery – 4.6%
2,593	Donaldson Co., Inc.	125,346
1,296	ESCO Technologies, Inc.	111,378
3,649	Federal Signal Corp.	112,791
2,433	Graco, Inc.	129,533
1,872	ITT, Inc.	108,070
1,408	Oshkosh Corp.	110,838
1,696	Tennant Co.	112,987
1,665	Toro (The) Co.	118,798
		929,741
	Media – 1.9%
65	Cable One, Inc.	118,466
3,088	John Wiley & Sons, Inc., Class A	104,467
4,368	TechTarget, Inc. (a)	158,515
		381,448
	Metals & Mining – 1.3%
2,481	Compass Minerals International, Inc.	126,382

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Metals & Mining (Continued)
1,360	Reliance Steel & Aluminum Co.	$133,634
		260,016
	Multi-Utilities – 0.7%
2,368	Black Hills Corp.	137,012
	Paper & Forest Products – 0.5%
2,209	Neenah, Inc.	98,543
	Pharmaceuticals – 2.0%
7,329	Amphastar Pharmaceuticals, Inc. (a)	146,727
8,432	Corcept Therapeutics, Inc. (a)	126,058
9,280	Innoviva, Inc. (a)	125,698
		398,483
	Professional Services – 3.2%
2,480	CoreLogic, Inc.	169,037
1,537	Exponent, Inc.	129,200
1,057	FTI Consulting, Inc. (a)	126,248
3,472	Korn Ferry	97,563
7,025	TrueBlue, Inc. (a)	108,396
		630,444
	Real Estate Management & Development – 0.5%
1,025	Jones Lang LaSalle, Inc.	101,383
	Road & Rail – 2.8%
6,353	Heartland Express, Inc.	128,871
3,169	Knight-Swift Transportation Holdings, Inc.	137,820
1,232	Landstar System, Inc.	150,033
3,248	Werner Enterprises, Inc.	142,863
		559,587
	Semiconductors & Semiconductor Equipment – 0.6%
7,552	DSP Group, Inc. (a)	112,147
	Software – 5.0%
2,353	Bottomline Technologies DE, Inc. (a)	113,556
3,104	CommVault Systems, Inc. (a)	136,824
1,633	J2 Global, Inc. (a)	92,624
3,568	Progress Software Corp.	124,381
1,536	PTC, Inc. (a)	131,420
1,824	SPS Commerce, Inc. (a)	137,110
5,953	Teradata Corp. (a)	125,013
417	Tyler Technologies, Inc. (a)	148,973
		1,009,901
	Specialty Retail – 0.8%
1,184	Murphy USA, Inc. (a)	156,773
Shares	Description	Value

	Thrifts & Mortgage Finance – 1.1%
11,025	New York Community Bancorp, Inc.	$116,093
11,344	Northwest Bancshares, Inc.	111,739
		227,832
	Tobacco – 1.1%
3,153	Universal Corp.	132,930
10,336	Vector Group Ltd.	91,164
		224,094
	Trading Companies & Distributors – 1.5%
1,585	MSC Industrial Direct Co., Inc., Class A	104,626
848	Watsco, Inc.	200,187
		304,813
	Water Utilities – 0.7%
1,697	American States Water Co.	130,465
	Total Common Stocks	18,796,880
	(Cost $17,764,605)
REAL ESTATE INVESTMENT TRUSTS – 4.1%
	Equity Real Estate Investment Trusts – 4.1%
1,233	CoreSite Realty Corp.	159,119
5,137	Easterly Government Properties, Inc.	125,600
3,648	First Industrial Realty Trust, Inc.	160,220
4,721	Healthcare Realty Trust, Inc.	138,325
10,465	Independence Realty Trust, Inc.	120,348
1,264	Life Storage, Inc.	124,036
	Total Real Estate Investment Trusts	827,648
	(Cost $782,954)
	Total Investments – 98.0%	19,624,528
	(Cost $18,547,559) (b)
	Net Other Assets and Liabilities – 2.0%	398,168
	Net Assets – 100.0%	$20,022,696

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $18,555,447. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,324,614 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $255,533. The net unrealized appreciation was $1,069,081.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 18,796,880	$ 18,796,880	$ —	$ —
Real Estate Investment Trusts*	827,648	827,648	—	—
Total Investments	$ 19,624,528	$ 19,624,528	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2020
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
ASSETS:
Investments, at value	$ 214,378,156	$ 123,398,645	$ 19,624,528
Cash	244,400	—	251,227
Foreign currency	—	2,382,696	—
Receivables:
Dividends	324,434	179,302	7,047
Dividend reclaims	1,790	210,130	—
Investment securities sold	—	379,267	152,948
Total Assets	214,948,780	126,550,040	20,035,750
LIABILITIES:
Due to custodian	—	403,240	—
Payables:
Investment advisory fees	126,666	96,408	13,054
Investment securities purchased	—	2,336,874	—
Total Liabilities	126,666	2,836,522	13,054
NET ASSETS	$214,822,114	$123,713,518	$20,022,696
NET ASSETS consist of:
Paid-in capital	$ 251,379,232	$ 156,637,984	$ 18,938,103
Par value	79,000	44,000	8,000
Accumulated distributable earnings (loss)	(36,636,118)	(32,968,466)	1,076,593
NET ASSETS	$214,822,114	$123,713,518	$20,022,696
NET ASSET VALUE, per share	$27.19	$28.12	$25.03
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	7,900,002	4,400,002	800,002
Investments, at cost	$195,291,628	$121,306,403	$18,547,559
Foreign currency, at cost (proceeds)	$—	$2,382,826	$—

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
	Year Ended 7/31/2020	Year Ended 7/31/2020	Period Ended 7/31/2020 (a)
INVESTMENT INCOME:
Dividends	$ 4,889,003	$ 4,490,865	$ 33,831
Interest	5,325	2,832	—
Foreign withholding tax	—	(345,017)	—
Other	49	27	—
Total investment income	4,894,377	4,148,707	33,831
EXPENSES:
Investment advisory fees	1,641,966	1,152,258	19,325
Total expenses	1,641,966	1,152,258	19,325
NET INVESTMENT INCOME (LOSS)	3,252,411	2,996,449	14,506
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(50,278,718)	(30,276,901)	(8,657)
In-kind redemptions	45,682,469	5,575,263	221,695
Foreign currency transactions	—	(25,776)	—
Net realized gain (loss)	(4,596,249)	(24,727,414)	213,038
Net change in unrealized appreciation (depreciation) on:
Investments	1,915,698	949,848	1,076,969
Foreign currency translation	—	6,205	—
Net change in unrealized appreciation (depreciation)	1,915,698	956,053	1,076,969
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,680,551)	(23,771,361)	1,290,007
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 571,860	$(20,774,912)	$ 1,304,513

(a)	Inception date is April 6, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)		First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended 7/31/2020	Year Ended 7/31/2019	Year Ended 7/31/2020	Year Ended 7/31/2019
OPERATIONS:
Net investment income (loss)	$ 3,252,411	$ 2,758,090	$ 2,996,449	$ 2,133,177
Net realized gain (loss)	(4,596,249)	14,126,223	(24,727,414)	(2,036,243)
Net change in unrealized appreciation (depreciation)	1,915,698	10,268,998	956,053	599,720
Net increase (decrease) in net assets resulting from operations	571,860	27,153,311	(20,774,912)	696,654
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,582,296)	(2,290,936)	(3,755,422)	(2,045,252)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	355,667,495	220,067,195	87,535,588	97,182,899
Cost of shares redeemed	(362,223,485)	(154,429,427)	(67,686,203)	(26,449,839)
Net increase (decrease) in net assets resulting from shareholder transactions	(6,555,990)	65,637,768	19,849,385	70,733,060
Total increase (decrease) in net assets	(9,566,426)	90,500,143	(4,680,949)	69,384,462
NET ASSETS:
Beginning of period	224,388,540	133,888,397	128,394,467	59,010,005
End of period	$214,822,114	$224,388,540	$123,713,518	$128,394,467
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,400,002	5,700,002	3,900,002	1,750,002
Shares sold	13,500,000	8,900,000	2,750,000	2,950,000
Shares redeemed	(14,000,000)	(6,200,000)	(2,250,000)	(800,000)
Shares outstanding, end of period	7,900,002	8,400,002	4,400,002	3,900,002

(a)	Inception date is April 6, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Period Ended 7/31/2020 (a)

$ 14,506
213,038
1,076,969
1,304,513

(6,225)

19,986,223
(1,261,815)
18,724,408
20,022,696

—
$20,022,696

—
850,002
(50,000)
800,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
	Year Ended July 31,			Period Ended 7/31/2017 (a)
	2020	2019	2018
Net asset value, beginning of period	$ 26.71	$ 23.49	$ 22.03	$ 19.96
Income from investment operations:
Net investment income (loss)	0.37	0.37	0.30	0.24
Net realized and unrealized gain (loss)	0.52	3.17	1.46	2.05
Total from investment operations	0.89	3.54	1.76	2.29
Distributions paid to shareholders from:
Net investment income	(0.41)	(0.32)	(0.30)	(0.22)
Net asset value, end of period	$27.19	$26.71	$23.49	$22.03
Total return (b)	3.41%	15.24%	8.04%	11.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 214,822	$ 224,389	$ 133,888	$ 62,799
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70% (c)
Ratio of net investment income (loss) to average net assets	1.39%	1.58%	1.37%	1.50% (c)
Portfolio turnover rate (d)	211%	147%	157%	149%

(a)	Inception date is August 24, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended July 31,			Period Ended 7/31/2017 (a)
	2020	2019	2018
Net asset value, beginning of period	$ 32.92	$ 33.72	$ 33.05	$ 29.89
Income from investment operations:
Net investment income (loss)	0.65	0.86	0.91	0.63
Net realized and unrealized gain (loss)	(4.61)	(0.79)	0.87	3.13
Total from investment operations	(3.96)	0.07	1.78	3.76
Distributions paid to shareholders from:
Net investment income	(0.84)	(0.87)	(1.11)	(0.60)
Net asset value, end of period	$28.12	$32.92	$33.72	$33.05
Total return (b)	(12.37)%	0.21%	5.48%	12.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 123,714	$ 128,394	$ 59,010	$ 29,745
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80% (c)
Ratio of net investment income (loss) to average net assets	2.08%	2.74%	2.73%	2.74% (c)
Portfolio turnover rate (d)	196%	99%	133%	150%

(a)	Inception date is August 24, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Period Ended 7/31/2020 (a)
Net asset value, beginning of period	$ 21.10
Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss)	3.92
Total from investment operations	3.94
Distributions paid to shareholders from:
Net investment income	(0.01)
Net asset value, end of period	$25.03
Total return (b)	18.67%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 20,023
Ratio of total expenses to average net assets	0.80% (c)
Ratio of net investment income (loss) to average net assets	0.60% (c)
Portfolio turnover rate (d)	5%

(a)	Inception date is April 6, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the following funds, each a non-diversified series of the Trust:
First Trust Horizon Managed Volatility Domestic ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “HUSV”)
First Trust Horizon Managed Volatility Developed International ETF – (NYSE Arca ticker “HDMV”)
First Trust Horizon Managed Volatility Small/Mid ETF – (NYSE Arca ticker “HSMV”)(1)
(1)	Commenced investment operations on April 6, 2020.
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, HUSV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility.
Under normal market conditions, HDMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility.
Under normal market conditions, HSMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2020, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended July 31, 2020, was as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$ 3,582,296	$ —	$ —
First Trust Horizon Managed Volatility Developed International ETF	3,755,422	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	6,225	—	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2019, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$ 2,290,936	$ —	$ —
First Trust Horizon Managed Volatility Developed International ETF	2,045,252	—	—
As of July 31, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$ 180,784	$ (55,601,206)	$ 18,784,304
First Trust Horizon Managed Volatility Developed International ETF	31,560	(34,892,318)	1,892,292
First Trust Horizon Managed Volatility Small/Mid ETF	8,281	(769)	1,069,081
E. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For HUSV and HDMV, taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. For HSMV, the taxable year ended 2020 remains open to federal and state audit. As of July 31, 2020, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2020, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust Horizon Managed Volatility Domestic ETF	$ 55,601,206
First Trust Horizon Managed Volatility Developed International ETF	34,892,318
First Trust Horizon Managed Volatility Small/Mid ETF	769
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended July 31, 2020, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Horizon Managed Volatility Domestic ETF	$ —	$ (43,755,604)	$ 43,755,604
First Trust Horizon Managed Volatility Developed International ETF	307,086	(5,592,716)	5,285,630
First Trust Horizon Managed Volatility Small/Mid ETF	—	(221,695)	221,695
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
HUSV has agreed to pay First Trust an annual unitary management fee of 0.70% of its average daily net assets. HDMV and HSMV have agreed to pay First Trust an annual unitary management fee of 0.80% of their average daily net assets. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
Horizon serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
4. Purchases and Sales of Securities
For the fiscal period ended July 31, 2020, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 487,847,962	$ 487,688,555
First Trust Horizon Managed Volatility Developed International ETF	291,888,345	279,662,174
First Trust Horizon Managed Volatility Small/Mid ETF	564,116	719,441

For the fiscal period ended July 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 352,991,450	$ 359,560,987
First Trust Horizon Managed Volatility Developed International ETF	73,801,893	66,719,567
First Trust Horizon Managed Volatility Small/Mid ETF	19,748,295	1,258,449
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund’s portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2021 for HUSV and HDMV and March 14, 2022 for HSMV.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF, and First Trust Horizon Managed Volatility Small/Mid ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2020, the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of as of July 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Horizon Managed Volatility Domestic ETF (HUSV) First Trust Horizon Managed Volatility Developed International ETF (HDMV)	For the year ended July 31, 2020	For the years ended July 31, 2020 and 2019	For the years ended July 31, 2020, 2019, 2018, and for the period from August 24, 2016 (commencement of operations) through July 31, 2017.
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)	For the period from April 6, 2020 (commencement of operations) through July 31, 2020
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2020, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	0.00%
First Trust Horizon Managed Volatility Small/Mid ETF	70.12%
For the taxable year ended July 31, 2020, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	80.00%
First Trust Horizon Managed Volatility Small/Mid ETF	55.31%
A portion of the ordinary dividends (including short-term capital gains) that HUSV and HSMV paid to shareholders during the taxable year ended July 31, 2020, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, section 199A for the aggregate dividends the Funds received from the Underlying Real Estate Investment Trusts (REITs) they invest in.
The following Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elects to pass through to its shareholders credit for foreign taxes paid. The total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Horizon Managed Volatility Developed International ETF	$ 4,490,850	$ 1.02	$ 319,578	$ 0.07
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on the Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at

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First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.

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First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of, or Approval of, Investment Management and Investment Sub-Advisory Agreements
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement,

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First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
the “Agreements”) among the Trust, the Advisor and Horizon Investments, LLC (the “Sub-Advisor”) on behalf of the following two series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the

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First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for HUSV was above the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for HDMV was below the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for HUSV contained both actively-managed ETFs and open-end mutual funds and there were no other actively-managed ETFs in the Expense Group for HDMV, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2019 to the performance of the funds in its Performance Universe and to that of a broad-based benchmark index. Based on the information provided, the Board noted that HUSV underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2019 and underperformed the benchmark index for the three-year period ended December 31, 2019 but outperformed its Performance Universe median for the three-year period ended December 31, 2019. The Board noted that HDMV underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2019 but outperformed its Performance Universe median and benchmark index for the three-year period ended December 31, 2019.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund

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First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements to the effect that it is difficult to know if or precisely when measurable economies of scale will be achieved for the Sub-Advisor and that the Sub-Advisor presumes expenses related to providing services will remain approximately the same over the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
First Trust Horizon Managed Volatility Small/Mid ETF
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust Horizon Managed Volatility Small/Mid ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Horizon Investments, LLC (the “Sub-Advisor”), for an initial two-year term at a meeting held on March 9, 2020. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, the Board reviewed

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First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
the materials provided by the Sub-Advisor and noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. The Board considered the investment model to be used in implementing the Fund’s investment strategy, including the process for reviewing and testing the model and the personnel responsible for developing the model and their experience. The Board noted that the Sub-Advisor manages two other ETFs in the First Trust Fund Complex using a similar investment model to implement their respective investment strategies. At the meeting, the Trustees received a presentation from representatives of the Sub-Advisor, and were able to ask questions about the Sub-Advisor and the operation of the investment model and proposed investment strategy for the Fund. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund; however, the Board considered forecasted investment performance of the Sub-Advisor’s model that will be used for the Fund. The Board also considered the historical investment performance of another similar ETF in the First Trust Fund Complex managed by the Sub-Advisor compared to the forecasted performance of the investment model used to implement the investment strategy for that fund, noting that the forecasted model returns served as a good proxy for actual performance of the similar ETF. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate payable by the Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.80% of its average daily net assets. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee remaining after the Fund’s expenses are paid. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability; however, the Board considered the Advisor’s statement that, although the investment strategy for the Fund will be distinct, the Fund will be most similar to two other ETFs in the First Trust Fund Complex managed by the Advisor and the Sub-Advisor that employ specialty equity strategies and pay unitary fees equal to annual rates of 0.80% and 0.70% of their respective average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement for the Fund to the Sub-Advisor. The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s unitary fee and its understanding that the sub-advisory fee rate was the product of an arm’s length negotiation. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services to be provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which would be paid from the unitary fee. The Board also noted that the Advisor will be responsible for trade execution for the Fund and will not utilize soft dollars in connection with the Fund. The Board also considered fall-out benefits described by the Sub-Advisor that may be realized from its relationship with the Fund, noting the Sub-Advisor’s statement that the only fall-out benefit the Sub-Advisor anticipates receiving from managing the Fund is publicity related to managing

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
an ETF in a closely monitored sector of the ETF universe. The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	184	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	184	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	184	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	184	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	184	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300
Charlotte, NC 28277
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust California Municipal High Income ETF (FCAL)

Annual Report
For the Year Ended
July 31, 2020

First Trust California Municipal High Income ETF (FCAL)
Annual Report
July 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust California Municipal High Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust California Municipal High Income ETF (FCAL)
Annual Letter from the Chairman and CEO
July 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust California Municipal High Income ETF (the “Fund”), which contains detailed information about the Fund for the 12-month period ended July 31, 2020.
When I think back to the direction the U.S. economy was headed midway through 2018, the first thought that comes to mind is normalization. At that time, it was a welcome notion. If you recall, the Trump Administration signed the Tax Cuts & Jobs Act of 2017 on December 22, 2017. Perhaps the most exciting part of the new tax law was the slashing of the federal corporate tax rate from 35%, which was among the highest of any country in the world, to 21%. This was well received, in our opinion. U.S. economic activity was rising even before the ink was dry on the tax bill. Real U.S. gross domestic product grew at an annualized rate of 3.9% in the fourth quarter of 2017, and then rose an annualized 3.8% in the first quarter of 2018, according to the Bureau of Economic Analysis. The last time U.S. economic growth had exceeded the 3.0% mark was in the first quarter of 2015. Over the two terms of the Obama Administration (2009-2016), U.S. economic growth averaged just 2.0%, which was modest by historical standards. Brian Wesbury, Chief Economist at First Trust Advisors L.P., referred to it as the “Plow Horse Economy.” The main takeaway here is that the Trump Administration’s tax cuts were helping to drive economic growth to more normalized levels. The process had begun.
As economic growth was normalizing in 2018, so were interest rates and bond yields. The Federal Reserve (the “Fed”) raised the federal funds target rate (upper bound) from 1.50% at the start of 2018 to 2.50% at year-end, or an increase of 100 basis points (“bps”). The yield on the 10-Year Treasury Note (“T-Note”), which the Fed does not control, rose 83 bps from the start of 2018 to its calendar year peak of 3.24% on November 8, 2018. The point here is that while interest rates and bond yields were well into the process of normalizing, they were still below their historical norms. For the 30-year period ended December 31, 2018, the federal funds target rate (upper bound) averaged 3.18%, while the 10-Year T-Note’s average yield was 4.71%, according to Bloomberg. If you recall, industry pundits had been characterizing the persistent low-rate, low-growth climate as the “new normal.” While the concept of getting back to normal in the economy and markets looked achievable, in the end, it was not meant to be. What derailed the momentum? In a word: tariffs. In March 2018, less than three months after enacting its tax reform legislation, the Trump Administration initiated a tariff program targeting imported goods and services from the major trading partners of the U.S. In February 2020, the White House acknowledged that the Trump Administration’s trade policies “depressed economic growth and business investment,” according to Bloomberg. President Trump was pressuring the Fed to lower interest rates months before the coronavirus (“COVID-19”) showed itself. The tariffs are still in play today.
Let us fast forward to today’s climate. For all intents and purposes, from a monetary policy standpoint, we are back to where we were following the 2008-2009 financial crisis. The federal funds target rate (upper bound) stood at 0.25% on July 31, 2020. That is where it sat from December 2008 to December 2015. That puts us farther away from normalcy than we were leading up to 2018. While the COVID-19 pandemic was what drove the U.S. economy into a recession and what pushed the stock market into bear market territory, at least for a few months, we know that there are other headwinds to be navigated, such as government trade policies and elections. There are always going to be headwinds to be navigated. As of July 31, 2020, the yield on the 10-Year T-Note was 0.53%, which was about 150 bps below where it stood at the close of December 2008. The Fed has stated that it is in no rush to raise interest rates. Inflation levels are subdued. By keeping interest rates artificially low, the Fed is incentivizing investors to assume more risk to potentially earn a higher return on their capital. With the help of the Fed, the stock and bond markets have proved their resiliency once again, despite how destructive COVID-19 has been to date. Investors should take solace in that fact. Maybe the new normal will work as well for investors as what we deemed normal in the past. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust California Municipal High Income ETF (FCAL)
The primary investment objective of First Trust California Municipal High Income ETF (the “Fund”) is to seek to provide current income that is exempt from regular federal income taxes and California income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes (“Municipal Securities”). Municipal Securities will be issued by or on behalf of the State of California or territories or possessions of the U.S. (including but not limited to Puerto Rico, the U.S. Virgin Islands and Guam) and/or the political subdivisions, agencies, authorities and other instrumentalities of such state, territories or possessions. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FCAL.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/20	Inception (6/20/17) to 7/31/20	Inception (6/20/17) to 7/31/20
Fund Performance
NAV	3.23%	4.76%	15.56%
Market Price	2.95%	4.75%	15.52%
Index Performance
Bloomberg Barclays 10 Year California Exempt Index	5.82%	4.51%	14.70%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)
Sector Allocation	% of Total Investments (including cash)
Insured	16.3%
Special Assessment	14.3
Education	8.8
Tobacco	6.9
Industrial Development Bond	6.8
Dedicated Tax	5.8
Continuing Care Retirement Communities	5.1
Water & Sewer	4.8
Government Obligation Bond - Unlimited Tax	4.6
Student Housing	4.4
Hospital	4.0
Certificates of Participation	3.1
Tax Increment	3.1
Airport	2.6
Higher Education	2.5
Local Housing	0.7
Other Health	0.7
Gas	0.6
Government Obligation Bond - Limited Tax	0.6
Housing	0.6
Toll Road	0.2
Cash	3.5
Total	100.0%
Credit Rating(1)	% of Total Investments (including cash)
AAA	0.3%
AA	29.4
A	17.6
BBB	17.0
BB	7.1
B	1.9
Not Rated	23.2
Cash	3.5
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2017 (commencement of trading) through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/21/17 – 7/31/17	14	0	0	0
8/1/17 – 7/31/18	204	10	1	0
8/1/18 – 7/31/19	177	0	0	0
8/1/19 – 7/31/20	150	1	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/21/17 – 7/31/17	14	0	0	0
8/1/17 – 7/31/18	37	0	0	0
8/1/18 – 7/31/19	74	0	0	0
8/1/19 – 7/31/20	90	9	2	1

Portfolio Commentary
First Trust California Municipal High Income ETF (FCAL)
Annual Report
July 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust California Municipal High Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the Team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to seek to provide current income that is exempt from regular federal income taxes and California income taxes. The Fund’s secondary investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes (“Municipal Securities”). In addition, under normal market conditions, the Fund invests as least 50% of its net assets in Municipal Securities that are rated investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of purchase are rated non-investment grade. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2020.
Market Recap
For the 12-month period ended July 31, 2020, municipal bonds generated a total return of 5.36% as measured by the Bloomberg Barclays Municipal Bond Index. During the same period, the Bloomberg Barclays 10-Year California Exempt Index (the “Benchmark”) generated a total return of 5.82%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of 11.84% during the 12-month period ended July 31, 2020.
The following were major factors in explaining the municipal bond market’s performance:
•	The coronavirus (“COVID-19”) pandemic led to a broad recalibration of how investors perceive municipal bond credit quality and risk, especially in certain sectors such as airports, convention centers, dedicated tax bonds (such as hotel tax financings), hospitals, toll roads and senior living facilities. During March of this year, as the breadth of the pandemic became apparent, bonds with lower credit ratings generally underperformed bonds with very high credit quality and stronger balance sheets. As the economic effects of the pandemic became extremely challenging, passage of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) occurred on March 27, 2020, which along with the Federal Reserve’s (the “Fed”) creation of the Municipal Liquidity Facility (“MLF”) bolstered confidence in municipal bond credit quality and the ability of the vast majority of municipal borrowers to manage through the COVID-19 crisis, supporting municipal bond prices and positive total returns.
•	Municipal fund flows were down year-over-year and have experienced tremendous volatility. According to data gathered by Barclays and the Investment Company Institute, municipal fund flows have totaled approximately $36.1 billion for the trailing 12 months ending July 31, 2020, versus $46.3 billion for the 12 months ending July 31, 2019, a decrease of 21.9%. The municipal market experienced record setting fund outflows totaling $42 billion in March 2020 which helped drive yields higher, steepened the yield curve with longer maturing bonds underperforming, and led to much wider credit spreads for “A”, “BBB” and high yield municipal securities. While fund outflows continued into April, May through July witnessed a return to healthy mutual fund and exchange-traded funds (“ETFs”) inflows. This provided an important source of market stabilization (along with the actions taken by Congress and the Fed).
•	Total new issue supply increased dramatically year-over-year through July 31, increasing 34.0% from $349.1 billion through the 12-month period ended July 31, 2019 to approximately $467.7 billion through July 31, 2020. Despite this increase, a large number of municipal issuers were unable to access the primary market in March 2020 due to the record setting outflows for

Portfolio Commentary (Continued)
First Trust California Municipal High Income ETF (FCAL)
Annual Report
July 31, 2020 (Unaudited)
the month. The market has seen a return to significantly higher year-over-year new issue supply in the months following. Of note, a significant portion of total new issue supply is coming as taxable, as municipal borrowers take advantage of very low rates in the taxable bond markets. Municipal borrowers’ ability to tap into the primary market to meet cash flow needs and finance budget gaps due to lower sales and income taxes during the COVID-19 shutdown of local area economies has provided another source of municipal market stabilization.
•	As a result of the factors noted above including legislative and regulatory support to the municipal bond market, after record setting fund outflows in March 2020 continuing into April, fund inflows in May through July and a return to relative vibrancy in the new issue market, credit spreads for “A”, “BBB” and high yield municipal securities began to decrease, but remain wider than long term historical averages.
Passage of the CARES Act and the Fed’s actions have helped stabilize the market:
•	The CARES Act stimulus package provided financial assistance to municipalities, including state and local government aid of approximately $150 billion, not for profit hospitals receipt of $120 billion, mass transit receipt of $25 billion, and airports receipt of $10 billion.
•	The Fed announced the establishment of the MLF, which will buy state and local municipal debt. The MLF is a $500 billion purchase program seeded by a $35 billion equity investment from the U.S. Treasury per the CARES Act. The Facility will purchase new issue Tax Anticipation Notes, Tax and Revenue Anticipation Notes, and Bond Anticipation Notes with a final maturity of 36 months or less. This program is designed to reduce liquidity pressures municipal units of government are facing given the forced shut-down of large parts of the U.S. economy.
Discussions of an additional stimulus package (i.e. the Health and Economic Recovery Omnibus Emergency Solutions Act (“HEROES” or “CARES Act 2”) that will further address the needs of state and local municipalities due to COVID-19 are ongoing between President Trump and members of Congress. Moody’s projections indicate that states and municipal units of government are facing $500 billion of budget gaps over the next two years.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2020 was 3.23% and 2.95%, respectively, versus the Benchmark’s return of 5.82% during the same time period.
As of July 31, 2020, the Fund’s market price of $53.15 represented a discount of 0.02% to its NAV of $53.16. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 31, 2020 of $0.095 represents a tax-exempt annualized distribution rate of 2.14% based on the Fund’s closing market price of $53.15 on July 31, 2020. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
As of July 31, 2020, the Fund’s weighted-average credit quality (approximately BBB/Baa) is lower than the Bloomberg Barclays 10-Year California Exempt Index, which has a stated average credit rating of AA2/AA3. The Fund’s investments in “BBB” rated, sub-investment grade, and non-rated municipal securities detracted from the Fund’s performance for the period, as well as its underweight to the Benchmark for “AAA” rated bonds. The Fund’s investments in “A” and “AA” rated bonds positively contributed to performance over the trailing 12 months ended July 31, 2020. Sectors within the municipal market that positively contributed to Fund performance over the past 12-month reporting period included utilities, transportation, and water & sewer bonds. Sectors that detracted from Fund performance over the past 12 months included education, health care, including senior living facilities, special tax, housing, and industrial development bonds. The Fund’s modified duration at July 31, 2020 was 5.34 years versus 5.29 for the Benchmark. The Fund’s effective duration at July 31, 2020 was 5.95 years. The Fund’s allocation to municipal securities with longer effective durations of 5+ years, as well as bonds with effective durations of 0-1 year, detracted from the Fund’s performance during the trailing 12-month period. The Fund’s exposure to municipal securities with effective durations between 1 to 5 years positively contributed to fund performance over the past 12 months.
Market Outlook
The municipal bond market is entering a period of noteworthy uncertainty. COVID-19’s impact on municipal bond credit quality has been significant. State and local units of government are confronting large budget deficits, caused by lower levels of economic activity and the resulting declines in sales taxes and income taxes. Sub-sectors particularly vulnerable to the demand disruptions of COVID-19 include airports, convention centers, hospitals, student housing projects, small universities and senior living facilities. We believe that an additional CARES Act, i.e., the HEROES Act, will eventually pass in Congress. We expect this legislation will include additional

Portfolio Commentary (Continued)
First Trust California Municipal High Income ETF (FCAL)
Annual Report
July 31, 2020 (Unaudited)
relief for states and local units of governments, healthcare related borrowers, and possibly mass transportation and higher education. We are hopeful that the MLF will be expanded to include more potential borrowers and offered at a lower total borrowing cost. We believe these measures would dramatically help support municipal bond credit quality and serve as a bridge to stronger economic growth expected once a vaccine and additional therapies are broadly available.
In light of COVID-19’s impact, we have been selectively decreasing our exposure to senior living facilities, particularly those facilities more dependent on skilled nursing and assisted living, and student housing bonds. These facilities are particularly vulnerable to COVID-19’s impact on occupancy, revenue, and credit quality in general. Going forward, we will likely increase our exposure to a combination of general obligation bonds, water & sewer systems, and utilities.
We believe yield curve positioning could also be a significant driver of total return during the next year. We expect the intermediate portion of the yield curve (10-20 years) to flatten during the remainder of 2020, as it becomes apparent that interest rates will stay low for an extended period of time, as well as the potential for further national legislative actions and Fed actions that we believe should help stabilize municipal bonds with longer maturities. We expect the short end of the municipal yield curve to be well anchored at very low levels, and the intermediate portion of the yield curve to flatten as the demand for income results in buyers moving further out the yield curve.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust California Municipal High Income ETF (FCAL)
Understanding Your Fund Expenses
July 31, 2020 (Unaudited)
As a shareholder of the First Trust California Municipal High Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust California Municipal High Income ETF (FCAL)
Actual	$1,000.00	$989.10	0.50%	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	0.50%	$2.51

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2020 through July 31, 2020), multiplied by 182/366 (to reflect the six-month period).

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.0%
	Arizona – 0.5%
$400,000	AZ St Indl Dev Auth Edu Rev Academics of Math & Science Proj (a)	4.00%	07/01/29	$409,692
	California – 86.5%
350,000	Alameda CA Corridor Transprtn Auth Ref 2nd Sub Lien, Ser B, AGM	4.00%	10/01/37	384,643
150,000	Alameda CA Corridor Transprtn Auth Ref Subordinate Lien, Ser A	5.00%	10/01/25	178,239
215,000	Antelope Vly E Kern CA Wtr Agy Wtr Rev Ref	5.00%	06/01/35	263,569
525,000	Azusa CA Spl Tax Cmnty Facs Dist No 2005-1 Impt	4.00%	09/01/34	588,903
950,000	Bakersfield CA Wstwtr Rev Ref, Ser A	5.00%	09/15/30	1,157,632
100,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/33	112,001
175,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/34	195,312
330,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/36	366,554
620,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/40	682,465
665,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settlement Sr Ref, Ser A	5.00%	06/01/32	876,523
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settlement Sr Ref, Ser A	5.00%	06/01/33	260,844
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settlement Sr Ref, Ser A	4.00%	06/01/35	239,656
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settlement Sr Ref, Ser A	4.00%	06/01/39	235,938
444,204	CA Hsg Fin Agy Muni Ctfs, Ser A	4.25%	01/15/35	497,007
200,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	223,048
255,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Projs, Ser A (a)	5.00%	07/01/30	288,589
505,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (a)	5.00%	07/01/34	568,332
105,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/26	124,349
105,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/27	126,560
400,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/39	478,272
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	4.00%	07/01/25	220,416
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	5.00%	07/01/32	229,836
1,000,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	1,163,360
30,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/33	36,553
220,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	268,506
250,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/30	318,530
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Academy Proj (b)	5.38%	07/01/34	258,473
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (c)	5.38%	07/01/34	263,980
900,000	CA St Muni Fin Auth Chrt Sch Rev John Adams Academies Lincoln Proj, Ser A (a)	5.00%	10/01/39	944,631
200,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj (a)	4.00%	07/01/26	205,426
200,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj, Ser A (a)	5.00%	07/01/38	214,840
250,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	264,505
60,000	CA St Muni Fin Auth Eductnl Rev Ref American Heritage Edu, Ser A	4.00%	06/01/26	63,643
605,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	665,234
155,000	CA St Muni Fin Auth Rev Ref Biola Univ	5.00%	10/01/37	177,968
225,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/30	272,448
225,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/32	269,300
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$675,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/33	$804,040
475,000	CA St Muni Fin Auth Rev Ref Cmnty Med Centers, Ser A	5.00%	02/01/36	561,531
200,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	239,752
400,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	473,672
250,000	CA St Muni Fin Auth Rev Ref Emerson Clg, Ser B	5.00%	01/01/33	295,465
700,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	769,216
500,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	546,730
110,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/26	124,997
435,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	500,402
700,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	703,654
500,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	5.00%	11/15/49	527,300
500,000	CA St Muni Fin Auth Student Hsg Rev Chf Davis I, LLC West Vlg Student Hsg Proj	5.00%	05/15/27	594,685
350,000	CA St Muni Fin Auth Student Hsg Rev Chf Davis I, LLC West Vlg Student Hsg Proj	5.00%	05/15/40	402,794
75,000	CA St Muni Fin Auth Student Hsg Rev Chf Davis I, LLC West Vlg Student Hsg Proj TCRS, BAM	5.00%	05/15/29	93,385
1,000,000	CA St Muni Fin Auth Student Hsg Rev Chf-Davis I, LLC West Vlg Student Hsg Proj	5.00%	05/15/38	1,156,510
600,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	666,564
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	6.75%	12/01/28	243,468
750,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	7.50%	12/01/40	730,095
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs, Ser A, AMT (Mandatory put 11/02/20) (a)	2.05%	08/01/23	1,000,000
150,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Waste Mgmt Inc Proj, Ser C (Mandatory put 06/03/24)	3.25%	12/01/27	163,361
1,000,000	CA St Poll Control Fin Auth Wtr Furnishing Rev, AMT (a)	5.00%	07/01/37	1,045,710
15,000	CA St Pub Wks Brd Lease Rev Judicial Council CA, Ser B	5.00%	06/01/34	17,851
175,000	CA St Pub Wks Brd Lease Rev Ref, Ser B	5.00%	10/01/26	223,543
165,000	CA St Pub Wks Brd Lease Rev Ref, Ser B	5.00%	05/01/29	225,497
125,000	CA St Pub Wks Brd Lease Rev Ref, Ser F	5.00%	05/01/24	147,416
100,000	CA St Pub Wks Brd Lease Rev Various Corr Facs, Ser A	5.00%	09/01/27	118,278
75,000	CA St Ref	4.00%	09/01/32	89,309
75,000	CA St Ref	4.00%	08/01/34	88,186
155,000	CA St Ref	4.00%	09/01/35	182,021
75,000	CA St Ref Various Purpose	4.00%	09/01/33	88,900
275,000	CA St Ref Various Purpose	4.00%	09/01/35	322,941
565,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (a)	5.00%	06/01/30	621,432
335,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (a)	5.00%	06/01/40	356,463
600,000	CA St Sch Fin Auth Chrt Sch Rev Fenton Chrt Schs, Ser A (a)	4.00%	07/01/30	631,044
600,000	CA St Sch Fin Auth Chrt Sch Rev Fenton Chrt Schs, Ser A (a)	5.00%	07/01/40	639,984
300,000	CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G (b)	5.00%	06/01/37	321,261
100,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/25	114,775
210,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/31	243,514
300,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (a)	5.00%	07/01/29	312,963
400,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (a)	5.25%	07/01/39	411,152

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$200,000	CA St Stwd Cmntys Dev Auth Student Hsg Rev Ref Chf Irvine LLC	5.00%	05/15/30	$228,600
280,000	CA St Stwd Cmntys Dev Auth Student Hsg Rev Ref Chf Irvine LLC	5.00%	05/15/35	312,970
100,000	CA St Various Purpose	5.00%	10/01/35	122,714
475,000	CA Stwd Cmntys Dev Auth Rev Lancer Eductnl Std Hsg Proj, Ser A (a)	5.00%	06/01/39	491,763
600,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/30	680,178
300,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	333,804
150,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	3.00%	11/01/22	150,255
250,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	5.00%	11/01/32	269,480
190,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/27	233,037
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	60,142
175,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	208,973
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	4.00%	04/01/32	55,640
50,000	CA Stwd Cmntys Dev Auth Rev Ref Insd Enloe Med Ctr	5.00%	08/15/33	60,673
125,000	Camarillo CA Cmnty Dev Commn Successor Agy Tax Allocation Ref Camarillo Corridor Proj, AGM	5.00%	09/01/25	147,589
240,000	Camarillo CA Cmnty Dev Commn Successor Agy Tax Allocation Ref Sub Lien, Ser B, BAM	5.00%	09/01/28	299,578
305,000	Camarillo CA Cmnty Dev Commn Successor Agy Tax Allocation Ref Sub Lien, Ser B, BAM	5.00%	09/01/30	377,962
400,000	Casitas Muni Wtr Dist CA Spl Tax Cmnty Facs Dist No 2013-1, BAM	4.00%	09/01/34	485,796
355,000	Centinela Vly CA Union High Sch Dist Ref, Ser C, AGM	3.00%	08/01/36	381,792
450,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/31	547,321
425,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/36	573,733
250,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Progr, Ser A, COPS, BAM	5.00%	06/01/31	313,442
250,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Progr, Ser A, COPS, BAM	4.00%	06/01/35	290,958
200,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Progr, Ser A, COPS, BAM	4.00%	06/01/36	231,724
210,000	Cotati-Rohnert Park CA Unif Sch Dist 2016 Election, Ser C, AGM	5.00%	08/01/32	262,380
200,000	Del Mar CA Union Sch Dist Spl Tax Ref	4.00%	09/01/33	229,428
300,000	Del Mar CA Union Sch Dist Spl Tax Ref	4.00%	09/01/34	342,426
270,000	Diablo CA Wtr Dist Wtr Rev Ref, COPS, BAM	4.00%	01/01/32	325,177
150,000	Dinuba CA Jt Unif Sch Dist, COPS, AGM	4.00%	02/01/35	173,214
755,000	El Dorado CA Irr Dist Rev Ref, Ser C	4.00%	03/01/34	870,492
300,000	Estrn CA Muni Wtr Dist Wtr & Wstwtr Rev Sub Ref, Ser A	5.00%	07/01/31	373,401
350,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No. 19 Mangini	5.00%	09/01/32	410,410
155,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/29	188,674
360,000	Fontana CA Unif Sch Dist Election 2006, Ser B, CABS, AGM	(d)	02/01/33	292,802
310,000	Fountain Vly CA Pub Fing Auth Lease Rev Ref, Ser A	4.00%	11/01/29	368,680
140,000	Fresno CA Jt Pwrs Fing Auth Lease Rev Ref Master Lease Proj, Ser A, AGM	5.00%	04/01/32	171,721
100,000	Golden St Tobacco Securitization Corp CA Tobacco Settlement Enhncd Asset Bkd, Ser A	5.00%	06/01/29	112,220
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$340,000	Golden St Tobacco Securitization Corp CA Tobacco Settlement Ref, Ser A-1	5.00%	06/01/26	$415,902
750,000	Golden St Tobacco Securitization Corp CA Tobacco Settlement Ref, Ser A-1	5.00%	06/01/34	912,022
145,000	Golden West CA Schs Fing Auth Ref Beverly Hills Uni Sch Dist, NATL	5.25%	08/01/23	167,710
265,000	Imperial CA Pub Fing Authrev Ref, AGM	4.00%	10/15/33	325,897
360,000	Imperial CA Pub Fing Authrev Ref, AGM	4.00%	10/15/35	437,436
140,000	Inglewood CA Unif Sch Dist, Ser C, BAM	4.00%	08/01/35	163,985
860,000	Irvine CA Impt Bond Act 1915 Ref	4.00%	09/02/35	1,040,015
150,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist #09-1, Ser C	5.00%	09/01/31	184,359
890,000	Jurupa CA Public Fing Auth Spl Tax Rev Ref, Ser A, AGM	4.00%	09/01/34	1,066,683
290,000	Kaweah CA Delta Healthcare Dist Rev, Ser B	5.00%	06/01/40	330,066
100,000	Kern Cnty CA Wtr Agy Impt Dist #4 Wtr Rev Ref, Ser A, AGM	5.00%	05/01/29	125,254
485,000	King City CA Union Sch Dist Cap Apprec Election 1998-C, CABS, AMBAC	(d)	08/01/29	426,354
250,000	La Verne CA Ref Brethren Hillcrest Homes, COPS	5.00%	05/15/36	273,760
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax	4.00%	09/01/33	28,218
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax	4.00%	09/01/34	28,139
200,000	Lammersville CA Jt Unif Sch Dist Spl Tax	4.00%	09/01/40	221,306
1,055,000	Lancaster CA Fing Auth Rev Measure M&R Street Impts Proj	4.00%	06/01/35	1,267,572
100,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.25%	11/15/23	113,936
330,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.50%	11/15/30	448,734
460,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Los Angeles Intl Arpt, Ser D, AMT	5.00%	05/15/32	594,053
700,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	845,803
250,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser F, AMT	5.00%	05/15/32	322,855
300,000	Los Angeles CA Dept of Arpts Arpt Rev Sub, Ser C, AMT	5.00%	05/15/38	366,324
10,000	Los Angeles CA Dept of Arpts, Ser E	5.00%	05/15/28	11,942
215,000	Los Angeles CA Muni Impt Corplease Rev Ref Real Property, Ser B	4.00%	11/01/37	245,511
410,000	Los Osos CA Cmnty Svcs Wstwtr Assmnt Dist #1 Ref Reassmnt	3.13%	09/02/32	458,282
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/27	117,473
250,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	286,715
250,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/35	307,782
310,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/36	378,349
245,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/34	285,077
500,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	565,660
100,000	Modesto CA Spl Tax Ref Cmnty Facs Dist # 2004-1 Vlg 1 #2	5.00%	09/01/27	116,089
200,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	220,376
1,115,000	Natomas CA Unif Sch Dist, AGM	3.00%	08/01/36	1,199,149
250,000	Norco CA Spl Tax Ref Norco Ridge Ranch, BAM	5.00%	09/01/32	315,052
405,000	Oakland CA Unif Sch Dist Alameda Cnty Election of 2012, Ser A, AGM	4.00%	08/01/36	472,813
100,000	Ontario CA Cmnty Facs Dist 40 Spl Tax Emeral Park Facilites	4.00%	09/01/34	112,527
65,000	Ontario CA Cmnty Facs Dist 40 Spl Tax Emeral Park Facilites	4.00%	09/01/35	72,938
275,000	Ontario CA Cmnty Facs Dist 40 Spl Tax Emeral Park Facilites	4.00%	09/01/39	305,808
250,000	Palomar Hlth CA Rev Ref	5.00%	11/01/31	296,175
750,000	Pleasanton CA Unif Sch Dist	3.00%	08/01/36	800,137
210,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/33	241,189
220,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/34	251,942

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$340,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/39	$381,786
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Ref #2004-1 Sunridge Park Area	5.00%	09/01/25	236,302
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	5.00%	09/01/40	564,920
300,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	325,287
575,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	3.00%	08/01/38	620,143
185,000	Riverside CA Unif Sch Dist Fing Auth Spl Tax Ref, BAM	5.00%	09/01/34	216,139
1,495,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subordinate, Ser 2019, BAM	4.00%	09/15/37	1,795,779
185,000	Roseville CA Spl Tax	5.00%	09/01/32	215,588
160,000	Roseville CA Spl Tax	5.00%	09/01/33	185,530
170,000	Roseville CA Spl Tax	4.00%	09/01/34	186,364
150,000	Roseville CA Spl Tax	4.00%	09/01/35	163,950
200,000	Sacramento CA Spl Tax Natomas Meadows Cmnty Facs Dist #2007-01 (a)	5.00%	09/01/32	226,788
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/32	583,425
510,000	San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/28	626,448
125,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No.2, Ser A	4.00%	09/01/32	141,176
85,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No.2, Ser A	4.00%	09/01/33	95,616
100,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No.2, Ser A	4.00%	09/01/34	112,276
500,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/36	593,395
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser D, AMT	5.00%	05/01/22	149,618
100,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	120,701
165,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Cap Apprec Ref, Ser A, NATL	(d)	01/15/29	135,148
675,000	Santa Clarita CA Cmnty Facs Dist Vista Canyon #2016-1 (a)	4.00%	09/01/35	732,645
175,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/33	211,162
370,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/38	433,322
150,000	Soledad CA Unif Sch Dist Premium Ref Bans, CABS	(d)	08/01/21	149,333
305,000	Tahoe-Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/37	348,926
260,000	Tahoe-Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/39	295,820
150,000	Temecula Vly CA Unif Sch Dist Cmnty Facs Dist #2014-1	5.00%	09/01/32	174,576
400,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	461,540
500,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	5.00%	09/01/31	580,645
500,000	Tobacco Securitization Auth Nthrn CA Tobacco Settlement Rev Asset Bkd Bds, Ser A-1	5.38%	06/01/38	500,140
500,000	Tobacco Securitization Auth Nthrn CA Tobacco Settlement Rev Asset Bkd Bds, Ser A-1	5.50%	06/01/45	500,140
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Settlement Rev Ref San Diego Co Tobacco Securitization Corp Class 1, Ser A	5.00%	06/01/37	1,265,700
145,000	Tobacco Securitization Auth Sthrn CA Tobacco Settlement Rev Ref San Diego Co Tobacco Securitization Corp Class 2, Ser B-1	2.25%	06/01/29	157,226
250,000	Tracy CA Cmnty Facs Dist	5.00%	09/01/33	285,935
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$470,000	Transbay Jt Powers Auth CA Green Bnd Sr Tax Alloc Bnds, Ser A	5.00%	10/01/33	$609,792
900,000	Transbay Jt Powers Auth CA Green Bnd Sr Tax Alloc Bnds, Ser A	5.00%	10/01/39	1,144,134
350,000	Tulare CA Loc Hlth Care Dist Ref, BAM	4.00%	08/01/35	419,506
1,000,000	Tulare CA Loc Hlth Care Dist Ref, BAM	4.00%	08/01/39	1,171,900
100,000	W Contra Costa CA Unif Sch Dist Ref, Ser A	5.00%	08/01/31	119,812
15,000	Washington Twp CA Hlth Care Dist Ref, Ser DT	4.00%	08/01/29	17,106
				75,888,203
	Colorado – 0.6%
500,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	513,465
	Florida – 0.6%
225,000	Parkland Preserve CDD FL Spl Assmnt Rev, Ser A	4.50%	05/01/24	230,521
305,000	Rhodine Road North CDD FL Spl Assmnt	4.00%	05/01/30	317,664
				548,185
	Georgia – 0.9%
250,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A (c)	5.75%	12/01/33	233,850
500,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/42	520,720
				754,570
	Guam – 1.6%
100,000	Guam Govt Business Privilege Tax Rev Ref, Ser D	5.00%	11/15/32	111,952
355,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	365,859
750,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	926,535
				1,404,346
	Illinois – 1.1%
195,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	195,470
35,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/22	33,676
135,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	122,618
120,000	IL St, Ser A	4.00%	01/01/25	122,795
500,000	Morton Grove IL Tax Incr Rev Sawmill Station Redev Proj	4.25%	01/01/29	482,480
				957,039
	Kansas – 0.5%
425,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	416,360
	Louisiana – 1.0%
750,000	Saint James Parish LA Rev Var Nustar Logistics LP Proj, Ser 2008 (Mandatory put 06/01/30) (a)	6.10%	06/01/38	892,327
	Ohio – 0.9%
750,000	Buckeye OH Tobacco Settlement Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	827,812
	Puerto Rico – 2.8%
100,000	Puerto Rico Cmwlth Ref Pub Impt, Ser A, AGM	5.00%	07/01/35	102,801
555,000	Puerto Rico Muni Fin Agy Ref, Ser C, AGC	5.25%	08/01/20	555,000
1,278,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	1,350,118
90,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/27	75,500

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico (Continued)
$479,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/29	$376,743
				2,460,162
	Texas – 0.4%
370,000	Houston TX Arpt Sys Rev Ref United Airls, Inc. Term Improv Proj, Ser B-2, AMT	5.00%	07/15/27	387,668
	Wisconsin – 0.6%
465,000	WI St Hlth & Eductnl Facs Auth Rev Ref St Camillus Hlth Sys, Ser A	5.00%	11/01/29	502,470

Total Investments – 98.0%	85,962,299
(Cost $82,779,712) (e)
Net Other Assets and Liabilities – 2.0%	1,744,088
Net Assets – 100.0%	$87,706,387
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	2	Sep 2020	$ (364,563)	$(875)
U.S. Treasury Ultra 10-Year Notes	Short	32	Sep 2020	(5,096,000)	(95,063)
Total Futures Contracts				$(5,460,563)	$(95,938)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2020, securities noted as such amounted to $14,423,664 or 16.4% of net assets.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(d)	Zero coupon bond.
(e)	Aggregate cost for federal income tax purposes was $82,623,372. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,714,804 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $471,815. The net unrealized appreciation was $3,242,989. The amounts presented are inclusive of derivative contracts.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
NATL	National Public Finance Guarantee Corp.
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 85,962,299	$ —	$ 85,962,299	$ —
LIABILITIES TABLE
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (95,938)	$ (95,938)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Statement of Assets and Liabilities
July 31, 2020
ASSETS:
Investments, at value (Cost $82,779,712)	$ 85,962,299
Cash	2,903,695
Cash segregated as collateral for open futures contracts	180,554
Interest receivable	837,661
Total Assets	89,884,209
LIABILITIES:
Payables:
Investment securities purchased	2,045,225
Variation margin	95,938
Investment advisory fees	35,712
Other liabilities	947
Total Liabilities	2,177,822
NET ASSETS	$87,706,387
NET ASSETS consist of:
Paid-in capital	$ 86,629,531
Par value	16,500
Accumulated distributable earnings (loss)	1,060,356
NET ASSETS	$87,706,387
NET ASSET VALUE, per share	$53.16
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,650,002
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Statement of Operations
For the Year Ended July 31, 2020
INVESTMENT INCOME:
Interest	$ 1,943,990
Total investment income	1,943,990
EXPENSES:
Investment advisory fees	454,594
Total expenses	454,594
Fees waived by the investment advisor	(104,906)
Net expenses	349,688
NET INVESTMENT INCOME (LOSS)	1,594,302
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,303,476)
Futures contracts	(625,139)
Net realized gain (loss)	(1,928,615)
Net change in unrealized appreciation (depreciation) on:
Investments	1,705,574
Futures contracts	(91,907)
Net change in unrealized appreciation (depreciation)	1,613,667
NET REALIZED AND UNREALIZED GAIN (LOSS)	(314,948)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,279,354

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Statements of Changes in Net Assets
	Year Ended 7/31/2020	Year Ended 7/31/2019
OPERATIONS:
Net investment income (loss)	$ 1,594,302	$ 703,757
Net realized gain (loss)	(1,928,615)	(150,668)
Net change in unrealized appreciation (depreciation)	1,613,667	1,462,970
Net increase (decrease) in net assets resulting from operations	1,279,354	2,016,059
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,554,337)	(693,753)
Return of capital	(72,665)	—
Total distributions to shareholders	(1,627,002)	(693,753)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	56,172,036	15,395,461
Cost of shares redeemed	(2,375,228)	—
Net increase (decrease) in net assets resulting from shareholder transactions	53,796,808	15,395,461
Total increase (decrease) in net assets	53,449,160	16,717,767
NET ASSETS:
Beginning of period	34,257,227	17,539,460
End of period	$ 87,706,387	$ 34,257,227
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	650,002	350,002
Shares sold	1,050,000	300,000
Shares redeemed	(50,000)	—
Shares outstanding, end of period	1,650,002	650,002
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended			Period Ended 7/31/2017 (a)
	7/31/2020	7/31/2019	7/31/2018
Net asset value, beginning of period	$ 52.70	$ 50.11	$ 50.14	$ 50.00
Income from investment operations:
Net investment income (loss)	1.17	1.49	1.45	0.10
Net realized and unrealized gain (loss)	0.51	2.60	(0.04)	0.14
Total from investment operations	1.68	4.09	1.41	0.24
Distributions paid to shareholders from:
Net investment income	(1.17)	(1.50)	(1.40)	(0.10)
Net realized gain	—	—	(0.04)	—
Return of capital	(0.05)	—	—	(0.00) (b)
Total distributions	(1.22)	(1.50)	(1.44)	(0.10)
Net asset value, end of period	$53.16	$52.70	$50.11	$50.14
Total return (c)	3.23%	8.32%	2.83%	0.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 87,706	$ 34,257	$ 17,539	$ 10,029
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65% (d)
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50% (d)
Ratio of net investment income (loss) to average net assets	2.28%	3.01%	2.97%	1.74% (d)
Portfolio turnover rate (e)	81%	69%	91%	22%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust California Municipal High Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FCAL” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to seek to provide current income that is exempt from regular federal income taxes and California income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2020, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Academy Proj, 5.38%, 07/01/34	06/14/18	$250,000	$103.39	$253,018	$258,473	0.29%
CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G, 5.00%, 06/01/37	12/05/17	$300,000	107.09	311,911	321,261	0.37
				$564,929	$579,734	0.66%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $180,554 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$—	$—
Long-term capital gains	—	—
Tax-exempt income	1,554,337	693,753
Return of capital	72,665	—
As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(2,182,633)
Net unrealized appreciation (depreciation)	3,242,989
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of July 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2020, the Fund had $2,182,633 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2020, the Fund had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2020, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(6,524)	$6,524	$—

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2020. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Advisor only after November 30, 2020. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2020, the Advisor waived fees of $104,906.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $106,917,180 and $55,058,836, respectively.
For the fiscal year ended July 31, 2020, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at July 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Variation Margin Receivable	$ —	Variation Margin Payable	$ 95,938
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(625,139)
Net change in unrealized appreciation (depreciation) on futures contracts	(91,907)
During the fiscal year ended July 31, 2020, the notional value of futures contracts opened and closed were $36,957,586 and $32,798,258, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020
of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2021.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019, the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended July 31, 2020.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On September 14, 2020, the Board of Trustees approved the continuation of the fee waiver for the Fund of 0.15% of average daily net assets through November 30, 2021.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust California Municipal High Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2020, 2019, and 2018, and the period from June 20, 2017 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2020, 2019, and 2018, and the period from June 20, 2017 (commencement of operations) through July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2020, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2020:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	100.00%
Alternative Minimum Tax (AMT)	9.69%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in

Additional Information (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020 (Unaudited)
securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust California Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had

Additional Information (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020 (Unaudited)
received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 8, 2020 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team discussing the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least November 30, 2020. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs in the Expense Group, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2019.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but

Additional Information (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020 (Unaudited)
that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Fund’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	184	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	184	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	184	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	184	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	184	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust California Municipal High Income ETF (FCAL)
July 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Municipal High Income ETF (FMHI)

Annual Report
For the Ended
July 31, 2020

First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Municipal High Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Municipal High Income ETF (FMHI)
Annual Letter from the Chairman and CEO
July 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Municipal High Income ETF (the “Fund”), which contains detailed information about the Fund for the 12-month period ended July 31, 2020.
When I think back to the direction the U.S. economy was headed midway through 2018, the first thought that comes to mind is normalization. At that time, it was a welcome notion. If you recall, the Trump Administration signed the Tax Cuts & Jobs Act of 2017 on December 22, 2017. Perhaps the most exciting part of the new tax law was the slashing of the federal corporate tax rate from 35%, which was among the highest of any country in the world, to 21%. This was well received, in our opinion. U.S. economic activity was rising even before the ink was dry on the tax bill. Real U.S. gross domestic product grew at an annualized rate of 3.9% in the fourth quarter of 2017, and then rose an annualized 3.8% in the first quarter of 2018, according to the Bureau of Economic Analysis. The last time U.S. economic growth had exceeded the 3.0% mark was in the first quarter of 2015. Over the two terms of the Obama Administration (2009-2016), U.S. economic growth averaged just 2.0%, which was modest by historical standards. Brian Wesbury, Chief Economist at First Trust Advisors L.P., referred to it as the “Plow Horse Economy.” The main takeaway here is that the Trump Administration’s tax cuts were helping to drive economic growth to more normalized levels. The process had begun.
As economic growth was normalizing in 2018, so were interest rates and bond yields. The Federal Reserve (the “Fed”) raised the federal funds target rate (upper bound) from 1.50% at the start of 2018 to 2.50% at year-end, or an increase of 100 basis points (“bps”). The yield on the 10-Year Treasury Note (“T-Note”), which the Fed does not control, rose 83 bps from the start of 2018 to its calendar year peak of 3.24% on November 8, 2018. The point here is that while interest rates and bond yields were well into the process of normalizing, they were still below their historical norms. For the 30-year period ended December 31, 2018, the federal funds target rate (upper bound) averaged 3.18%, while the 10-Year T-Note’s average yield was 4.71%, according to Bloomberg. If you recall, industry pundits had been characterizing the persistent low-rate, low-growth climate as the “new normal.” While the concept of getting back to normal in the economy and markets looked achievable, in the end, it was not meant to be. What derailed the momentum? In a word: tariffs. In March 2018, less than three months after enacting its tax reform legislation, the Trump Administration initiated a tariff program targeting imported goods and services from the major trading partners of the U.S. In February 2020, the White House acknowledged that the Trump Administration’s trade policies “depressed economic growth and business investment,” according to Bloomberg. President Trump was pressuring the Fed to lower interest rates months before the coronavirus (“COVID-19”) showed itself. The tariffs are still in play today.
Let us fast forward to today’s climate. For all intents and purposes, from a monetary policy standpoint, we are back to where we were following the 2008-2009 financial crisis. The federal funds target rate (upper bound) stood at 0.25% on July 31, 2020. That is where it sat from December 2008 to December 2015. That puts us farther away from normalcy than we were leading up to 2018. While the COVID-19 pandemic was what drove the U.S. economy into a recession and what pushed the stock market into bear market territory, at least for a few months, we know that there are other headwinds to be navigated, such as government trade policies and elections. There are always going to be headwinds to be navigated. As of July 31, 2020, the yield on the 10-Year T-Note was 0.53%, which was about 150 bps below where it stood at the close of December 2008. The Fed has stated that it is in no rush to raise interest rates. Inflation levels are subdued. By keeping interest rates artificially low, the Fed is incentivizing investors to assume more risk to potentially earn a higher return on their capital. With the help of the Fed, the stock and bond markets have proved their resiliency once again, despite how destructive COVID-19 has been to date. Investors should take solace in that fact. Maybe the new normal will work as well for investors as what we deemed normal in the past. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Municipal High Income ETF (FMHI)
The primary investment objective of the First Trust Municipal High Income ETF (the “Fund”) is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (“Municipal Securities”). The Fund invests at least 50% of its net assets in Municipal Securities that are, at the time of investment, rated below investment grade by at least one nationally recognized statistical rating organization rating such securities (or Municipal Securities that are unrated and determined by the Fund’s advisor to be of comparable quality), commonly referred to as “high yield” or “junk” bonds. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FMHI.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/20	Inception (11/1/17) to 7/31/20	Inception (11/1/17) to 7/31/20
Fund Performance
NAV	2.25%	4.79%	13.72%
Market Price	1.98%	4.80%	13.73%
Index Performance
Bloomberg Barclays Municipal Bond Index	5.36%	4.77%	13.65%
Blended Benchmark(1)	2.80%	4.79%	13.70%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices that make up the Blended Benchmark do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg Barclays High Yield 10-Year Municipal Index (8-12 years) which is comprised of bonds with a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond High Yield Index; and 50% of the Bloomberg Barclays Revenue 10-Year Municipal Index (8-12 years), which is comprised of revenue bonds that have a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond Index. Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)
Sector Allocation	% of Total Investments (including cash)
Education	11.7%
Special Assessment	8.8
Government Obligation Bond - Limited Tax	8.5
Industrial Development Bond	7.2
Tobacco	6.6
Continuing Care Retirement Communities	6.6
Higher Education	6.3
Hospital	5.9
Dedicated Tax	5.2
Government Obligation Bond - Unlimited Tax	5.2
Tax Increment	4.4
Local Housing	3.3
Airport	3.3
Gas	2.4
Insured	2.3
Mass Transit	1.5
Student Housing	1.3
Utility	1.1
Water & Sewer	1.1
Certificates of Participation	1.1
Toll Road	0.7
Other Health	0.5
Hotel	0.3
Port	0.1
Cash	4.6
Total	100.0%
Credit Rating(2)	% of Total Investments (including cash)
AAA	0.1%
AA	6.8
A	11.6
BBB	14.5
BB	19.3
B	1.5
CCC	1.4
Not Rated	38.7
SP-2/MIG1	1.5
Cash	4.6
Total	100.0%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2017 (commencement of trading) through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 7/31/18	74	0	0	0
8/1/18 – 7/31/19	232	0	0	0
8/1/19 – 7/31/20	183	5	5	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/17 – 7/31/18	111	1	0	0
8/1/18 – 7/31/19	19	0	0	0
8/1/19 – 7/31/20	53	4	2	1

Portfolio Commentary
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Municipal High Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the Team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide federally tax-exempt income. The Fund’s secondary investment objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (“Municipal Securities”). In addition, under normal market conditions, the Fund invests as least 50% of its net assets in Municipal Securities that are rated non-investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of purchase are rated investment grade. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2020.
Market Recap
For the 12-month period ended July 31, 2020, the Fund’s Blended Benchmark generated a total return of 2.80%. The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg Barclays High Yield 10-Year Municipal Index (8-12 years), which generated a total return of 0.32% for the period; and, 50% of the Bloomberg Barclays Revenue 10-Year Municipal Index (8-12 years), which produced a return of 5.23%. For the same period, the Bloomberg Barclays Municipal Bond Index (BMBI) generated a total return of 5.36%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a return of 11.84% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	The coronavirus (“COVID-19”) pandemic led to a broad recalibration of how investors perceive municipal bond credit quality and risk, especially in certain sectors such as airports, convention centers, dedicated tax bonds (such as hotel tax financings), hospitals, toll roads and senior living facilities. During March of 2020, as the breadth of the pandemic became apparent, bonds with lower credit ratings generally underperformed bonds with very high credit quality and stronger balance sheets. As the economic effects of the pandemic became extremely challenging, passage of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) occurred on March 27, 2020, which along with the Federal Reserve’s (the “Fed”) creation of the Municipal Liquidity Facility (“MLF”) bolstered confidence in municipal bond credit quality and the ability of the vast majority of municipal borrowers to manage through the COVID-19 crisis, supporting municipal bond prices and positive total returns.
•	Municipal fund flows were down year-over-year and have experienced tremendous volatility. According to data gathered by Barclays and the Investment Company Institute, municipal fund flows have totaled approximately $36.1 billion for the trailing 12 months ending July 31, 2020, versus $46.3 billion for the 12 months ending July 31, 2019, a decrease of 21.9%. The municipal market experienced record setting fund outflows totaling $42 billion in March 2020 which helped drive yields higher, steepened the yield curve with longer maturing bonds underperforming, and led to much wider credit spreads for “A”, “BBB” and high yield municipal securities. While fund outflows continued into April, May through July witnessed a return to healthy mutual fund and exchange-traded funds (“ETFs”) inflows. This provided an important source of market stabilization (along with the actions taken by Congress and the Fed).
•	Total new issue supply increased dramatically year-over-year through July 31, 2020, increasing 34.0% from $349.1 billion through the 12-month period ended July 31, 2019 to approximately $467.7 billion through July 31, 2020. Despite this increase, a large number of municipal issuers were unable to access the primary market in March 2020 due to the record setting outflows for the month. The market has seen a return to significantly higher year-over-year new issue supply in the

Portfolio Commentary (Continued)
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2020 (Unaudited)
months following. Of note, a significant portion of total new issue supply is coming as taxable, as municipal borrowers take advantage of very low rates in the taxable bond markets. Municipal borrowers’ ability to tap into the primary market to meet cash flow needs and finance budget gaps due to lower sales and income taxes during the COVID-19 shutdown of local area economies has provided another source of municipal market stabilization.
•	As a result of the factors noted above, including legislative and regulatory support to the municipal bond market, after record setting fund outflows in March 2020 continuing into April, fund inflows in May through July and a return to relative vibrancy in the new issue market, credit spreads for “A”, “BBB” and high yield municipal securities began to decrease, but remain wider than long term historical averages.
Passage of the CARES Act and the Fed’s actions have helped stabilize the market:
•	The CARES Act stimulus package provided financial assistance to municipalities, including state and local government aid of approximately $150 billion, not for profit hospitals receipt of $120 billion, mass transit receipt of $25 billion, and airports receipt of $10 billion.
•	The Fed announced the establishment of the MLF, which will buy state and local municipal debt. The MLF is a $500 billion purchase program seeded by a $35 billion equity investment from the US. Treasury per the CARES Act. The Facility will purchase new issue Tax Anticipation Notes, Tax and Revenue Anticipation Notes, and Bond Anticipation Notes with a final maturity of 36 months or less. This program is designed to reduce liquidity pressures municipal units of government are facing given the forced shut-down of large parts of the U.S. economy.
Discussions of an additional stimulus package (i.e. The Health and Economic Recovery Omnibus Emergency Solutions Act (“HEROES Act” or “CARES Act 2”) that will further address the needs of state and local municipalities due to COVID-19 are ongoing between President Trump and members of Congress. Moody’s projections indicate that state and municipal units of government are facing $500 billion of budget gaps over the next two years.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2020 was 2.25% and 1.98%, respectively, versus the Blended Benchmark’s return of 2.80%; the Bloomberg Barclays Municipal Bond Index return was 5.36%.
As of July 31, 2020, the Fund’s market price of $51.89 represented a discount of 0.01% to its NAV of $51.93. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 31, 2020 of $0.14 represents a tax-exempt annualized distribution rate of 3.24% based on the Fund’s closing market price of $51.89 on July 31, 2020. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
The Fund’s underweight to “AA” and “AAA” rated municipals was a source of underperformance for the trailing 12 months ended July 31, 2020. The Fund’s investments in sub-investment grade and non-rated municipal securities, as well as “A” and “BBB” rated municipals, were a source of outperformance for the period. Sectors that were the biggest detractors from Fund performance over the past 12 months included health care, focused on senior living facilities, special tax, and housing. Sectors within the municipal market that positively contributed to Fund performance over the past 12-month reporting period included state general obligation bonds, industrial development bonds including tobacco, and transportation bonds. The Fund’s modified duration at July 31, 2020 was 5.59 years versus 5.52 years for the Blended Benchmark. The Fund’s effective duration at July 31, 2020 was 6.83 years. The Fund’s allocation to municipal securities with effective durations of 5 to 7 years were a source of underperformance during the trailing 12-month period, while bonds with effective durations 10+ years were a source of outperformance.
Market Outlook
The municipal bond market is entering a period of noteworthy uncertainty. COVID-19’s impact on municipal bond credit quality has been significant. State and local units of government are confronting large budget deficits, caused by lower levels of economic activity and the resulting declines in sales taxes and income taxes. Sub-sectors particularly vulnerable to the demand disruptions of COVID-19 include airports, convention centers, hospitals, student housing projects, small universities and senior living facilities. We believe that an additional CARES Act, i.e., the HEROES Act, will eventually pass in Congress. We expect this legislation will include additional relief for states and local units of governments, healthcare related borrowers, and possibly mass transportation and higher education. We are hopeful that the MLF will be expanded to include more potential borrowers and offered at a lower total borrowing cost. We believe these measures would dramatically help support municipal bond credit quality and serve as a bridge to stronger economic growth expected once a vaccine and additional therapies are broadly available.

Portfolio Commentary (Continued)
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2020 (Unaudited)
In light of COVID-19’s impact, we have been selectively decreasing our exposure to senior living facilities, particularly those facilities more dependent on skilled nursing and assisted living. These facilities are particularly vulnerable to COVID-19’s impact on occupancy, revenue, and credit quality in general. In addition, we have reduced our exposure to industrial development bonds. We have increased exposure to charter schools, tobacco bonds, and higher education. Going forward, we will likely increase our exposure to a combination of general obligation bonds, special assessment bonds, and charter schools.
We believe yield curve positioning could also be a significant driver of total return during the next year. We expect the intermediate portion of the yield curve (10-20 years) to flatten during the remainder of 2020, as it becomes apparent that interest rates will stay low for an extended period of time, as well as the potential for further national legislative action and Fed actions that we believe should help stabilize municipal bonds with longer maturities. We expect the short end of the municipal yield curve to be well anchored at very low levels, and the intermediate portion of the yield curve to flatten as the demand for income results in buyers moving further out the yield curve.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.

First Trust Municipal High Income ETF (FMHI)
Understanding Your Fund Expenses
July 31, 2020 (Unaudited)
As a shareholder of the First Trust Municipal High Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Municipal High Income ETF (FMHI)
Actual	$1,000.00	$976.50	0.55%	$2.70
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	0.55%	$2.77

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2020 through July 31, 2020), multiplied by 182/366 (to reflect the six-month period).

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.3%
	Arizona – 4.6%
$780,000	AZ St Indl Dev Auth Edu Rev Academics of Math & Science Proj (a)	5.00%	07/01/39	$826,542
750,000	AZ St Indl Dev Auth Edu Rev Doral Academy NV Fire Mesa & Red Rock Campus Proj, Ser A (a)	5.00%	07/15/39	803,070
400,000	AZ St Indl Dev Auth Edu Rev Lone Mountain Campus Proj, Ser A (a)	5.00%	12/15/39	410,664
1,255,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	4.00%	07/01/27	1,308,162
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Traditional Schs Proj Auth, Ser B (a)	4.00%	07/01/29	1,057,580
100,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Ref Downtown Phoenix Student Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/27	111,534
205,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Academy Proj (a)	4.00%	06/15/22	206,054
345,000	Tempe AZ Indl Dev Auth Rev Mirabella at ASU Proj, Ser A (a)	5.50%	10/01/27	362,046
				5,085,652
	California – 4.6%
450,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	476,109
205,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	245,746
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	6.75%	12/01/28	243,468
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	7.50%	12/01/40	973,460
750,000	CA St Poll Control Fin Auth Wtr Furnishing Rev, AMT (a)	5.00%	07/01/37	784,282
415,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA Clg of the Arts Projs (a)	5.25%	07/01/39	426,570
550,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	611,974
300,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	330,564
1,000,000	Tobacco Securitization Auth Nthrn CA Tobacco Settlement Rev Asset Bkd Bds, Ser A-1	5.38%	06/01/38	1,000,280
				5,092,453
	Colorado – 14.2%
735,000	Broadway Station Met Dist No 2 CO, Ser A	5.00%	12/01/35	750,810
150,000	CO Eductnl & Cultural Auth Rev Ref West Ridge Academy Chrt Sch Proj, Ser A	5.00%	06/01/27	170,304
1,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/45	1,088,670
850,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	965,294
1,000,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/20	1,012,510
500,000	Denver CO Intl Business Ctr CO Met Dist #1 Subordinate, Ser B	6.00%	12/01/48	514,040
765,000	Fourth Street Crossing Business Impt Dist CO Sr, Ser A (a)	5.13%	12/01/38	776,598
2,325,000	Green Valley Ranch East Met Dist #6 CO, Ser A	5.88%	12/01/50	2,342,693
900,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/39	927,531
500,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	525,320
575,000	Jefferson Center CO Met Dist #1 Spl Rev, Ser A-2	4.13%	12/01/40	567,565
875,000	Lanterns Met Dist #1 CO, Ser A	5.00%	12/01/39	901,425
1,000,000	Painted Prairie Pub Impt Auth CO	4.00%	12/01/29	1,020,990
500,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	589,190
900,000	Prairie Ctr Met Dist #7 CO (a)	4.13%	12/15/36	902,484
560,000	Stc Met Dist #2 CO Ref, Ser A	3.00%	12/01/25	543,844
1,000,000	Stc Met Dist #2 CO Ref, Ser A	5.00%	12/01/38	1,022,080
500,000	Trails at Crowfoot Met Dist #3 CO Sr Series, Ser A	5.00%	12/01/39	509,225
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$740,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	$759,928
				15,890,501
	Connecticut – 3.9%
250,000	Bridgeport CT, Ser A, BAM	5.00%	02/01/31	315,630
540,000	CT St Hlth & Eductnl Facs Auth Rev Mclean Issue, Ser A (a)	5.00%	01/01/55	564,440
250,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	289,680
250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	287,258
1,500,000	Harbor Point CT Infrastructure Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (a)	5.00%	04/01/39	1,611,330
1,000,000	Univ Of Connecticut CT, Ser A	5.00%	11/01/35	1,264,090
				4,332,428
	Delaware – 0.5%
562,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (a)	5.00%	07/01/28	586,211
	Florida – 5.9%
300,000	Capital Region FL Cdd Rev Ref Capital Impt, Ser A-1	4.13%	05/01/23	303,615
140,000	Capital Trust Agy FL Eductnl Facs Rev Viera Chrt Schs Inc Proj, Ser A (a)	5.00%	10/15/37	145,125
500,000	Capital Trust Agy FL Rev Wonderful Foundations Chrt Sch Portfolio, Ser A-1 (a)	5.00%	01/01/55	510,480
650,000	Coco Palms FL Cdd Spl Assmnt	4.50%	05/01/32	697,353
1,000,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev South Parcel Assmnt Area (a)	4.00%	05/01/40	1,012,040
85,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	97,782
200,000	North Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	206,956
210,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/36	250,652
500,000	Parkland Preserve Cdd FL Spl Assmnt Rev, Ser A	5.25%	05/01/39	542,420
250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	281,255
1,000,000	Seminole Cnty FL Indl Dev Auth Ref Legacy Pointe at UCF Proj, Ser A	5.00%	11/15/29	976,000
500,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (a)	5.25%	11/01/39	545,015
255,000	Trout Creek Cdd FL Capital Impt Rev (b)	5.38%	05/01/38	278,794
250,000	Villamar Cdd FL Spl Assmnt (b)	4.00%	05/01/29	256,588
440,000	W Vlgs FL Impt Dist Spl Assmt Unit Dev #7 Master Infrastructure	4.25%	05/01/29	467,020
				6,571,095
	Georgia – 2.5%
1,000,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subordinate, Ser D, AMT	4.00%	07/01/38	1,158,300
250,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A (b)	5.50%	12/01/28	238,415
300,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A (b)	5.75%	12/01/33	280,620
55,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	58,626
500,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/42	520,720
400,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	504,352
				2,761,033
	Guam – 1.0%
250,000	Guam Govt Business Privilege Tax Rev Ref, Ser-D	5.00%	11/15/35	277,810
235,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	242,189

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Guam (Continued)
$500,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	$617,690
				1,137,689
	Idaho – 0.3%
290,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	4.00%	11/15/27	280,149
	Illinois – 8.0%
275,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(c)	12/01/22	260,422
300,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	333,093
870,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	872,097
100,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/39	101,844
400,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	491,464
400,000	Chicago IL Ref 2003B	5.25%	01/01/29	433,452
20,000	Chicago IL Ref, Ser C	5.00%	01/01/25	20,633
415,000	Chicago IL Ref, Ser C, CABS	(c)	01/01/25	365,461
450,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	460,229
100,000	IL St	5.00%	04/01/24	109,598
500,000	IL St	5.50%	05/01/26	584,220
200,000	IL St	5.00%	06/01/27	226,210
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/30	279,368
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/31	277,958
15,000	IL St Fin Auth Rev Ref Lifespace Cmntys, Ser A	5.00%	05/15/24	16,003
230,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	245,895
1,925,000	IL St, Ser C	5.00%	11/01/29	2,197,965
650,000	IL St, Ser D	5.00%	11/01/24	719,017
500,000	Morton Grove IL Tax Incr Rev Sawmill Station Redev Proj	4.25%	01/01/29	482,480
500,000	Morton Grove IL Tax Incr Rev Sawmill Station Redev Proj	5.00%	01/01/39	475,150
				8,952,559
	Indiana – 4.3%
1,370,000	Anderson IN Mf Rev Sweet Galilee At The Wigwam Proj, Ser A	5.38%	01/01/40	1,386,098
1,000,000	Evansville IN Mf Hsg Rev Silver Birch Evansville Proj	5.45%	01/01/38	975,800
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (a)	5.30%	01/01/32	246,415
665,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	763,034
200,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (d)	5.25%	07/01/28	216,376
600,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	549,048
700,000	Terre Haute IN Mf Hsg Rev Silver Birch of Terre Haute Proj	5.10%	01/01/32	681,093
				4,817,864
	Iowa – 0.1%
95,000	IA St Fin Auth Rev Lifespace Cmntys Inc, Ser A	5.00%	05/15/32	101,522
	Kansas – 1.2%
1,325,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	1,298,063
	Kentucky – 0.8%
750,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	837,660
	Louisiana – 2.8%
200,000	Monroe LA Wtr Rev, BAM	5.00%	11/01/32	258,170
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana (Continued)
$900,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/30	$1,083,861
1,000,000	Saint James Parish LA Rev NuStar Logistics LP Proj Remk, Ser 2010 (a)	6.35%	07/01/40	1,196,500
500,000	Saint James Parish LA Rev Variable NuStar Logistics LP Proj Remk, Ser 2010B (Mandatory put 06/01/30) (a)	6.10%	12/01/40	594,885
				3,133,416
	Maryland – 0.7%
175,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	2.95%	06/01/27	172,016
185,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.05%	06/01/28	179,587
200,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.15%	06/01/29	193,830
190,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.20%	06/01/30	182,987
				728,420
	Massachusetts – 1.7%
1,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	1,358,370
500,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/28	508,095
50,000	MA St Federal Highway Ref Subordinate Rev, Ser A	5.00%	06/15/24	56,906
				1,923,371
	Michigan – 0.3%
300,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/31	343,821
	Minnesota – 0.6%
350,000	Duluth MN Indep Sch Dist #709 Cops Ref, Ser B	5.00%	02/01/28	449,214
150,000	Minneapolis MN Student Hsg Rev Riverton Cmnty Hsg Proj (a)	3.80%	08/01/27	151,523
105,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref, Ser A	5.00%	12/01/30	116,612
				717,349
	Missouri – 0.1%
80,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/35	84,559
10,000	MO St Hlth & Eductnl Facs Auth Med Research Lutheran Svcs, Ser A	5.00%	02/01/29	11,080
				95,639
	Nevada – 1.4%
315,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/25	371,495
210,000	North Las Vegas NV Local Impt Valley Vista Spl Impt Dist #64	4.00%	06/01/29	210,433
1,000,000	Sparks NV Tourism Impt Dist #1 Rev Ref Sales Tax Sr, Ser A (a)	2.75%	06/15/28	977,770
				1,559,698
	New Hampshire – 0.5%
500,000	NH St Hlth & Edu Facs Auth Rev Ref Sthrn NH Med Ctr	5.00%	10/01/37	583,705
	New Jersey – 3.7%
100,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	112,231
850,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(c)	12/15/25	756,440
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	601,525
1,000,000	Tobacco Settlement Fing Corp NJ Ref Sub, Ser B	5.00%	06/01/46	1,130,340
500,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/27	628,440
1,000,000	Union Cnty NJ Impt Auth Sol Wst Disp Rev Green Bond Aries Linden LLC Proj, AMT (a)	6.75%	12/01/41	942,910
				4,171,886

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York – 4.8%
$1,250,000	Met Transprtn Auth NY Rev Transprtn, Ser A-2S, BANS	4.00%	02/01/22	$1,273,600
460,000	Met Transprtn Auth NY Rev Transptrn, Subser C-1, BANS	5.00%	09/01/20	460,855
1,000,000	NY St Transprtn Dev Corpspl Fac Rev Ref John F. Kennedy Intl Arpt Proj, AMT	5.25%	08/01/31	1,044,260
1,500,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo Sub, Ser B	5.00%	06/01/45	1,554,435
100,000	Westchester Co NY Local Dev Corp Rev Ref Miriam Osborn Memorial Home Assn Proj	5.00%	07/01/34	111,956
840,000	Yonkers NY Econ Dev Corp Eductnl Rev Chrt Sch Edu Excellence Proj, Ser A	5.00%	10/15/39	894,743
				5,339,849
	North Carolina – 1.0%
1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	1,138,160
	Ohio – 6.0%
750,000	Allen Cnty OH Hosp Facs Rev Ref Bon Secours Mercy Hlth Inc, Ser A	5.00%	12/01/35	976,583
3,000,000	Buckeye OH Tobacco Settlement Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	3,311,250
415,000	Franklin Cnty OH Convention Facs Auth Hotel Proj Rev Grtr Columbus Convention Cntr Hotel Exp Proj	5.00%	12/01/32	405,351
750,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (a)	5.00%	07/01/49	765,645
1,200,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	1,295,460
				6,754,289
	Oklahoma – 0.2%
150,000	OK St Dev Fin Auth Hlthsys Rev Ou Medicine Proj, Ser B	5.00%	08/15/26	177,123
	Oregon – 2.0%
290,000	Clackamas Cnty OR Hosp Fac Auth Rev Mary’s Woods at Marylhurst Inc Proj, Ser A	5.00%	05/15/26	313,360
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.13%	11/15/40	527,760
10,000	Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza	5.00%	12/01/20	10,068
1,150,000	OR St Facs Auth Rev Ref Samaritan Hlth Svcs Proj, Ser A	5.00%	10/01/40	1,421,009
				2,272,197
	Pennsylvania – 4.6%
300,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	369,081
1,780,000	Berks Cnty PA Muni Auth Univ Rev Alvernia Univ Proj	5.00%	10/01/39	1,861,061
100,000	Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch	5.00%	10/01/34	108,528
250,000	Lancaster Cnty PA Hosp Auth Healthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/28	268,108
515,000	Lancaster Cnty PA Hosp Auth Healthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/31	547,558
665,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/36	703,656
350,000	PA St Turnpike Commn Oil Franchise Tax Rev Ref Sub, Ser B	5.00%	12/01/30	424,393
10,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/39	11,624
215,000	Philadelphia PA Auth for Indl Dev Revs Kipp Philadelphia Chrt Sch Proj, Ser A	5.00%	04/01/36	225,780
500,000	Philadelphia PA Wtr & Wstwtr Rev, Ser A	5.00%	11/01/45	650,275
				5,170,064
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico – 1.8%
$250,000	Puerto Rico Cmwlth Ref Pub Impt, Ser A, AGM	5.00%	07/01/35	$257,003
1,559,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	1,646,974
177,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/29	139,214
				2,043,191
	South Carolina – 1.2%
425,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.00%	11/01/30	430,674
230,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	235,212
580,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/42	587,406
135,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	122,669
				1,375,961
	Tennessee – 1.8%
25,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Student Hsg CDFI Phase I	5.00%	10/01/23	26,172
440,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/36	497,649
500,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	541,685
730,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/26	904,455
				1,969,961
	Texas – 5.0%
50,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	53,712
420,000	Harris-Brazoria Cntys TX Muni Utility Dist #509, AGM	3.00%	09/01/32	438,728
750,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	785,625
250,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (d)	4.13%	09/01/29	271,528
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (a)	4.63%	09/01/39	545,795
450,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (a)	4.35%	08/15/25	466,353
1,250,000	Lago Vista TX Spl Assmt Rev Ref Tessera On Lake Travis, Ser B	4.88%	09/01/50	1,260,837
485,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (d)	4.50%	09/01/28	485,446
285,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	309,593
205,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	5.00%	01/01/39	205,549
500,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf TX A&M Univ Corpus Christi Island Campus Proj, Ser A (b)	5.00%	04/01/25	516,140
250,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	284,592
				5,623,898
	Utah – 1.1%
475,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Mountain West Montessori Academy Proj, Ser A (a)	5.00%	06/15/39	500,759
675,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Academy Proj, Ser A (a)	5.00%	06/15/39	704,018
				1,204,777

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Virginia – 0.7%
$500,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A (b)	5.00%	01/01/34	$526,525
300,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A (b)	4.38%	01/01/39	299,802
				826,327
	Washington – 1.9%
600,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (a)	5.00%	01/01/32	679,596
230,000	WA St Healthcare Facs Auth Ref Fred Hutchinson Cancer Research Ctr	5.00%	01/01/26	272,490
1,000,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	1,121,160
				2,073,246
	Wisconsin – 2.5%
470,000	Pub Fin Auth WI Chrt Sch Rev Eno River Academy Proj, Ser A (a)	4.00%	06/15/30	487,851
810,000	Pub Fin Auth WI Chrt Sch Rev Eno River Academy Proj, Ser A (a)	5.00%	06/15/40	873,390
500,000	Pub Fin Auth WI Chrt Sch Rev Founders Of Academy Las Vegas Proj, Ser A	4.00%	07/01/30	503,695
500,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Academy Las Vegas Proj, Ser A (a)	4.20%	07/15/27	510,485
250,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Academy Las Vegas Proj, Ser A (a)	5.13%	07/15/37	262,420
160,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/27	191,552
				2,829,393

Total Investments – 98.3%	109,800,620
(Cost $105,977,346) (e)
Net Other Assets and Liabilities – 1.7%	1,849,320
Net Assets – 100.0%	$111,649,940
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	4	Sep 2020	$ (729,125)	$(1,750)
U.S. Treasury Ultra 10-Year Notes	Short	39	Sep 2020	(6,210,750)	(113,547)
Total Futures Contracts				$(6,939,875)	$(115,297)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2020, securities noted as such amounted to $26,898,353 or 24.1% of net assets.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(c)	Zero coupon bond.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2020
(e)	Aggregate cost for federal income tax purposes was $105,983,175. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $4,894,471 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,192,323. The net unrealized appreciation was $3,702,148. The amounts presented are inclusive of derivative contracts.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
NATL-RE	National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 109,800,620	$ —	$ 109,800,620	$ —
LIABILITIES TABLE
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (115,297)	$ (115,297)	$ —	$ —

*	See Portfolio of Investments for state breakout.

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Assets and Liabilities
July 31, 2020
ASSETS:
Investments, at value (Cost $105,977,346)	$ 109,800,620
Cash	5,257,839
Cash segregated as collateral for open futures contracts	217,733
Receivables:
Interest	858,714
Investment securities sold	663,057
Total Assets	116,797,963
LIABILITIES:
Payables:
Investment securities purchased	4,984,836
Variation margin	115,297
Investment advisory fees	47,890
Total Liabilities	5,148,023
NET ASSETS	$111,649,940
NET ASSETS consist of:
Paid-in capital	$ 111,282,612
Par value	21,500
Accumulated distributable earnings (loss)	345,828
NET ASSETS	$111,649,940
NET ASSET VALUE, per share	$51.93
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,150,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Operations
For the Year Ended July 31, 2020
INVESTMENT INCOME:
Interest	$ 3,374,768
Total investment income	3,374,768
EXPENSES:
Investment advisory fees	627,177
Total expenses	627,177
Fees waived by the investment advisor	(134,395)
Net expenses	492,782
NET INVESTMENT INCOME (LOSS)	2,881,986
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,744,211)
Futures contracts	(645,667)
Net realized gain (loss)	(3,389,878)
Net change in unrealized appreciation (depreciation) on:
Investments	1,407,824
Futures contracts	(104,766)
Net change in unrealized appreciation (depreciation)	1,303,058
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,086,820)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 795,166

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statements of Changes in Net Assets
	Year Ended 7/31/2020	Year Ended 7/31/2019
OPERATIONS:
Net investment income (loss)	$ 2,881,986	$ 1,391,041
Net realized gain (loss)	(3,389,878)	(66,914)
Net change in unrealized appreciation (depreciation)	1,303,058	2,218,477
Net increase (decrease) in net assets resulting from operations	795,166	3,542,604
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,807,500)	(1,351,287)
Return of capital	(155,753)	(103,717)
Total distributions to shareholders	(2,963,253)	(1,455,004)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	60,684,489	38,221,517
Cost of shares redeemed	(9,845,363)	(5,007,194)
Net increase (decrease) in net assets resulting from shareholder transactions	50,839,126	33,214,323
Total increase (decrease) in net assets	48,671,039	35,301,923
NET ASSETS:
Beginning of period	62,978,901	27,676,978
End of period	$ 111,649,940	$ 62,978,901
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,200,002	550,002
Shares sold	1,150,000	750,000
Shares redeemed	(200,000)	(100,000)
Shares outstanding, end of period	2,150,002	1,200,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Financial Highlights
For a share outstanding throughout each period
	Year Ended		Period Ended 7/31/2018 (a)
	7/31/2020	7/31/2019
Net asset value, beginning of period	$ 52.48	$ 50.32	$ 50.00
Income from investment operations:
Net investment income (loss)	1.64	1.69	1.15
Net realized and unrealized gain (loss)	(0.48)	2.27	0.30
Total from investment operations	1.16	3.96	1.45
Distributions paid to shareholders from:
Net investment income	(1.62)	(1.67)	(1.13)
Return of capital	(0.09)	(0.13)	—
Total distributions	(1.71)	(1.80)	(1.13)
Net asset value, end of period	$51.93	$52.48	$50.32
Total return (b)	2.25%	8.05%	2.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 111,650	$ 62,979	$ 27,677
Ratio of total expenses to average net assets	0.70%	0.70%	0.70% (c)
Ratio of net expenses to average net assets	0.55%	0.55%	0.55% (c)
Ratio of net investment income (loss) to average net assets	3.22%	3.44%	3.13% (c)
Portfolio turnover rate (d)	89%	71%	74%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Municipal High Income ETF (FMHI)
July 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Municipal High Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FMHI” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2020, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A, 5.25%, 07/01/28	08/31/18	$200,000	$108.19	$201,921	$216,376	0.19%
Kyle TX Spl Assmnt Rev 6 Creeks Pid #1, 4.13%, 09/01/29	05/08/19	250,000	108.61	250,000	271,528	0.24
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 4.50%, 09/01/28	05/04/18	485,000	100.09	480,904	485,446	0.44
				$932,825	$973,350	0.87%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $217,733 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$13,767	$17
Capital gains	—	—
Tax-exempt income	2,793,733	1,351,270
Return of capital	155,753	103,717
As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(3,356,320)
Net unrealized appreciation (depreciation)	3,702,148
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019 and 2020 remain open to federal and state audit. As of July 31, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2020, the Fund had $3,356,320 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2020, the Fund had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2020, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(33,415)	$33,415	$—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.70% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2020. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Advisor only after November 30, 2020. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2020, the Advisor waived fees of $134,395.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020
the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $126,352,421 and $77,818,380, respectively.
For the fiscal year ended July 31, 2020, the Fund had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at July 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Variation Margin Receivable	$ —	Variation Margin Payable	$ 115,297
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$(645,667)
Net change in unrealized appreciation (depreciation) on futures contracts	(104,766)
During the fiscal year ended July 31, 2020, the notional value of futures contracts opened and closed were $43,481,031 and $39,319,422, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2021.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $410 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to November 25, 2019, the commitment amount was $385 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended July 31, 2020.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On September 14, 2020, the Board of Trustees approved the continuation of the fee waiver of 0.15% of average daily net assets through November 30, 2021.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Municipal High Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 2020 and 2019, and the period from November 1, 2017 (commencement of operations) through July 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2020 and 2019, and the period from November 1, 2017 (commencement of operations) through July 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Municipal High Income ETF (FMHI)
July 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2020, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2020:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.51%
Alternative Minimum Tax (AMT)	9.86%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020 (Unaudited)
securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020 (Unaudited)
received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 8, 2020 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team discussing the services that the Team provides to the Fund, including the Team’s day-to-day management of the Fund’s investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least November 30, 2020. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was equal to the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for the one-year period ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2019.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020 (Unaudited)
that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Municipal High Income ETF (FMHI)
July 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	184	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	184	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	184	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	184	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	184	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Municipal High Income ETF (FMHI)
July 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
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With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
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As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Short Duration Managed Municipal ETF (FSMB)

First Trust Ultra Short Duration Municipal ETF (FUMB)

Annual Report
For the Year Ended
July 31, 2020

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of the First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the 12-month period ended July 31, 2020.
When I think back to the direction the U.S. economy was headed midway through 2018, the first thought that comes to mind is normalization. At that time, it was a welcome notion. If you recall, the Trump Administration signed the Tax Cuts & Jobs Act of 2017 on December 22, 2017. Perhaps the most exciting part of the new tax law was the slashing of the federal corporate tax rate from 35%, which was among the highest of any country in the world, to 21%. This was well received, in our opinion. U.S. economic activity was rising even before the ink was dry on the tax bill. Real U.S. gross domestic product grew at an annualized rate of 3.9% in the fourth quarter of 2017, and then rose an annualized 3.8% in the first quarter of 2018, according to the Bureau of Economic Analysis. The last time U.S. economic growth had exceeded the 3.0% mark was in the first quarter of 2015. Over the two terms of the Obama Administration (2009-2016), U.S. economic growth averaged just 2.0%, which was modest by historical standards. Brian Wesbury, Chief Economist at First Trust Advisors L.P., referred to it as the “Plow Horse Economy.” The main takeaway here is that the Trump Administration’s tax cuts were helping to drive economic growth to more normalized levels. The process had begun.
As economic growth was normalizing in 2018, so were interest rates and bond yields. The Federal Reserve (the “Fed”) raised the federal funds target rate (upper bound) from 1.50% at the start of 2018 to 2.50% at year-end, or an increase of 100 basis points (“bps”). The yield on the 10-Year Treasury Note (“T-Note”), which the Fed does not control, rose 83 bps from the start of 2018 to its calendar year peak of 3.24% on November 8, 2018. The point here is that while interest rates and bond yields were well into the process of normalizing, they were still below their historical norms. For the 30-year period ended December 31, 2018, the federal funds target rate (upper bound) averaged 3.18%, while the 10-Year T-Note’s average yield was 4.71%, according to Bloomberg. If you recall, industry pundits had been characterizing the persistent low-rate, low-growth climate as the “new normal.” While the concept of getting back to normal in the economy and markets looked achievable, in the end, it was not meant to be. What derailed the momentum? In a word: tariffs. In March 2018, less than three months after enacting its tax reform legislation, the Trump Administration initiated a tariff program targeting imported goods and services from the major trading partners of the U.S. In February 2020, the White House acknowledged that the Trump Administration’s trade policies “depressed economic growth and business investment,” according to Bloomberg. President Trump was pressuring the Fed to lower interest rates months before the coronavirus (“COVID-19”) showed itself. The tariffs are still in play today.
Let us fast forward to today’s climate. For all intents and purposes, from a monetary policy standpoint, we are back to where we were following the 2008-2009 financial crisis. The federal funds target rate (upper bound) stood at 0.25% on July 31, 2020. That is where it sat from December 2008 to December 2015. That puts us farther away from normalcy than we were leading up to 2018. While the COVID-19 pandemic was what drove the U.S. economy into a recession and what pushed the stock market into bear market territory, at least for a few months, we know that there are other headwinds to be navigated, such as government trade policies and elections. There are always going to be headwinds to be navigated. As of July 31, 2020, the yield on the 10-Year T-Note was 0.53%, which was about 150 bps below where it stood at the close of December 2008. The Fed has stated that it is in no rush to raise interest rates. Inflation levels are subdued. By keeping interest rates artificially low, the Fed is incentivizing investors to assume more risk to potentially earn a higher return on their capital. With the help of the Fed, the stock and bond markets have proved their resiliency once again, despite how destructive COVID-19 has been to date. Investors should take solace in that fact. Maybe the new normal will work as well for investors as what we deemed normal in the past. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Short Duration Managed Municipal ETF (FSMB)
The investment objective of First Trust Short Duration Managed Municipal ETF (the “Fund”) is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund’s investment advisor seeks to construct a portfolio that has a weighted average duration of 1-3 years. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FSMB.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/20	Inception (11/1/18) to 7/31/20	Inception (11/1/18) to 7/31/20
Fund Performance
NAV	2.98%	3.99%	7.08%
Market Price	3.08%	4.02%	7.13%
Index Performance
Bloomberg Barclays Municipal Short (1-5) Year Index	3.01%	4.16%	7.38%
(See Notes to Fund Performance Overview on page 7.)
Sector Allocation	% of Total Investments (including cash)
Government Obligation Bond - Unlimited Tax	12.8%
Insured	12.1
Gas	9.6
Hospital	8.7
Dedicated Tax	6.2
Industrial Development Bond	6.0
Utility	6.0
Special Assessment	5.3
Higher Education	5.0
Continuing Care Retirement Communities	4.8
Certificates of Participation	4.5
Education	3.7
Housing	3.3
Water & Sewer	2.6
Mass Transit	2.4
Airport	2.1
Student Housing	1.0
Pre-refunded/Escrowed-to-maturity	0.7
Toll Road	0.4
Tax Increment	0.3
Government Obligation Bond - Limited Tax	0.2
Tobacco	0.2
Cash	2.1
Total	100.0%
Credit Quality(1)	% of Total Investments (including cash)
AAA	3.5%
AA	28.8
A	28.2
BBB	19.2
BB	4.8
Not Rated	9.5
SP-2/MIG2 (short-term)	2.4
SP-1/MIG1 (short-term)	0.7
SP-1+ (short-term)	0.8
Cash	2.1
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Short Duration Managed Municipal ETF (FSMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2018 (commencement of trading) through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 7/31/19	60	0	1	0
8/1/19 – 7/31/20	190	3	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 7/31/19	124	0	0	0
8/1/19 – 7/31/20	56	2	1	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The investment objective of First Trust Ultra Short Duration Municipal ETF (the “Fund”) is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. Under normal market conditions, the weighted average duration of the Fund’s portfolio is expected to be less than one year. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FUMB.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/20	Inception (11/1/18) to 7/31/20	Inception (11/1/18) to 7/31/20
Fund Performance
NAV	1.61%	1.92%	3.38%
Market Price	1.65%	1.95%	3.43%
Index Performance
Bloomberg Barclays Municipal Short-Term Index	1.35%	1.71%	3.00%
(See Notes to Fund Performance Overview on page 7.)
Sector Allocation	% of Total Investments (including cash)
Industrial Development Bond	13.5%
Government Obligation Bond - Unlimited Tax	12.5
Insured	11.8
Certificates of Participation	10.4
Hospital	7.5
Housing	5.9
Government Obligation Bond - Limited Tax	5.7
Pre-refunded/Escrowed-to-maturity	5.6
Utility	5.4
Gas	4.7
Education	3.6
Water & Sewer	2.2
Airport	1.7
Mass Transit	1.7
Dedicated Tax	1.7
Local Housing	0.6
Student Loan	0.6
Higher Education	0.6
Toll Road	0.6
Pool	0.5
Student Housing	0.3
Continuing Care Retirement Communities	0.2
Tobacco	0.2
Cash	2.5
Total	100.0%
Credit Quality(1)	% of Total Investments (including cash)
AAA	9.0%
AA	29.9
A	26.8
BBB	16.3
SP-1/MIG1 (short-term)	1.0
SP-2/MIG2 (short-term)	1.7
Not Rated	5.6
SP-1+ (short-term)	7.2
Cash	2.5
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2018 (commencement of trading) through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 7/31/19	51	0	1	0
8/1/19 – 7/31/20	197	8	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 7/31/19	133	0	0	0
8/1/19 – 7/31/20	47	1	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the period since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust Short Duration Managed Municipal ETF (“FSMB”) and the First Trust Ultra Short Duration Municipal ETF (“FUMB”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Funds. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Funds, the team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
First Trust Short Duration Managed Municipal ETF
The First Trust Short Duration Managed Municipal ETF (“FSMB” or the “Fund”) is an actively managed exchange-traded fund. The Fund seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund’s focus is on the short portion of the municipal yield curve with a weighted average duration of one to three years and an investment orientation focused on investment grade securities. Under normal market conditions, the Fund will invest at least 65% of its net assets in municipal bonds that are investment grade rated at the time of purchase or that are unrated but deemed by the Fund’s advisor to be of comparable quality. The Fund may invest up to 35% of its net assets in municipal securities rated below investment grade (or if unrated, are determined by the Fund’s investment advisor to be of comparable quality, commonly referred to as “high yield” or “junk” bonds). This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2020.
Market Recap
For the 12-month period ended July 31, 2020, the Bloomberg Barclays Municipal Short (1-5) Year Index (the “Benchmark”) produced a total return of 3.01%. For the same period, the Bloomberg Barclays Municipal Bond Index generated a total return of 5.36%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of 11.84% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	The coronavirus (“COVID-19”) pandemic led to a broad recalibration of how investors perceive municipal bond credit quality and risk, especially in certain sectors such as airports, convention centers, dedicated tax bonds (such as hotel tax financings), hospitals, toll roads and senior living facilities. During March 2020, as the breadth of the pandemic became apparent, bonds with lower credit ratings generally underperformed bonds with very high credit quality and stronger balance sheets. As the economic effects of the pandemic became extremely challenging, passage of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) occurred on March 27, 2020, which along with the Federal Reserve’s (the “Fed”) creation of the Municipal Liquidity Facility (“MLF”) bolstered confidence in municipal bond credit quality and the ability of the vast majority of municipal borrowers to manage through the COVID-19 crisis, supporting municipal bond prices and positive total returns.
•	Municipal fund flows were down year-over-year and have experienced tremendous volatility. According to data gathered by Barclays and the Investment Company Institute, municipal fund flows have totaled approximately $36.1 billion for the trailing 12 months ending July 31, 2020, versus $46.3 billion for the 12-month period ended July 31, 2019, a decrease of 21.9%. The municipal market experienced record setting fund outflows totaling $42 billion in March 2020 which helped drive yields higher, steepened the yield curve with longer maturing bonds underperforming, and led to much wider credit spreads for “A”, “BBB” and high yield municipal securities. While fund outflows continued into April, May through July witnessed a return to healthy mutual fund and exchange-traded funds (“ETFs”) inflows. This provided an important source of market stabilization (along with the actions taken by Congress and the Fed).

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020 (Unaudited)
•	Total new issue supply increased dramatically year-over-year through July 31, 2020, increasing 34.0% from $349.1 billion through the 12 months ending July 31, 2019 to approximately $467.7 billion through July 2020. Despite this increase, a large number of municipal issuers were unable to access the primary market in March 2020 due to the record setting outflows for the month. The market has seen a return to significantly higher year-over-year new issue supply in the months following. Of note, a significant portion of total new issue supply is coming as taxable, as municipal borrowers take advantage of very low rates in the taxable bond markets. Municipal borrowers’ ability to tap into the primary market to meet cash flow needs and finance budget gaps due to lower sales and income taxes during the COVID-19 shutdown of local area economies has provided another source of municipal market stabilization.
•	As a result of the factors noted above including legislative and regulatory support to the municipal bond market, after record setting fund outflows in March 2020 continuing into April, fund inflows in May through July and a return to relative vibrancy in the new issue market, credit spreads for “A”, “BBB” and high yield municipal securities began to decrease, but remain wider than long term historical averages.
Passage of the CARES Act and the Fed’s actions have helped stabilize the market:
•	The CARES Act stimulus package provided financial assistance to municipalities, including state and local government aid of approximately $150 billion, not for profit hospitals receipt of $120 billion, mass transit receipt of $25 billion, and airports receipt of $10 billion.
•	The Fed announced the establishment of the MLF, which will buy state and local municipal debt. The MLF is a $500 billion purchase program seeded by a $35 billion equity investment from the U.S. Treasury per the CARES Act. The Facility will purchase new issue Tax Anticipation Notes, Tax and Revenue Anticipation Notes, and Bond Anticipation Notes with a final maturity of 36 months or less. This program is designed to reduce liquidity pressures municipal units of government are facing given the forced shut-down of large parts of the U.S. economy.
Discussions of an additional stimulus package (i.e. the Health and Economic Recovery Omnibus Emergency Solutions Act (“HEROES” or “CARES Act 2”) that will further address the needs of state and local municipalities due to COVID-19 are ongoing between President Trump and members of Congress. Moody’s projections indicate that states and municipal units of government are facing $500 billion of budget gaps over the next two years.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2020 was 2.98% and 3.08%, respectively, versus the Benchmark’s return of 3.01%.
As of July 31, 2020, the Fund’s market price of $20.67 represented a premium of 0.05% to its NAV of $20.66. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 31, 2020 of $0.03 represents a tax-exempt annualized distribution rate of 1.74% based on the Fund’s closing market price of $20.67 on July 31, 2020. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
For the 12-month period ended July 31, 2020, the Fund’s underweight relative to the Benchmark to “AA” and “AAA” rated bonds was a source of underperformance for the period, as was its exposure to “A” rated and non-rated municipal securities. The Fund’s investments in “BBB” rated municipal securities generated outperformance for the period versus the Benchmark. Sectors that detracted from the Fund’s performance over the period included education, health care, primarily in senior living facilities, and special tax bonds. Sectors within the municipal market that positively contributed to Fund performance over the period included general obligation bonds, certificates of participation, housing, and industrial development bonds. The Fund’s modified duration at July 31, 2020 was 2.68 years versus 2.45 years for the Benchmark. The Fund’s effective duration as of July 31, 2020 was 2.69 years. The Fund’s allocation to bonds with effective durations between 0 to 5 years and 7 to 10 years underperformed relative to the Benchmark. The Fund’s allocation to municipal securities with effective durations from 5 to 7 years generated strong outperformance during the 12-month period ended July 31, 2020.
Market Outlook
The municipal bond market is entering a period of noteworthy uncertainty, in our view. COVID-19’s impact on municipal bond credit quality has been significant. State and local units of government are confronting large budget deficits, caused by lower levels of economic activity and the resulting declines in sales taxes and income taxes. Sub-sectors particularly vulnerable to the demand disruptions of COVID-19 include airports, convention centers, hospitals, student housing projects, small universities and senior living

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020 (Unaudited)
facilities. We believe that an additional CARES Act, i.e., the HEROES Act, will eventually pass in Congress. We expect this legislation will include additional relief for state and local units of governments, health care related borrowers, and possibly mass transportation and higher education. We are hopeful that the MLF will be expanded to include more potential borrowers and offered at a lower total borrowing cost. We believe these measures would dramatically help support municipal bond credit quality and serve as a bridge to stronger economic growth expected once a vaccine and additional therapies are broadly available, in our opinion.
In light of COVID-19’s impact, we have been selectively decreasing our exposure to senior living facilities, particularly those facilities more dependent on skilled nursing and assisted living. These facilities are particularly vulnerable to COVID-19’s impact on occupancy, revenue, and credit quality in general. We have increased exposure to general obligation bonds and higher education. Going forward, we will likely increase our exposure to a combination of water & sewer bonds, special assessment bonds, and charter schools.
We believe yield curve positioning could also be a significant driver of total return during the next year. We expect the intermediate portion of the yield curve (8-20 years) to flatten during the remainder of 2020, as it becomes apparent that interest rates will stay low for an extended period of time, as well as the potential for further national legislative action and Fed actions that we believe should help stabilize municipal bonds with longer maturities. We expect the short end of the municipal yield curve to be well anchored at very low levels, and the intermediate portion of the yield curve to flatten as the demand for income results in buyers moving further out the yield curve.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide both high income and attractive total return potential over time.
First Trust Ultra Short Duration Municipal ETF
The First Trust Ultra Short Duration Municipal ETF (“FUMB” or the “Fund”) is an actively managed exchange-traded fund. The Fund seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (“Municipal Securities”). The Fund’s focus is on the short portion of the municipal yield curve with a weighted average duration of less than one year and an investment orientation focused on investment grade securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Securities that are, at the time of investment, rated as investment grade by at least one nationally recognized statistical rating organization rating such securities, or if unrated, determined by the Fund’s advisor to be of comparable quality. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2020.
Market Recap
For the 12-month period ended July 31, 2020, the Bloomberg Barclays Municipal Short-Term Index (the “Benchmark”) produced a total return of 1.35%. During the same period, the Bloomberg Barclays Municipal Bond Index generated a total return of 5.36%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of 11.84% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	The coronavirus (“COVID-19”) pandemic led to a broad recalibration of how investors perceive municipal bond credit quality and risk, especially in certain sectors such as airports, convention centers, dedicated tax bonds (such as hotel tax financings), hospitals, toll roads and senior living facilities. During March 2020, as the breadth of the pandemic became apparent, bonds with lower credit ratings generally underperformed bonds with very high credit quality and stronger balance sheets. As the economic effects of the pandemic became extremely challenging, passage of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) occurred on March 27, 2020, which along with the Federal Reserve’s (the “Fed”) creation of the Municipal Liquidity Facility (“MLF”) bolstered confidence in municipal bond credit quality and the ability of the vast majority of municipal borrowers to manage through the COVID-19 crisis, supporting municipal bond prices and positive total returns.
•	Municipal fund flows were down year-over-year and have experienced tremendous volatility. According to data gathered by Barclays and the Investment Company Institute, municipal fund flows have totaled approximately $36.1 billion for the trailing 12 months ending July 31, 2020, versus $46.3 billion for the 12-month period ended July 31, 2019, a decrease of 21.9%. The municipal market experienced record setting fund outflows totaling $42 billion in March 2020 which helped drive yields higher, steepened the yield curve with longer maturing bonds underperforming, and led to much wider credit spreads for “A”,

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020 (Unaudited)
“BBB” and high yield municipal securities. While fund outflows continued into April, May through July witnessed a return to healthy mutual fund and exchange-traded funds (“ETFs”) inflows. This provided an important source of market stabilization (along with the actions taken by Congress and the Fed).
•	Total new issue supply increased dramatically year-over-year through July 31, 2020, increasing 34.0% from $349.1 billion through the 12 months ending July 31, 2019 to approximately $467.7 billion through July 2020. Despite this increase, a large number of municipal issuers were unable to access the primary market in March 2020 due to the record setting outflows for the month. The market has seen a return to significantly higher year-over-year new issue supply in the months following. Of note, a significant portion of total new issue supply is coming as taxable, as municipal borrowers take advantage of very low rates in the taxable bond markets. Municipal borrowers’ ability to tap into the primary market to meet cash flow needs and finance budget gaps due to lower sales and income taxes during the COVID-19 shutdown of local area economies has provided another source of municipal market stabilization.
•	As a result of the factors noted above including legislative and regulatory support to the municipal bond market, after record setting fund outflows in March 2020 continuing into April, fund inflows in May through July and a return to relative vibrancy in the new issue market, credit spreads for “A”, “BBB” and high yield municipal securities began to decrease, but remain wider than long term historical averages.
Passage of the CARES Act and the Fed’s actions have helped stabilize the market:
•	The CARES Act stimulus package provided financial assistance to municipalities, including state and local government aid of approximately $150 billion, not for profit hospitals receipt of $120 billion, mass transit receipt of $25 billion, and airports receipt of $10 billion.
•	The Fed announced the establishment of the MLF, which will buy state and local municipal debt. The MLF is a $500 billion purchase program seeded by a $35 billion equity investment from the U.S. Treasury per the CARES Act. The Facility will purchase new issue Tax Anticipation Notes, Tax and Revenue Anticipation Notes, and Bond Anticipation Notes with a final maturity of 36 months or less. This program is designed to reduce liquidity pressures municipal units of government are facing given the forced shut-down of large parts of the U.S. economy.
Discussions of an additional stimulus package (i.e. the Health and Economic Recovery Omnibus Emergency Solutions Act (“HEROES” or “CARES Act 2”) that will further address the needs of state and local municipalities due to COVID-19 are ongoing between President Trump and members of Congress. Moody’s projections indicate that states and municipal units of government are facing $500 billion of budget gaps over the next two years.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2020 was 1.61% and 1.65%, respectively, versus the Benchmark’s return of 1.35%.
As of July 31, 2020, the Fund’s market price of $20.18 represented a premium of 0.10% to its NAV of $20.16. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 31, 2020 of $0.013 represents a tax-exempt annualized distribution rate of 0.77% based on the Fund’s closing market price of $20.18 on July 31, 2020. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
The Fund’s investments in “A” and “AA” rated municipal securities generated outperformance for the period versus the Benchmark. For the 12-month period ended July 31, 2020, the Fund’s underweight relative to the Benchmark in “AAA” rated municipal securities, as well as its exposure to non-rated bonds, was a source of underperformance for the same period. The Fund’s investments in “A” and “AA” rated municipal securities generated outperformance for the period versus the Benchmark. Sectors that detracted from the Fund’s performance during the 12-month period ended July 31, 2020 included health care, special tax, certificates of participation, and transportation. Sectors within the municipal market that positively contributed to Fund performance over the period included education, industrial development bonds, utilities, and housing bonds. The Fund’s modified duration at July 31, 2020 was 0.79 years versus 0.54 years for the Benchmark; the Fund’s effective duration at July 31, 2020 was 0.80 years. The Fund’s allocation to bonds with effective durations of 5 to 10 years detracted from performance over the trailing 12 months. The Fund’s allocation to municipal securities with effective durations between 0 and 5 years positively contributed to the Fund’s performance over the 12-month period ended July 31, 2020.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2020 (Unaudited)
Market Outlook
The municipal bond market is entering a period of noteworthy uncertainty, in our view. COVID-19’s impact on municipal bond credit quality has been significant. State and local units of government are confronting large budget deficits, caused by lower levels of economic activity and the resulting declines in sales taxes and income taxes. Sub-sectors particularly vulnerable to the demand disruptions of COVID-19 include airports, convention centers, hospitals, student housing projects, small universities and senior living facilities. We believe that an additional CARES Act, i.e., the HEROES Act, will eventually pass in Congress. We expect this legislation will include additional relief for state and local units of governments, health care related borrowers, and possibly mass transportation and higher education. We are hopeful that the MLF will be expanded to include more potential borrowers and offered at a lower total borrowing cost. We believe these measures would dramatically help support municipal bond credit quality and serve as a bridge to stronger economic growth expected once a vaccine and additional therapies are broadly available, in our opinion.
We believe yield curve positioning could also be a significant driver of total return during the next year. We expect the short end of the municipal yield curve to be well anchored at very low levels, and the intermediate portion of the yield curve to flatten as the demand for income results in buyers moving further out the yield curve. We expect the intermediate portion of the yield curve (8-20 years) to flatten during the remainder of 2020, as it becomes apparent that interest rates will stay low for an extended period of time, as well as the potential for further national legislative action and Fed actions that we believe should help stabilize municipal bonds with longer maturities.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that can provide a high level of tax-exempt income consistent with capital preservation.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2020 (Unaudited)
As a shareholder of First Trust Short Duration Managed Municipal ETF or First Trust Ultra Short Duration Municipal ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Short Duration Managed Municipal ETF (FSMB)
Actual	$1,000.00	$1,012.50	0.45%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	0.45%	$2.26
First Trust Ultra Short Duration Municipal ETF (FUMB)
Actual	$1,000.00	$1,008.80	0.35%	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	0.35%	$1.76

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2020 through July 31, 2020), multiplied by 182/366 (to reflect the six-month period).

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.8%
	Alabama – 3.3%
$1,000,000	AL Federal Aid Highway Fin Auth Spl Oblig Rev, GARVEE	5.00%	09/01/30	$1,168,210
210,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1 (Mandatory put 10/01/26)	4.00%	10/01/49	246,112
100,000	Greenville AL Pub Impt Cooperative Pub Impt Rev Greenville Funding, BAM	5.00%	03/01/25	119,484
430,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	5.00%	11/01/25	507,916
				2,041,722
	Arizona – 3.7%
1,000,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	05/01/27	1,265,730
1,000,000	Coconino Cnty AZ Poll Controlcorp Ref NV Pwr Company, Ser A, AMT (Mandatory put 03/31/23)	1.88%	09/01/32	1,013,960
				2,279,690
	California – 3.2%
385,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/33	469,095
500,000	CA St Stwd Cmntys Dev Auth Hosp Rev Methodist Hosp of Sthrn CA Proj	5.00%	01/01/21	508,355
400,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.25%	11/15/22	439,320
240,000	Roseville CA Fin Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/25	297,274
100,000	San Diego Cnty CA Regl Arpt Auth Subordinate Ref, Ser A	5.00%	07/01/24	116,820
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref 2nd Ser, Ser A	4.00%	05/01/26	165,620
				1,996,484
	Colorado – 2.5%
500,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/28	565,270
110,000	CO St Eductnl & Cultural Facs Auth Rev Ref Chrt Sch Stargate Chrt Sch Proj, Ser A	5.00%	12/01/25	131,678
100,000	CO St Eductnl & Cultural Facs Auth Rev Ref N Star Academy Chrt Sch Proj	4.00%	11/01/23	110,033
130,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B-1 (Mandatory put 08/01/25)	5.00%	08/01/49	151,404
80,000	CO St Hlth Facs Auth Rev Ref Parkview Med Cntr, Ser A	3.25%	09/01/25	87,666
190,000	CO St Hlth Facs Auth Rev Ref Parkview Med Cntr, Ser B	5.00%	09/01/28	221,118
165,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/20	167,538
100,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/21	106,251
				1,540,958
	Connecticut – 5.0%
650,000	CT St Hlth & Eductnl Facs Auth Rev Temps 50 Mclean Issue, Ser B-2 (a)	2.75%	01/01/26	652,034
50,000	CT St Spl Tax Oblig Rev Ref Transprtn Infrastructure, Ser B	5.00%	08/01/27	60,110
100,000	CT St Spl Tax Oblig Rev Ref Transprtn Infrastructure, Ser C	4.00%	11/01/20	100,871
165,000	CT St Spl Tax Oblig Rev Transptrn Infrastructure, Ser A	5.00%	09/01/33	190,742
100,000	CT St, Ser F	2.00%	11/15/21	102,106
315,000	Hamden CT Ref, Ser A, BAM	5.00%	08/01/23	349,811
145,000	Hamden CT Ref, Ser A, BAM	5.00%	08/01/24	165,670
200,000	Hamden CT Ref, Ser A, BAM	5.00%	08/01/25	234,012
970,000	Univ Of Connecticut CT, Ser A	5.00%	11/01/26	1,217,030
25,000	Univ Of Connecticut CT, Ser A	5.00%	11/01/35	31,602
				3,103,988

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida – 8.4%
$700,000	Academical Vlg CDD FL Spl Assmnt Rev CDD	2.88%	05/01/25	$705,117
145,000	Beach Rd Golf Estates Cmnty Dev Dist FL Spl Assmt	3.50%	11/01/20	145,460
225,000	Citizens Property Insurance Corp FL, Ser A1	5.00%	06/01/22	238,693
1,100,000	Escambia Cnty FL Sol Wst Disp Var Gulf Pwr Co Proj, 2nd Ser (b)	0.22%	04/01/39	1,100,000
300,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	3.00%	11/01/24	301,914
500,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev South Parcel Assmnt Area (a)	3.00%	05/01/25	502,000
210,000	Jea FL Elec Sys Rev Sub, Ser B	5.00%	10/01/22	230,047
170,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club East Proj, AGM	5.00%	05/01/25	200,610
220,000	Parkway Ctr FL Cdd Spl Assmnt Rev Ref Assmt Area, Ser 1	3.50%	05/01/21	223,656
230,000	Parkway Ctr FL Cdd Spl Assmnt Rev Ref Assmt Area, Ser 1	3.50%	05/01/22	236,912
1,000,000	S Miami FL Hlth Facs Auth Ref Baptist Hlth South FL	5.00%	08/15/20	1,001,290
310,000	W Vlgs FL Impt Dist Spl Assmt Unit Dev #7 Master Infrastructure	4.00%	05/01/24	317,480
				5,203,179
	Georgia – 3.7%
600,000	GA St Muni Gas Auth Ref Gas Portfolio III, Ser S	5.00%	10/01/23	659,508
175,000	Gainesville & Hall Cnty GA Hosp Auth Ref Northeast GA Hlth System Inc Proj, Ser A	5.00%	02/15/24	199,430
175,000	Glynn Brunswick GA Memorial Hosp Auth Ref Antic Ctfs Southeast GA Hlth	5.00%	08/01/23	196,278
45,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	51,224
830,000	Main Street Nat Gas Inc GA Gas Rev, Ser B	5.00%	03/15/22	884,008
240,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/25	280,346
				2,270,794
	Hawaii – 2.3%
1,060,000	HI St Ref, Ser Ez	5.00%	10/01/24	1,266,520
25,000	HI St, Ser Fb	5.00%	04/01/21	25,796
100,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	114,621
				1,406,937
	Illinois – 5.0%
400,000	Chicago IL Brd of Edu Ref, Ser C	5.00%	12/01/22	420,616
50,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/21	50,366
100,000	Chicago IL Ref, 2003B	5.13%	01/01/27	108,944
25,000	Chicago IL Ref, Ser C	5.00%	01/01/26	27,748
65,000	Chicago IL Ref, Ser C, CABS	(c)	01/01/25	57,241
200,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	204,546
250,000	IL St	5.00%	03/01/22	261,130
295,000	IL St	5.00%	05/01/23	316,895
25,000	IL St	5.00%	05/01/24	27,448
85,000	IL St	4.00%	01/01/31	89,350
50,000	IL St Ref	5.00%	08/01/21	51,450
70,000	IL St, Ser A	5.25%	05/01/22	73,700
500,000	IL St, Ser C	5.00%	11/01/29	570,900
60,000	IL St, Ser D	5.00%	11/01/24	66,371
360,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/20	361,516
365,000	Univ Of Illinois IL Ref Auxiliary Facs Sys, Ser A	5.00%	04/01/22	390,703
				3,078,924
	Indiana – 0.6%
125,000	IN Bond Bank Rev Hamilton Co Projs, CABS	(c)	01/15/26	119,191
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$215,000	IN St Bond Bank Spl Program Gas Rev, Ser A	5.25%	10/15/21	$225,810
				345,001
	Kansas – 0.3%
170,000	Rice Cnty KS Unif Sch Dist #444, AGM	4.50%	09/01/27	213,794
	Kentucky – 2.1%
240,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Healthcare Inc, Ser B, NATL-RE	(c)	10/01/25	217,779
250,000	KY St Econ Dev Fin Auth Ref Hosp Rev Owensboro Hlth Inc Oblig Grp, Ser B	5.00%	06/01/21	255,685
20,000	KY St Econ Dev Fin Auth Ref Owensboro Hlth, Ser A	5.00%	06/01/25	22,307
200,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	223,376
350,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser C-1	4.00%	12/01/21	365,134
75,000	KY St Pub Energy Auth Gas Sply Rev, Ser A (Mandatory put 06/01/26)	4.00%	12/01/50	86,316
105,000	KY St Pub Energy Auth Gas Sply Rev, Ser A-1 (Mandatory put 06/01/25)	4.00%	12/01/49	119,868
				1,290,465
	Louisiana – 1.0%
455,000	New Orleans LA Aviation Brd, Ser B, AMT	5.00%	01/01/31	522,167
100,000	New Orleans LA Wtr Rev Wtr Rev	5.00%	12/01/26	121,012
				643,179
	Massachusetts – 1.6%
350,000	MA St Clg Bldg Auth, Ser A	5.00%	05/01/28	395,909
400,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj (d)	5.00%	10/01/20	400,300
200,000	MA St Dev Fin Agy Rev Umass Darthmouth Student Hsg Proj	5.00%	10/01/21	203,368
				999,577
	Michigan – 3.2%
100,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien Bond, Ser A	5.00%	07/01/25	120,087
710,000	MI St Fin Auth Rev Ref Beaumont Hlth Credit Grp	4.00%	08/01/20	710,000
935,000	MI St Fin Auth Rev Ref Loc Govt Loan Program Great Lakes Wtr Auth, Ser D2, AGM	5.00%	07/01/28	1,079,336
90,000	MI St Hosp Fin Auth Ref Mclaren Healthcare, Ser A	5.00%	06/01/24	97,139
				2,006,562
	Missouri – 1.4%
350,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Saint Lukes Hlth Sys Inc	4.00%	11/15/33	390,274
500,000	Saint Louis MO Gen Fnd Rev Trans	2.00%	06/01/21	505,935
				896,209
	Nebraska – 1.4%
420,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/22	456,557
330,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/26	404,039
				860,596
	Nevada – 2.8%
1,000,000	Clark Cnty NV Sch Dist Ref Bldg Tcrs, Ser A, BAM	5.00%	06/15/30	1,247,870
340,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/28	365,989
125,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/25	149,539
				1,763,398

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey – 4.5%
$1,500,000	Newark NJ Prom Nts	3.50%	07/27/21	$1,530,945
275,000	NJ St Econ Dev Auth Rev Ref Sch Facs Construction, Ser Nn	5.00%	03/01/29	295,597
255,000	NJ St Transprtn Trust Fnd Auth Transprtn Sys, Ser B, NATL-RE	5.50%	12/15/20	259,353
50,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(c)	12/15/25	44,497
45,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimbursement Nts, Ser A-1, GARVEE	5.00%	06/15/27	52,871
260,000	NJ St Transprtn Trust Fund Auth Transprtn Program, Ser AA	5.00%	06/15/22	277,854
160,000	NJ St Transprtn Trust Fund Auth Transprtn Program, Ser AA	5.00%	06/15/25	179,930
150,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser A	5.00%	06/15/22	156,331
				2,797,378
	New Mexico – 0.8%
500,000	Farmington NM Poll Control Rev Ref Pub Svc NM San Juan, Ser E (Mandatory put 06/01/24)	1.15%	06/01/40	503,695
	New York – 5.4%
750,000	Met Transprtn Auth NY Rev Transprtn, Ser A-2S, BANS	4.00%	02/01/22	764,160
715,000	Met Transprtn Auth NY Rev Transprtn, Subser C-2, BANS	5.00%	09/01/21	733,669
100,000	Met Transprtn Auth NY Rev, Ser B, NATL-RE	5.25%	11/15/20	100,883
1,000,000	New York NY Adj Fiscal 2020, Subser B-3 (b)	0.41%	10/01/46	1,000,000
460,000	New York NY, Ser J	5.00%	08/01/21	482,052
230,000	NY St Dorm Auth St Personal Income Tax Rev, Ser B	5.00%	03/15/30	246,158
				3,326,922
	North Carolina – 0.5%
300,000	Charlotte Mecklenburg NC Hospauth Healthcare Sys Rev Prerefunded Ref Carolinas Healthcare System, Ser A	4.00%	01/15/21	305,163
	North Dakota – 2.3%
500,000	Horace ND Ref & Impt, Ser A	1.90%	08/01/22	500,880
405,000	W Fargo ND Ref & Impt Temp	2.15%	05/01/21	405,332
460,000	Williston ND Cnty Wide Pub Safety Sales Tax Rev Ref, Ser A	5.00%	07/15/22	495,576
				1,401,788
	Ohio – 0.8%
500,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	522,855
	Oklahoma – 2.0%
700,000	OK St Dev Fin Auth Gilcrease Expressway West Proj P3 Proj, AMT	1.63%	07/06/23	698,852
495,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/22	534,585
				1,233,437
	Oregon – 0.8%
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Temps 50 Rose Villa Proj, Ser B2	2.75%	11/15/25	504,395
	Pennsylvania – 6.7%
280,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	4.00%	07/01/22	284,161
295,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/23	309,207
500,000	Lancaster PA Ref, BAM	5.00%	05/01/25	604,970
255,000	Lehigh Cnty PA Gen Purpose Auth Revs Ref Lehigh Carbon Cmnty Clg, Ser 2016, BAM	5.00%	11/01/26	309,718
100,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/23	108,471
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$200,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	3.00%	12/01/21	$200,228
345,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	4.00%	12/01/22	352,759
400,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	437,252
210,000	Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian Clg	5.00%	10/01/27	230,823
495,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	546,505
100,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/28	120,122
100,000	PA St Turnpike Commn Turnpike Rev Sub, Ser A	5.00%	12/01/21	105,251
500,000	Philadelphia PA Gas Wks Rev Unrefunded, 9th Ser	5.25%	08/01/40	501,840
35,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	44,622
				4,155,929
	Puerto Rico – 1.2%
351,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/24	321,239
328,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/27	275,156
168,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/29	132,135
				728,530
	Rhode Island – 0.7%
370,000	RI St Hlth & Eductnl Bldg Corp Pub Schs Rev Ref Providence Pub Bldg Auth, AGM	5.00%	05/15/28	437,281
	Tennessee – 1.6%
840,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	910,031
50,000	TN St Energy Acquisition Corp Gas Rev, Ser C	5.00%	02/01/21	51,043
				961,074
	Texas – 8.2%
200,000	Austin TX Indep Sch Dist Ref, Ser A	4.50%	08/01/20	200,000
575,000	Austin TX Indep Sch Dist Ref, Ser A	5.00%	08/01/20	575,000
175,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/21	178,110
125,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	131,206
145,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	152,199
240,000	Brazoria Cnty TX Ref	5.00%	03/01/27	298,262
485,000	Garland TX Elec Utility Sys Rev Ref, Ser A	5.00%	03/01/21	498,226
900,000	Houston TX Arpt Sys Rev Ref United Airls, Inc. Term Improv Proj, Ser B-2, AMT	5.00%	07/15/27	942,975
200,000	Houston TX Hgr Edu Fin Corp Edu Rev Ref Harmony Pub Schs, Ser A	5.00%	02/15/22	214,216
110,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept Hotel Tax	5.00%	09/01/20	110,220
400,000	Lower Colorado River TX Auth Transmission Contract Rev Ref	5.00%	05/15/23	450,932
275,000	Mclendon Chisholm TX Spl Assmnt Rev Ref Sonoma Pub Impt Dt Phase 1 Proj, BAM	4.00%	09/15/24	306,523
150,000	New Hope Cultural Ed Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	3.00%	01/01/24	144,936

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$180,000	Oak Point TX Spl Assmnt Rev Wildridge Pub Impt Dist #1 Impt Area #2 Proj Accd Inv (a)	3.50%	09/01/23	$184,261
85,000	SA Energy Acquisition Pub Fac Corp TX Gas Sply Rev Gas Sply Rev	5.50%	08/01/21	88,990
50,000	San Antonio TX Tax Nts	5.00%	08/01/21	52,418
500,000	TX St Pub Fin Auth Ref Sthrn Univ Fing Sys, BAM	5.00%	11/01/21	522,705
				5,051,179
	Utah – 0.2%
100,000	Utah Cnty UT Hosp Rev Ihc Hlth Svcs Inc	5.00%	05/15/23	103,742
	Vermont – 0.2%
140,000	Burlington VT, Ser B	5.00%	11/01/21	148,275
	Washington – 3.1%
1,000,000	Energy NW WA Elec Rev Ref Columbia Generating, Ser A	5.00%	07/01/21	1,044,010
600,000	King Cnty WA Swr Rev Sub (Mandatory put 12/01/21)	2.60%	01/01/43	606,840
150,000	Seattle WA Wtr Sys Rev Ref & Impt	5.00%	05/01/28	181,726
105,000	Tobacco Settlement Auth WA Tobacco Settlement Rev Ref	5.00%	06/01/23	116,981
				1,949,557
	West Virginia – 0.8%
500,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Resources Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	517,760
	Wisconsin – 7.5%
185,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/25	213,633
425,000	Pub Fin Auth WI Rev Roseman Univ Of Hlth Sciences Proj (a)	3.00%	04/01/25	422,977
1,500,000	Tender Option Bond Trust Receipts / Ctfs Various States Floaters, Ser 2020-XF2869 (a) (b)	0.71%	11/01/25	1,500,000
1,435,000	Tender Option Bond Trust Receipts / Ctfs Various States Floaters, Ser 2020-XF2887 (a) (b)	0.71%	06/15/38	1,435,000
395,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	472,886
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marshfield Clinic Hlth System Inc, Ser B1 (Mandatory put 02/15/25)	5.00%	02/15/52	574,265
				4,618,761

Total Investments – 98.8%	61,209,178
(Cost $59,882,335) (e)
Net Other Assets and Liabilities – 1.2%	757,595
Net Assets – 100.0%	$61,966,773

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2020, securities noted as such amounted to $4,696,272 or 7.6% of net assets.
(b)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)	Zero coupon bond.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(e)	Aggregate cost for federal income tax purposes was $59,854,413. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,430,787 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $76,022. The net unrealized appreciation was $1,354,765.

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2020
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
GARVEE	Grant Anticipation Revenue Vehicle
NATL-RE	National Public Finance Guarantee Corp.

	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 61,209,178	$ —	$ 61,209,178	$ —

*	See Portfolio of Investments for state and territory breakout.

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 100.5%
	Alabama – 9.2%
$1,000,000	Black Belt Energy Gas Dist AL Gas Sply Rev, Ser A (Mandatory put 06/01/21)	4.00%	07/01/46	$1,025,130
500,000	Chatom AL Indl Dev Brd Gulf Opportunity Zone Ref Gulf Opportunity Zone Pwr South Energy Corp Proj, AGM	5.00%	08/01/21	521,465
1,200,000	Columbia AL Indl Dev Brd Poll Control Rev Adj Ref AL Pwr Co Proj (a)	0.23%	06/01/28	1,200,000
755,000	Columbia AL Indl Dev Brd Pollcontrol Rev Var Ref AL Pwr Co Proj, Ser A (a)	0.20%	12/01/37	755,000
2,450,000	Hlth Care Auth for Baptist Hlth AL Var Ref, Ser B (a)	0.97%	11/01/42	2,450,000
770,000	Jefferson Cnty AL Ref Warrants, Ser B	5.00%	04/01/21	793,416
700,000	Mobile AL Indl Dev Brd Sol Wst Disp Rev Var AL Pwr Barry Plant (a)	0.18%	06/01/34	700,000
240,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	3.00%	11/01/20	241,176
				7,686,187
	Arizona – 1.9%
1,000,000	AZ St Indl Dev Auth Rev Lincoln South Beltway Proj	5.00%	05/01/23	1,120,410
500,000	Maricopa Cnty AZ Poll Controlcorp Poll Control Rev Var Ref Pub Svc Co of NM Palo Verde Proj, Ser A (Mandatory put 06/01/22)	1.05%	01/01/38	502,005
				1,622,415
	Arkansas – 0.1%
115,000	Ashdown AR Sch Dist #31 Ref	1.65%	04/01/23	115,028
	California – 4.7%
150,000	CA Cnty CA Tobacco Securitization Agy Tobacco Settle Sr Ref, Ser A	3.00%	06/01/21	153,384
600,000	CA St Hlth Facs Fing Auth Rev Ref Providence St Joseph Hlth, Ser B-1 (Mandatory put 10/01/20)	1.25%	10/01/36	600,882
550,000	CA St Hlth Facs Fing Auth Rev St Joseph Hlth Sys, Ser D (Mandatory put 10/15/20)	5.00%	07/01/43	555,065
100,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	4.00%	11/15/20	101,011
500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Republic Svcs Inc Proj, Ser A-1, AMT (Mandatory put 10/15/20) (b)	0.60%	11/01/42	500,070
2,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs, Ser A, AMT (Mandatory put 11/02/20) (b)	2.05%	08/01/23	2,000,000
				3,910,412
	Colorado – 1.5%
100,000	Breckenridge CO Ref, Ser B, COPS	3.00%	12/01/20	100,876
200,000	Breckenridge CO Ref, Ser B, COPS	4.00%	12/01/21	209,750
170,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B-1 (Mandatory put 08/01/25)	5.00%	08/01/49	197,991
190,000	Denver City & Cnty Co Arpt Rev Sys, Ser B	5.00%	11/15/20	192,459
250,000	Fronterra Vlg CO Met Dist #2 Ref, BAM	4.00%	12/01/20	252,942
200,000	Park Creek CO Met Dist Rev Ref Sr Limited Property Tax Supported, Ser A	5.00%	12/01/21	211,732
100,000	Vauxmont Met Dist CO Ref Ltd Tax Conv Unltd Sub, AGM	5.00%	12/15/21	105,727
				1,271,477
	Connecticut – 4.9%
2,000,000	Capital City CT Econ Dev Auth Pkg & Energy Fee Rev Adj, Ser B (a)	0.26%	06/15/34	2,000,000
400,000	CT St Ref, Ser B	3.00%	01/15/21	404,732
135,000	CT St Ref, Ser B	5.00%	04/15/23	151,602
1,080,000	CT St Ref, Ser G	5.00%	11/01/20	1,092,139
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut (Continued)
$55,000	CT St, Ser F	5.00%	11/15/21	$58,265
100,000	Greenwich CT, BANS	1.50%	01/14/21	100,522
160,000	Univ Of Connecticut CT Ref, Ser A	5.00%	11/01/22	176,349
100,000	Univ Of Connecticut CT Rev, Ser A	4.00%	11/15/21	104,857
				4,088,466
	Florida – 12.7%
425,000	Citizens Property Insurance Corp FL, Ser A1	5.00%	06/01/22	450,865
2,500,000	FL Dev Fin Corp Surface Tranprtn Fac Rev Var Virgin Trains USA Passenger Rail, Ser B, AMT (Mandatory put 01/28/21)	0.55%	01/01/49	2,500,925
1,000,000	FL St Hsg Fin Corp Mf Mtge Rev Adj Parrish Oaks, Ser A (Mandatory put 02/01/22)	1.25%	02/01/23	1,015,680
100,000	Gainesville FL Utilities Sys Rev, Ser A	5.00%	10/01/20	100,769
300,000	Jacksonville FL Spl Rev Ref, Ser C	5.00%	10/01/21	316,797
100,000	Jacksonville FL Spl Rev, Ser B-1	5.00%	10/01/21	105,563
110,000	Jea FL Elec Sys Rev Ref, Ser A	5.00%	10/01/20	110,792
425,000	Jea FL Elec Sys Rev Sub, Ser B	5.00%	10/01/22	465,570
1,000,000	Jea FL Elec Sys Rev Sub, Ser D	5.00%	10/01/20	1,007,200
280,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club East Proj, AGM	5.00%	05/01/21	288,994
175,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club East Proj, AGM	5.00%	05/01/25	206,511
445,000	Miami Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/20	448,204
860,000	Miami Dade Cnty FL Aviation Rev Ref, Ser B, AMT	5.00%	10/01/20	866,192
435,000	Nthrn Palm Beach Cnty FL Impt Dist Ref Wtr Ctl & Impt Unit Dev #9B Ref, AGM	3.00%	08/01/20	435,000
1,100,000	Orange Cnty FL Hsg Fin Auth Hsg Willow Key Apts, Ser A (Mandatory put 04/01/21)	1.90%	04/01/22	1,108,283
600,000	Orlando & Orange Cnty FL Expressway Auth Ref, Ser B, AGM	5.00%	07/01/22	655,794
300,000	Pembroke Pines FL Capital Impt Rev Ref, AGM	5.00%	12/01/21	319,251
245,000	Tampa FL Hosp Rev Ref H. Lee Moffitt Cancer Ctr Proj, Ser B	5.00%	07/01/21	254,293
				10,656,683
	Hawaii – 0.6%
500,000	HI St Ref, Ser Ea	3.00%	12/01/20	504,630
	Illinois – 2.6%
50,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser A, NATL-RE	(c)	12/01/20	49,644
340,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(c)	12/01/20	337,576
30,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(c)	12/01/22	28,410
100,000	IL St	4.88%	05/01/21	102,103
125,000	IL St	5.00%	07/01/22	131,624
110,000	IL St	5.00%	05/01/23	118,164
165,000	IL St Ref	5.00%	02/01/22	171,966
325,000	IL St Ref, AGM	5.00%	08/01/20	325,000
200,000	IL St, Ser A	5.00%	04/01/22	209,298
400,000	IL St, Ser D	5.00%	11/01/20	402,920
125,000	IL St, Ser D	5.00%	11/01/22	132,541
170,000	Montgomery IL Ref Alt Rev Source	2.63%	12/01/21	171,103
				2,180,349
	Indiana – 9.1%
80,000	Greater Clark IN Bldg Corp Greater Clark Sch Corp 1st Mtge Bonds, Ser 2019	4.00%	07/15/21	82,782

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Indiana (Continued)
$170,000	Greater Clark IN Bldg Corp Greater Clark Sch Corp 1st Mtge Bonds, Ser 2019	4.00%	01/15/22	$179,000
1,000,000	Gtr Clark Cnty IN Schs Tax Anticipation Warrants	3.00%	08/14/20	1,000,740
550,000	Gtr Clark Cnty IN Schs, BANS	2.00%	12/31/20	553,768
150,000	IN St Bond Bank Spl Program Gas Rev, Ser A	5.25%	10/15/21	157,542
1,000,000	IN St Fin Auth Econ Dev Rev Ref Republic Svcs Inc Proj, Ser A, AMT (Mandatory put 09/01/20)	0.65%	05/01/34	1,000,090
50,000	IN St Fin Auth Rev Marian Univ Proj, Ser A	5.00%	09/15/20	50,192
2,920,000	IN St Hsg & Cmnty Dev Auth Sf Mtge Rev Non Ace Var, Ser C-3, AMT (a)	0.25%	07/01/47	2,920,000
200,000	IN St Hsg & Cmnty Dev Auth Sf Mtge Rev Var Mtge, Ser B-3 (a)	0.25%	07/01/47	200,000
1,400,000	Noblesville IN Multi Sch Bldg Corp Ref 1st Mtge	5.00%	07/15/22	1,510,992
				7,655,106
	Kansas – 0.3%
50,000	Univ Of Kansas KS Hosp Auth Hlth Facs Rev Ref Univ Of Kansas Hlth System, Ser B	5.00%	03/01/21	51,337
225,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM	2.00%	09/01/21	229,223
				280,560
	Kentucky – 0.7%
385,000	Ashland KY Med Ctr Rev Ref Ashland Hosp Corp Dba Kings Daughters Med Ctr	5.00%	02/01/21	391,634
150,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C	4.00%	08/01/21	154,867
70,000	Lewis Cnty KY Sch Dist Fin Corp, Ser B	2.25%	06/01/22	71,742
				618,243
	Louisiana – 1.8%
150,000	New Orleans LA Sewage Svc Rev Ref	5.00%	06/01/21	155,778
175,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/20	177,646
500,000	Saint John the Baptist Parish LA Rev Ref Marathon Oil Corp Proj, Ser A-1 (Mandatory put 04/01/23)	2.00%	06/01/37	497,940
150,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser C, BAM	5.00%	12/01/23	169,473
200,000	Shreveport LA Wtr & Swr Rev Ref	5.00%	12/01/21	212,228
255,000	Shreveport LA Wtr & Swr Rev Ref, Ser A, BAM	5.00%	12/01/22	282,328
				1,495,393
	Massachusetts – 2.2%
220,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj (d)	5.00%	10/01/20	220,165
1,610,750	Randolph MA, BANS	2.00%	06/11/21	1,627,743
				1,847,908
	Michigan – 0.4%
285,000	Detroit MI Wtr Sply Sys Rev Sr Lien, Ser A	5.25%	07/01/41	298,270
	Minnesota – 1.9%
550,000	Brooklyn Ctr MN Mf Hsg Dev Rev Unity Pl Proj (Mandatory put 12/01/20)	1.95%	12/01/21	550,368
1,000,000	Brooklyn Ctr MN Mf Hsg Dev Rev Var Sonder House Apartments Proj (Mandatory put 07/01/22)	1.35%	01/01/37	1,003,300
				1,553,668
	Mississippi – 0.6%
500,000	MS St Business Fin Corp Sol Wst Disp Rev Waste Mgmt Inc Proj (Mandatory put 09/01/20)	1.35%	03/01/29	500,400
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Missouri – 1.2%
$1,000,000	Saint Louis MO Gen Fnd Rev Trans	2.00%	06/01/21	$1,011,870
	Montana – 0.3%
220,000	MT Fac Fin Auth Hlth Facs Rev Bozeman Deaconess Hlth Svcs	4.00%	06/01/21	225,590
	Nebraska – 0.4%
300,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/22	326,112
	Nevada – 1.0%
700,000	Clark Cnty NV Sch Dist Various Purpose Medium Term, Ser F	5.00%	06/15/22	742,658
100,000	Director of the St of NV Dept of Business & Industry Var RePub Svcs Proj, AMT (Mandatory put 12/01/20) (b)	0.88%	12/01/26	100,112
				842,770
	New Jersey – 5.7%
745,000	Atlantic Cnty NJ Impt Auth Gtd Stockton Univ Atlantic City Campus Proj, Ser B, AGM	5.00%	09/01/20	747,168
444,279	Edison Twp NJ, BANS	2.50%	01/13/21	448,775
125,000	Hamilton Twp NJ Sch Dist, AGM	3.00%	07/15/22	131,423
1,500,000	Newark NJ Prom Nts	3.50%	07/27/21	1,530,945
500,000	NJ St Econ Dev Auth Ref Sch Facs Constr, Ser K, AMBAC	5.25%	12/15/20	508,080
100,000	NJ St Econ Dev Auth Rev Ref, Ser BBB	5.00%	06/15/21	103,572
55,000	NJ St Econ Dev Auth Rev Ref, Ser XX	5.00%	06/15/21	56,965
500,000	NJ St Hgr Edu Assistance Auth Student Loan Rev Sr Bonds, Ser B, AMT	5.00%	12/01/22	539,155
160,000	NJ St Transprtn Trust Fnd Auth Transprtn Sys, Ser B, NATL-RE	5.50%	12/15/20	162,731
150,000	NJ St Transprtn Trust Fund Auth Ref Fed Highway Reimbursement Nts, Ser A, GARVEE	5.00%	06/15/21	154,789
225,000	NJ St Transprtn Trust Fund Auth Transprtn Program, Ser AA	5.00%	06/15/23	240,347
145,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser A	5.25%	12/15/20	147,343
				4,771,293
	New Mexico – 1.5%
500,000	Farmington NM Poll Control Rev Ref Pub Svc Company Proj, Ser B (Mandatory put 06/01/22)	2.13%	06/01/40	511,235
750,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co of NM Ser F, AMT (Mandatory put 06/01/22)	1.20%	06/01/40	752,940
				1,264,175
	New York – 6.7%
600,000	Long Beach NY, BAM	2.00%	09/15/22	614,370
175,000	Met Transprtn Auth NY Rev Subser, Ser B-2A, BANS	5.00%	05/15/21	178,355
300,000	Met Transprtn Auth NY Rev Transprtn, Ser A-2S, BANS	4.00%	02/01/22	305,664
500,000	Met Transprtn Auth NY Rev Transprtn, Ser B-1, BANS	5.00%	05/15/22	520,540
500,000	Met Transprtn Auth NY Rev, Ser E, BANS	4.00%	09/01/20	500,595
2,150,000	New York NY Adj Fiscal 2020, Subser B-3 (a)	0.41%	10/01/46	2,150,000
1,000,000	NY St Dorm Auth St Personal Income Tax Rev Rans Subordinate, Ser B	5.00%	03/31/21	1,032,030
125,000	NY St Hsg Fin Agy Affordable Hsg, Ser E	2.13%	11/01/23	126,901
200,000	NY St Hsg Fin Agy Sustainability Bonds, Ser N	1.45%	05/01/23	201,882
				5,630,337
	North Dakota – 2.3%
1,000,000	Horace ND Ref & Impt, Ser A	1.90%	08/01/22	1,001,760
410,000	W Fargo ND Ref & Impt Temp	2.15%	05/01/21	410,336
500,000	Watford City ND St Aid Ctfs Indebtedness Ref, AGM	3.00%	12/01/21	515,140
				1,927,236

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Ohio – 4.3%
$500,000	Allen Cnty OH Hosp Facs Rev Ref Bon Secours Mercy Hlth Inc, Ser A	5.00%	12/01/20	$506,895
1,000,000	Euclid OH, BANS	2.25%	04/29/21	1,011,770
385,000	Green OH Ref	2.00%	12/01/20	387,264
1,125,000	Hillsdale OH Loc Sch Dist OH Sch Fac Proj, BAM, COPS	4.00%	12/01/20	1,138,027
500,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	522,855
				3,566,811
	Oklahoma – 2.0%
700,000	OK St Dev Fin Auth Gilcrease Expressway West Proj P3 Proj, AMT	1.63%	07/06/23	698,852
430,000	OK St Dev Fin Auth Var Solid Waste Disp, Ser A	2.38%	12/01/21	439,770
465,000	Tulsa OK Arpts Impt Trust Ref, Ser A, AMT, BAM	5.00%	06/01/22	501,809
				1,640,431
	Oregon – 0.2%
150,000	OR St Facs Auth Rev Ref Samaritan Hlth Svcs, Ser A	5.00%	10/01/30	151,142
	Pennsylvania – 7.8%
200,000	Berks Cnty PA Indl Dev Auth Hlth Sys Rev Ref Tower Hlth Proj	5.00%	11/01/22	211,926
900,000	Berks Cnty PA Muni Auth Ref Tower Hlth Proj, Ser A	5.00%	02/01/22	936,153
175,000	Hermitage PA Muni Auth Ref, Ser C	2.00%	02/01/21	176,262
165,000	Hermitage PA Muni Auth Ref, Ser C	3.00%	02/01/22	170,872
150,000	Mckeesport PA Area Sch Dist Ref, Ser A, AGM	3.00%	10/01/21	153,446
500,000	PA St Econ Dev Fingauth Solid Waste Disposal Rev RePub Svcs Inc Proj, Ser B-1, AMT (Mandatory put 10/15/20)	0.60%	04/01/49	500,070
750,000	PA St Econ Dev Fingauth Solid Waste Disposal Rev Waste Mgmt Inc Proj, Ser A, AMT (Mandatory put 08/02/21)	0.70%	08/01/37	750,000
235,000	PA St Turnpike Commn Oil Franchise Tax Rev Ref Sub, Ser B	5.00%	12/01/21	247,020
500,000	Philadelphia PA Gas Wks Rev Unrefunded, 9th Ser	5.25%	08/01/40	501,840
1,265,000	Philadelphia PA Ref, Ser A	5.00%	08/01/21	1,320,331
1,200,000	Philadelphia PA Sch Dist Trans, Ser A	4.00%	06/30/21	1,240,020
300,000	Philadelphia PA, Ser B	5.00%	08/01/20	300,000
				6,507,940
	Tennessee – 1.3%
400,000	Clarksville TN Pub Bldg Auth Rev Adj Pooled Fing TN Mun Bd Fd (a)	0.21%	07/01/37	400,000
300,000	TN St Energy Acquisition Corp Gas Rev	5.00%	11/01/22	328,317
300,000	TN St Energy Acquisition Corp Gas Rev, Ser C	5.00%	02/01/23	331,038
				1,059,355
	Texas – 6.2%
200,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	209,930
1,000,000	Denton TX Indep Sch Dist Var Sch Bldg, Ser B (a)	0.17%	08/01/35	1,000,000
200,000	Gulfgate Redev Auth TX Tax Incr Contract Rev Ref, AGM	4.00%	09/01/22	212,828
175,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Mtge Baylor Clg Medicine, Ser A	5.00%	11/15/20	177,007
500,000	Lower Colorado River TX Auth Transmission Contract Rev Ref Lcra Transmission Svcs Corp Proj	5.00%	05/15/21	518,870
265,000	Mclendon Chisholm TX Spl Assmnt Rev Ref Sonoma Pub Impt Dt Phase 1 Proj, BAM	4.00%	09/15/23	289,253
250,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/21	254,780
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$35,000	TX St Muni Gas Acquisition & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/21	$37,066
1,100,000	TX St Muni Gas Acquisition & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/22	1,210,649
1,300,000	TX St Trans	4.00%	08/27/20	1,303,354
				5,213,737
	Virginia – 1.1%
900,000	Amelia Cnty VA Indl Dev Auth Sol Wst Disp Rev Var Ref Waste Mgmt Pj, AMT (Mandatory put 04/01/21)	3.00%	04/01/27	915,426
	Washington – 0.1%
120,000	WA St Mtr Vehcl Tax Sr 520 Corridor Prog Toll, Ser C	5.00%	06/01/24	124,582
	Wisconsin – 3.2%
500,000	Pub Fin Auth WI Sol Wst Disp Rev Var Ref Waste Mgmt Inc Proj, Ser A1, AMT (Mandatory put 11/02/20)	0.45%	06/01/23	500,000
750,000	Pub Fin Auth WI Sol Wst Disp Rev Var Ref Waste Mgmt Inc Proj, Ser A-3, AMT (Mandatory put 06/01/21)	2.00%	07/01/29	759,937
500,000	Sauk Prairie WI Sch Dist, BANS	2.00%	12/09/20	500,875
591,000	Tender Option Bond Trust Receipts / Ctfs Various States Floaters, Ser 2020-XF2869 (a) (b)	0.71%	11/01/25	591,000
175,000	WI St Ref, Ser 1	5.00%	11/01/20	177,102
100,000	WI St Transprtn Rev Prerefunded, Ser 1	5.00%	07/01/25	113,881
				2,642,795

Total Investments – 100.5%	84,106,797
(Cost $83,702,543) (e)
Net Other Assets and Liabilities – (0.5)%	(445,737)
Net Assets – 100.0%	$83,661,060

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2020, securities noted as such amounted to $3,191,182 or 3.8% of net assets.
(c)	Zero coupon bond.
(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(e)	Aggregate cost for federal income tax purposes was $83,678,726. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $479,291 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $51,220. The net unrealized appreciation was $428,071.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
COPS	Certificates of Participation
GARVEE	Grant Anticipation Revenue Vehicle
NATL-RE	National Public Finance Guarantee Corp.

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2020
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 84,106,797	$ —	$ 84,106,797	$ —

*	See Portfolio of Investments for state breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2020
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
ASSETS:
Investments, at value	$ 61,209,178	$ 84,106,797
Cash	1,324,412	2,192,770
Interest receivable	534,524	562,283
Total Assets	63,068,114	86,861,850
LIABILITIES:
Payables:
Investment securities purchased	1,080,975	3,176,608
Investment advisory fees	20,366	24,182
Total Liabilities	1,101,341	3,200,790
NET ASSETS	$61,966,773	$83,661,060
NET ASSETS consist of:
Paid-in capital	$ 60,804,315	$ 83,191,489
Par value	30,000	41,500
Accumulated distributable earnings (loss)	1,132,458	428,071
NET ASSETS	$61,966,773	$83,661,060
NET ASSET VALUE, per share	$20.66	$20.16
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,000,002	4,150,002
Investments, at cost	$59,882,335	$83,702,543

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2020
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
INVESTMENT INCOME:
Interest	$ 772,834	$ 707,688
Total investment income	772,834	707,688
EXPENSES:
Investment advisory fees	173,776	205,419
Total expenses	173,776	205,419
Fees waived by the investment advisor	(31,596)	(45,649)
Net expenses	142,180	159,770
NET INVESTMENT INCOME (LOSS)	630,654	547,918
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(222,557)	2,199
Net change in unrealized appreciation (depreciation) on investments	916,311	336,188
NET REALIZED AND UNREALIZED GAIN (LOSS)	693,754	338,387
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,324,408	$ 886,305
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Short Duration Managed Municipal ETF (FSMB)		First Trust Ultra Short Duration Municipal ETF (FUMB)
	Year Ended 7/31/2020	Period Ended 7/31/2019 (a)	Year Ended 7/31/2020	Period Ended 7/31/2019 (a)
OPERATIONS:
Net investment income (loss)	$ 630,654	$ 330,083	$ 547,918	$ 258,259
Net realized gain (loss)	(222,557)	7,171	2,199	(557)
Net change in unrealized appreciation (depreciation)	916,311	410,532	336,188	68,066
Net increase (decrease) in net assets resulting from operations	1,324,408	747,786	886,305	325,768
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(637,095)	(302,641)	(536,002)	(248,000)
Return of capital	(18,716)	—	(2,449)	—
Total distributions to shareholders	(655,811)	(302,641)	(538,451)	(248,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	47,999,296	22,069,680	70,260,944	20,020,040
Cost of shares redeemed	(6,154,805)	(3,061,140)	(7,045,546)	—
Net increase (decrease) in net assets resulting from shareholder transactions	41,844,491	19,008,540	63,215,398	20,020,040
Total increase (decrease) in net assets	42,513,088	19,453,685	63,563,252	20,097,808
NET ASSETS:
Beginning of period	19,453,685	—	20,097,808	—
End of period	$61,966,773	$19,453,685	$83,661,060	$20,097,808
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	950,002	—	1,000,002	—
Shares sold	2,350,000	1,100,002	3,500,000	1,000,002
Shares redeemed	(300,000)	(150,000)	(350,000)	—
Shares outstanding, end of period	3,000,002	950,002	4,150,002	1,000,002

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Short Duration Managed Municipal ETF (FSMB)
	Year Ended 7/31/2020	Period Ended 7/31/2019 (a)
Net asset value, beginning of period	$ 20.48	$ 20.00
Income from investment operations:
Net investment income (loss)	0.38	0.34
Net realized and unrealized gain (loss)	0.22	0.45
Total from investment operations	0.60	0.79
Distributions paid to shareholders from:
Net investment income	(0.41)	(0.31)
Return of capital	(0.01)	—
Total distributions	(0.42)	(0.31)
Net asset value, end of period	$20.66	$20.48
Total return (b)	2.98%	3.98%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 61,967	$ 19,454
Ratio of total expenses to average net assets	0.55%	0.55% (c)
Ratio of net expenses to average net assets	0.45%	0.45% (c)
Ratio of net investment income (loss) to average net assets	2.00%	2.23% (c)
Portfolio turnover rate (d)	58%	66%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Ultra Short Duration Municipal ETF (FUMB)
	Year Ended 7/31/2020	Period Ended 7/31/2019 (a)
Net asset value, beginning of period	$ 20.10	$ 20.00
Income from investment operations:
Net investment income (loss)	0.25	0.26
Net realized and unrealized gain (loss)	0.07	0.09
Total from investment operations	0.32	0.35
Distributions paid to shareholders from:
Net investment income	(0.26)	(0.25)
Net realized gain	(0.00) (b)	—
Return of capital	(0.00) (b)	—
Total distributions	(0.26)	(0.25)
Net asset value, end of period	$20.16	$20.10
Total return (c)	1.61%	1.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 83,661	$ 20,098
Ratio of total expenses to average net assets	0.45%	0.45% (d)
Ratio of net expenses to average net assets	0.35%	0.35% (d)
Ratio of net investment income (loss) to average net assets	1.20%	1.73% (d)
Portfolio turnover rate (e)	149%	145%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the following funds, each a non-diversified series of the Trust:
First Trust Short Duration Managed Municipal ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FSMB”)
First Trust Ultra Short Duration Municipal ETF – (NYSE Arca ticker “FUMB”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which a Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2020, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2020, was as follows:
	Distributions paid from Tax-Exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$ 636,236	$ 859	$ —	$ 18,716
First Trust Ultra Short Duration Municipal ETF	526,947	8,438	617	2,449
The tax character of distributions paid by each Fund during the fiscal period ended July 31, 2019, was as follows:
	Distributions paid from Tax-Exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$ 294,917	$ 7,724	$ —	$ —
First Trust Ultra Short Duration Municipal ETF	247,128	872	—	—
As of July 31, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$ —	$ (222,307)	$ 1,354,765
First Trust Ultra Short Duration Municipal ETF	—	—	428,071
D. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019 and 2020 remain open to federal and state audit. As of July 31, 2020, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2020, the Funds had non-expiring capital loss carryforwards for federal income tax purposes as follows:
Non-Expiring Capital Loss Carryforward
First Trust Short Duration Managed Municipal ETF	$ 222,307
First Trust Ultra Short Duration Municipal ETF	—
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2020, the Fund did not incur any net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2020, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Short Duration Managed Municipal ETF	$ (250)	$ 250	$ —
First Trust Ultra Short Duration Municipal ETF	(6,559)	6,559	—
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
FSMB and FUMB have agreed to pay First Trust an annual unitary management fee of 0.55% and 0.45% of FSMB’s and FUMB’s average daily net assets, respectively. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Funds pursuant to which the Advisor contractually agreed to waive management fees of 0.10% of each Fund’s average daily net assets until November 30, 2020. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
of the Funds or by the Funds’ investment advisor only after November 30, 2020. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2020, the Advisor waived fees of $31,596 and $45,649 for FSMB and FUMB, respectively.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2020, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Short Duration Managed Municipal ETF	$ 58,785,442	$ 17,315,352
First Trust Ultra Short Duration Municipal ETF	105,260,350	49,559,860

For the fiscal year ended July 31, 2020, the Funds had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of each Fund’s investments, each Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which each Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund’s portfolio. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2021.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:
On September 14, 2020, the Board of Trustees approved the continuation of the fee waiver for the Funds of 0.10% of average daily net assets through November 30, 2021. The Board also approved an additional fee waiver for FUMB of 0.10% of average daily net assets which will continue through November 30, 2021.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2020, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from November 1, 2018 (commencement of operations) through July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period from November 1, 2018 (commencement of operations) through July 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2020, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2020:
	Tax-Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust Short Duration Managed Municipal ETF	99.87%	6.17%
First Trust Ultra Short Duration Municipal ETF	99.86%	11.32%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following two series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Short Duration Managed Municipal ETF (FSMB)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In addition to the written materials provided by the Advisor, at the June 8, 2020 meeting, the Board also received a presentation from representatives of the Advisor’s Municipal Securities Team discussing the services that the Team provides to each Fund, including the Team’s day-to-day management of the Funds’ investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee for each Fund in an amount equal to 0.10% of the Fund’s average daily net assets until at least November 30, 2020. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2019 to the performance of the funds in its Performance Universe and a benchmark index. Based on the information provided, the Board noted that FSMB outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2019 and that FUMB underperformed its Performance Universe median for the one-year period ended December 31, 2019 and outperformed its benchmark index for the one-year period ended December 31, 2019.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	184	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	184	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	184	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	184	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	184	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Merger Arbitrage ETF (MARB)

Annual Report
For the Period
February 4, 2020
(Commencement of
Operations) through
July 31, 2020

First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Vivaldi Asset Management, LLC (“Vivaldi” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Merger Arbitrage ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Merger Arbitrage ETF (MARB)
Annual Letter from the Chairman and CEO
July 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Merger Arbitrage ETF (the “Fund”), which contains detailed information about the Fund since its inception on February 4, 2020 through July 31, 2020. Please note that information contained in this letter and the annual report prior to the Fund’s inception date does not apply to this Fund.
When I think back to the direction the U.S. economy was headed midway through 2018, the first thought that comes to mind is normalization. At that time, it was a welcome notion. If you recall, the Trump Administration signed the Tax Cuts & Jobs Act of 2017 on December 22, 2017. Perhaps the most exciting part of the new tax law was the slashing of the federal corporate tax rate from 35%, which was among the highest of any country in the world, to 21%. This was well received, in our opinion. U.S. economic activity was rising even before the ink was dry on the tax bill. Real U.S. gross domestic product grew at an annualized rate of 3.9% in the fourth quarter of 2017, and then rose an annualized 3.8% in the first quarter of 2018, according to the Bureau of Economic Analysis. The last time U.S. economic growth had exceeded the 3.0% mark was in the first quarter of 2015. Over the two terms of the Obama Administration (2009-2016), U.S. economic growth averaged just 2.0%, which was modest by historical standards. Brian Wesbury, Chief Economist at First Trust Advisors L.P., referred to it as the “Plow Horse Economy.” The main takeaway here is that the Trump Administration’s tax cuts were helping to drive economic growth to more normalized levels. The process had begun.
As economic growth was normalizing in 2018, so were interest rates and bond yields. The Federal Reserve (the “Fed”) raised the federal funds target rate (upper bound) from 1.50% at the start of 2018 to 2.50% at year-end, or an increase of 100 basis points (“bps”). The yield on the 10-Year Treasury Note (“T-Note”), which the Fed does not control, rose 83 bps from the start of 2018 to its calendar year peak of 3.24% on November 8, 2018. The point here is that while interest rates and bond yields were well into the process of normalizing, they were still below their historical norms. For the 30-year period ended December 31, 2018, the federal funds target rate (upper bound) averaged 3.18%, while the 10-Year T-Note’s average yield was 4.71%, according to Bloomberg. If you recall, industry pundits had been characterizing the persistent low-rate, low-growth climate as the “new normal.” While the concept of getting back to normal in the economy and markets looked achievable, in the end, it was not meant to be. What derailed the momentum? In a word: tariffs. In March 2018, less than three months after enacting its tax reform legislation, the Trump Administration initiated a tariff program targeting imported goods and services from the major trading partners of the U.S. In February 2020, the White House acknowledged that the Trump Administration’s trade policies “depressed economic growth and business investment,” according to Bloomberg. President Trump was pressuring the Fed to lower interest rates months before the coronavirus (“COVID-19”) showed itself. The tariffs are still in play today.
Let us fast forward to today’s climate. For all intents and purposes, from a monetary policy standpoint, we are back to where we were following the 2008-2009 financial crisis. The federal funds target rate (upper bound) stood at 0.25% on July 31, 2020. That is where it sat from December 2008 to December 2015. That puts us farther away from normalcy than we were leading up to 2018. While the COVID-19 pandemic was what drove the U.S. economy into a recession and what pushed the stock market into bear market territory, at least for a few months, we know that there are other headwinds to be navigated, such as government trade policies and elections. There are always going to be headwinds to be navigated. As of July 31, 2020, the yield on the 10-Year T-Note was 0.53%, which was about 150 bps below where it stood at the close of December 2008. The Fed has stated that it is in no rush to raise interest rates. Inflation levels are subdued. By keeping interest rates artificially low, the Fed is incentivizing investors to assume more risk to potentially earn a higher return on their capital. With the help of the Fed, the stock and bond markets have proved their resiliency once again, despite how destructive COVID-19 has been to date. Investors should take solace in that fact. Maybe the new normal will work as well for investors as what we deemed normal in the past. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Merger Arbitrage ETF (MARB)
The First Trust Merger Arbitrage ETF’s (the “Fund”) investment objective is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by establishing long and short positions in the equity securities of companies that are involved in a publicly-announced significant corporate event, such as a merger or acquisition. The Fund’s portfolio may include equity securities issued by U.S. and non-U.S. companies, including American Depositary Receipts (“ADRs”), and derivatives, including total return swaps. The Fund may invest in securities issued by small, mid and large capitalization issuers. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “MARB.”
Performance
Cumulative Total Returns
Inception (2/4/20) to 7/31/20
Fund Performance
NAV	-2.75%
Market Value	-2.75%
Index Performance
Hedge Fund Research Merger Arbitrage Index	-1.24%
S&P 500® Index	0.18%
Total returns for the period since inception are calculated from the inception date of the Fund. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Merger Arbitrage ETF (MARB)
Portfolio Sector Allocation	% of Total Long-Term Investments
Financials	40.0%
Information Technology	20.4
Communication Services	12.8
Industrials	11.8
Consumer Staples	6.2
Health Care	4.4
Consumer Discretionary	4.4
Energy	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Portfolio Sector Allocation	% of Investments Sold Short
Financials	100.0%
Total	100.0%
Top Ten Long-Term Investments	% of Net Assets
Willis Towers Watson PLC	8.3%
LogMeIn, Inc.	8.0
Advanced Disposal Services, Inc.	7.0
Dime Community Bancshares, Inc.	4.5
Legg Mason, Inc.	4.4
E*TRADE Financial Corp.	4.1
Meet Group (The), Inc.	3.9
Bitauto Holdings Ltd., ADR	3.8
Craft Brew Alliance, Inc.	3.7
Acacia Communications, Inc.	2.8
Total	50.5%

Top Investments Sold Short	% of Net Assets
Aon PLC, Class A	-8.7%
Bridge Bancorp, Inc.	-4.5
Morgan Stanley	-4.1
Charles Schwab (The) Corp.	-2.6
Total	-19.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through July 31, 2020
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 5, 2020 (commencement of trading) through July 31, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/5/20 – 7/31/20	117	2	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
2/5/20 – 7/31/20	2	3	0	0

Portfolio Commentary
First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as investment advisor to the First Trust Merger Arbitrage ETF (the “Fund” or “MARB”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Vivaldi Asset Management, LLC
Vivaldi Asset Management, LLC (“Vivaldi” or the “Sub-Advisor”) serves as the Fund’s investment sub-advisor. Vivaldi is an SEC registered investment advisor, founded in 2013 and headquartered in Chicago, Illinois, that specializes in structuring and managing alternative investment, multi-manager, and multi-strategy mutual funds. Vivaldi prides itself on its ability to combine rigorous research and risk management processes with disciplined portfolio construction and management.
Portfolio Management Team
Michael Peck – CFA, President and Co-Chief Investment Officer, Vivaldi
Scott Hergott – Co-Chief Investment Officer, Vivaldi
Brian Murphy – Portfolio Manager, Vivaldi
Jeff O’Brien – Portfolio Manager, Vivaldi
Daniel Lancz – Portfolio Manager, Vivaldi
Michael Grayson – Portfolio Manager, Vivaldi
Commentary
Market Update
What a difference a quarter makes, not only in traditional assets but for arbitrage investing as well. With the staggering market correction and dislocation that occurred at the tail-end of the first quarter of 2020, the equally impressive rally in many asset classes in the second quarter which continued through July represents yet another environment over the last decade where very large market moves have been nearly erased in what feels like the blink of an eye. This narrative does not stand up to scrutiny if one really digs beneath the surface of broad-based domestic equity indexes, but the simple fact that equities saw a snap-back rally of this magnitude in the midst of a global pandemic is truly impressive.
Amid the market rally coming out of the first quarter, merger arbitrage “spreads” tightened across the board, leading the Fund to a positive return. As reflected by the CBOE Volatility Index (the “VIX Index”), where volatility dropped from 53, as of March 31, 2020, to 24, as of July 31, 2020, arbitrage spreads were much better bid, experienced less intraday price movement, and arbitrageurs moved strongly to “risk on” mode. However, the spread compression was not in a straight line and therefore it was critical to continue actively managing the Fund’s portfolio to mitigate spread volatility day over day.
Spread volatility during market dislocations always comes with both risk and opportunity. Arbitrage spreads can simply be reflecting a “risk off” environment during sharp down moves, and in these times spreads typically recover most of their widening in short order. These are wonderful opportunities to add to positions in attractive merger deals. Alternatively, spread volatility can also be reflecting substantially increased deal completion risk. Many merger transactions that were announced in a pre-coronavirus (“COVID-19”) environment did not consider the effects of the pandemic in terms of the price buyers agreed to pay for assets. The challenge at present for an arbitrageur is to discern which of these transactions are likely to close amidst this backdrop and which might be at risk. And this is where our active risk management and deep dive research comes alive.
Every transaction is governed by a merger agreement. This document spells out all the terms, conditions, rights, and responsibilities of both parties during the life of the transaction. While different merger agreements can contain unique nuances, most are largely the same. Most of the time, the conditions contained within are never tested during the life of the transaction and deals close as expected. To provide context for that statement, 95% of announced U.S. deals have successfully completed versus only 5% of deals terminated, as tracked by Bloomberg. With pandemic era mergers, active management has become far more important, as several buyers have recently looked to either amend or cancel the deals they agreed to just several months ago. We have long espoused the truism that it is the mergers you do not invest in that make your performance for the year. Put another way, this means stay out of broken deals.
It is very seductive to look at large arbitrage spreads and dream of all the money one might make. However, as a former mentor once preached, “large spreads are large for a reason”. There is real risk in many of these old crop deals. And, as should be apparent, we are treating these pre-COVID-19 mergers with high levels of skepticism, being extremely patient in terms of which deals we are investing

Portfolio Commentary (Continued)
First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2020 (Unaudited)
in, when we add them to the Fund’s portfolio, and running quickly at the first whiff of smoke. It is also why prudence has moved us to run with higher cash balances during the first seven months of 2020. As we move further from the pandemic epicenter and have better visibility in terms of how this economy recovers, we expect this to change substantially.
While we would generally not dedicate this commentary to non-merger-related topics as our strategy tends to perform irrespective of broader markets, the last market metric we would note is the continued compression in interest rates across most points in the yield curve. The importance of the level and shape of the U.S. Treasury curve cannot be overstated, as it has implications for just about every sector and asset class. Whether it is fixed income, credit, equities, real estate, or even merger arbitrage, all these sectors are affected by the broader interest rate environment to differing degrees. Specific to merger arbitrage, the arbitrage spread is determined by three building blocks: (1) duration/timing to close; (2) deal risk; and (3) risk-free rate. The first component, duration, should be relatively stable over time. As to the second, deal risk, we have already spent time discussing the potentially increased deal risk environment and the importance of our active management as a first line of defense to combat that dynamic. Third and finally, interest rates are also an input to an arbitrage spread. Merger arbitrageurs must command some return over the risk-free rate for owning the deal risk and duration risk of a merger transaction. In a low interest rate environment, merger arbitrage is effectively without one of its three profit building blocks. Our research shows that many asset classes have faced compressed returns with the recent decline in interest rates and merger arbitrage spreads have not been immune to decreasing rates.
Performance Review
The Fund has returned -2.75% from the Fund’s inception on February 4, 2020 through July 31, 2020. That compares to the following indices over the same timeframe: S&P 500® Index (0.18%); Russell 2000 Index (-11.30%); Bloomberg Barclays High Yield Bond Index (-0.81%); Hedge Fund Research Merger Arbitrage Index (-1.24%).
As a quick retrospective, we have spent time discussing that now more than ever it becomes an arbitrageur’s job to dance between the raindrops in pre-COVID-19 mergers with increased risk. At the same time, sometimes the market prices a good deal with the likelihood that it will break. Our research looks to uncover merger investments with excellent fact-sets where the market is mispricing the downsides. We pride ourselves on transparency, and so it is important through communications like this to acknowledge each of those situations during the quarter and how we work hard to preserve and compound clients’ capital.
To begin with, we would like to provide context for our active risk analysis in recent months. A good example of that discipline in the second quarter of 2020 was our decision to avoid the Taubman Centers, Inc. (“TCO”) and the Simon Property Group, Inc. (“SPG”) merger. This was a widely held deal by arbitrageurs where TCO shareholders were to receive $52.50 cash with a shareholder vote date set for June 26, 2020. On June 9, 2020, TCO closed at $45.25 for a seemingly attractive $7.00 (or 16.6%) gross spread. Many arbitrageurs were expecting a price cut of some sort, with a subset believing that a close at the original $52.50 price was still possible based upon the strength of the merger agreement. However, in June 2020, SPG announced they were terminating the deal due to breaches of the merger agreement and filed in Michigan court to have their assertion validated. While we may not agree with SPG on their claim, they have made it anyway, and the price of TCO traded as low as $26.70 during the quarter, causing substantial pain in arbitrage portfolios. It is possible this may simply be SPG’s way of achieving a price cut, but in our view, it is not an investment that can be held with any sizable position as it is impossible to know what SPG’s true intentions are, and they are not talking to investors.
Conversely, spread volatility during market dislocations brings upside opportunities. While we apply a repeatable process to evaluating risks in merger transactions in an attempt to avoid deal breaks, we also employ a flexible approach as to how profits can be generated by finding attractive entry points in high-quality mergers where downsides are being mispriced amidst increased volatility. During the quarter, we were able to identify merger investments where we believed we had an edge in quantifying the risks through our research and the likelihood that the transaction would successfully close irrespective of market direction. One example of an outsized profit opportunity against the backdrop of COVID-19 was Eldorado Resorts, Inc. (“ERI”) acquisition of Caesars Entertainment Corporation (“CZR”). Pre-COVID-19, we only had a toe-hold 1% of net asset value (“NAV”) position in CZR based on our initial evaluation of the antitrust risk to be in the medium-to-high category given the direct overlaps in several markets, as well as our experience that casino mergers regularly receive scrutiny from regulators. However, with the COVID-19 pandemic heating up in mid-March 2020, there was worry from market participants that ERI might not move forward with the transaction as well as a feeling that the financing might collapse. We always found that to be a gross mispricing of the variables at hand. We continued holding our small position in CZR and actively monitored the transaction and timeline where, based on our research checkpoints, several state gaming approvals were being received. On May 11, 2020, CZR hosted its earnings call, during which the company stated that it was focused on closing the transaction with ERI. We also got a duration check through our research that while ERI was slightly pushing back its closing guidance from April to June 2020, our underwritten timeline of “mid-2020” was still achievable. Additionally, our research showed that ERI’s ongoing piecemeal divestitures were progressing and the acquirer was exploring buyers for its assets with the intention of satisfying the Federal Trade Commission’s (the “FTC”) approval to successfully close the transaction with CZR. At the time, our research showed

Portfolio Commentary (Continued)
First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2020 (Unaudited)
the outstanding antitrust items were a Hart-Scott-Rodino Act (“HSR”) second request review as well as the state gaming reviews, notably in Nevada and New Jersey. Having comfort with those gating items relative to the attractive spread opportunity, we increased our 1% of NAV position in CZR to 4% of NAV on May 18, 2020. Our added conviction in mid-May reflected the fact that we got more reassurance around the FTC required divestitures for approval as well as the aforementioned gaming reviews driving the closing. Ultimately, CZR/ERI completed in late-July on our expected timeline, and our investment in the merger contributed +0.15% to Fund performance.
Market Outlook
What are our expectations for the U.S. mergers and acquisitions (“M&A”) market for the rest of 2020?
It is a fair observation to say that the entire world hit the pause button during the COVID-19 pandemic and merger activity has not been immune in 2020 thus far. While current arbitrage spreads are far more attractive than they were in January 2020, it is what comes next that has the focus of our attention. There has been a plethora of stories in the last several weeks talking about a pickup in M&A in the second half of 2020. Several of the largest private equity firms have publicly stated they see many buyout opportunities amidst virus-cheapened assets. As a group, these firms have well over $1 trillion in dry powder to deploy, so the potential here is quite large. On a strategic basis, we certainly think there will be many instances of the “haves” buying beleaguered “have nots” as part of the post-pandemic equation. This has always been the case post large market dislocations. It is also likely we will see some very thematic merger activity, with “work at home” technology at the forefront. This goes past just computers, networking, and Zoom video conferencing to include things like food shopping and delivery, as well as banking. We could be on the cusp of a sea change of how business is conducted in our country. If that comes to pass, the only other time frame that we can recall that might be comparable is the late 1990s when the world was adjusting to a fledgling internet and all its possibilities. This was a time of unbelievable merger activity, and while history may not repeat itself exactly, it would not be surprising to see a mini boom along similar lines.
A Wall Street Journal article dated May 22, 2020 commented that technology companies later this year are expected to go on a shopping spree for smaller tech firms. Companies will be looking to fill gaps or expand into new markets and these large players see the current dislocation as an opportunity to aggregate capabilities and seize opportunities to grow. In just two months, one hundred and thirty technology companies raised $150 billion from investors, with just thirteen of those companies representing 60% of that total. Some of this was clearly purposed to guarantee corporate liquidity as the economy slowed, but a substantial portion will likely go to merger activity. Tech M&A has been noticeably absent over the last year or two and, in keeping with our late 1990s analogy, this would seem to line up well. As a parting thought, we leave you with this quote from Goldman Sachs Group Co-Head of Global M&A, Dusty Phillip: “What we have learned from the past is that sharp declines in the M&A market have led to sharp recoveries, so we’re expecting a strong second half with higher levels of M&A.” He goes on to say “that while a number of transactions that were being contemplated were understandably put on hold during the pandemic outbreak, many clients remain in a strong position and on the front foot with respect to deploying capital for M&A.”
In June, Anu Aiyengar, the Co-Head of Global M&A at JPMorgan Chase and Co., stated that “The M&A market is beginning to show green shoots of activity … particularly among well capitalized acquirers pursuing logical targets, as well as companies seeking to do stock for stock deals in volatile equity markets.” At boutique advisory firm Moelis & Company, Anton Sahazizian, Head of U.S. M&A, commented that “We are seeing an increasing level of dialogue, particularly around mergers, and are optimistic this will lead to a rise in M&A volumes.” We have already started to hear rumors from various press outlets of larger deals being discussed. This type of merger activity creates momentum for others. Deals tend to beget more deals. If we do see one or two mega deals come to fruition, and we think we will, this is likely going to get others off the dime and into the game.

First Trust Merger Arbitrage ETF (MARB)
Understanding Your Fund Expenses
July 31, 2020 (Unaudited)
As a shareholder of the First Trust Merger Arbitrage ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended July 31, 2020.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 4, 2020 (a)	Ending Account Value July 31, 2020	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Period February 4, 2020 (a) to July 31, 2020 (b)
First Trust Merger Arbitrage ETF (MARB)
Actual	$1,000.00	$972.50	2.30%	$11.09
Hypothetical (5% return before expenses)	$1,000.00	$1,013.43	2.30%	$11.51

(a)	Inception date.
(b)	Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 4, 2020 through July 31, 2020) multiplied by 179/366. Hypothetical expenses are assumed for the most recent six-month period.

First Trust Merger Arbitrage ETF (MARB)
Portfolio of Investments
July 31, 2020
Shares	Description	Value
COMMON STOCKS – 59.6%
	Banks – 4.5%
48,421	Dime Community Bancshares, Inc.	$568,705
	Beverages – 3.7%
31,707	Craft Brew Alliance, Inc. (a) (b)	469,581
	Capital Markets – 11.0%
10,129	E*TRADE Financial Corp.	514,249
11,051	Legg Mason, Inc. (b)	552,440
9,141	TD Ameritrade Holding Corp. (b)	328,070
		1,394,759
	Commercial Services & Supplies – 7.1%
29,575	Advanced Disposal Services, Inc. (a) (b)	891,982
	Communications Equipment – 2.8%
5,265	Acacia Communications, Inc. (a) (b)	357,915
	Electronic Equipment, Instruments & Components – 1.3%
25,818	Fitbit, Inc., Class A (a) (b)	168,850
	Health Care Equipment & Supplies – 2.7%
11,115	Wright Medical Group N.V. (a) (b)	333,672
	Insurance – 8.3%
4,996	Willis Towers Watson PLC	1,049,210
	Interactive Media & Services – 7.6%
30,037	Bitauto Holdings Ltd., ADR (a)	476,988
78,248	Meet Group (The), Inc. (a) (b)	487,485
		964,473
	Oil, Gas & Consumable Fuels – 0.0%
1	Equitrans Midstream Corp.	10
	Software – 8.0%
11,818	LogMeIn, Inc. (b)	1,014,102
	Specialty Retail – 2.6%
2,626	Tiffany & Co. (b)	329,195
	Total Investments – 59.6%	7,542,454
	(Cost $7,536,607) (c)
COMMON STOCKS SOLD SHORT – (19.9)%
	Banks – (4.5)%
(31,404)	Bridge Bancorp, Inc.	(568,098)
Shares	Description	Value

	Capital Markets – (6.7)%
(9,908)	Charles Schwab (The) Corp.	$(328,450)
(10,577)	Morgan Stanley	(517,004)
		(845,454)
	Insurance – (8.7)%
(5,393)	Aon PLC, Class A	(1,106,752)
	Total Investments Sold Short	(2,520,304)
	(Proceeds $2,488,187)
	Net Other Assets and Liabilities – 60.3%	7,626,602
	Net Assets – 100.0%	$12,648,752

(a)	Non-income producing security.
(b)	This security or a portion of this security is segregated as collateral for investments sold short.
(c)	Aggregate cost for federal income tax purposes was $7,536,617. As of July 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $148,693 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $142,856. The net unrealized appreciation was $5,837.

ADR	American Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 7,542,454	$ 7,542,454	$ —	$ —

LIABILITIES TABLE
	Total Value at 7/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (2,520,304)	$ (2,520,304)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Assets and Liabilities
July 31, 2020
ASSETS:
Investments, at value (Cost $7,536,607)	$ 7,542,454
Cash	4,017,828
Restricted Cash	3,182,889
Investment securities sold receivable	447,446
Total Assets	15,190,617
LIABILITIES:
Investments sold short, at value (proceeds $2,488,187)	2,520,304
Payables:
Investment advisory fees	13,592
Dividends on investments sold short	6,075
Margin interest expense	1,894
Total Liabilities	2,541,865
NET ASSETS	$12,648,752
NET ASSETS consist of:
Paid-in capital	$ 12,699,839
Par value	6,500
Accumulated distributable earnings (loss)	(57,587)
NET ASSETS	$12,648,752
NET ASSET VALUE, per share	$19.46
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	650,002
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Operations
For the Period Ended July 31, 2020 (a)
INVESTMENT INCOME:
Dividends	$ 15,531
Margin interest rebate	305
Interest	170
Other	69
Total investment income	16,075
EXPENSES:
Investment advisory fees	34,219
Dividend expense on investments sold short	22,783
Margin interest expense	5,885
Total expenses	62,887
NET INVESTMENT INCOME (LOSS)	(46,812)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(45,750)
In-kind redemptions	80,891
Investments sold short	14,433
Net realized gain (loss)	49,574
Net change in unrealized appreciation (depreciation) on:
Investments	5,847
Investments sold short	(32,117)
Net change in unrealized appreciation (depreciation)	(26,270)
NET REALIZED AND UNREALIZED GAIN (LOSS)	23,304
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(23,508)

(a)	Inception date is February 4, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Changes in Net Assets
Period Ended 7/31/2020 (a)
OPERATIONS:
Net investment income (loss)	$ (46,812)
Net realized gain (loss)	49,574
Net change in unrealized appreciation (depreciation)	(26,270)
Net increase (decrease) in net assets resulting from operations	(23,508)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	14,621,923
Cost of shares redeemed	(1,949,663)
Net increase (decrease) in net assets resulting from shareholder transactions	12,672,260
Total increase (decrease) in net assets	12,648,752
NET ASSETS:
Beginning of period	—
End of period	$12,648,752
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—
Shares sold	750,002
Shares redeemed	(100,000)
Shares outstanding, end of period	650,002

(a)	Inception date is February 4, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Financial Highlights
For a share outstanding throughout the period
Period Ended 7/31/2020 (a)
Net asset value, beginning of period	$ 20.01
Income from investment operations:
Net investment income (loss)	(0.07)
Net realized and unrealized gain (loss)	(0.48)
Total from investment operations	(0.55)
Net asset value, end of period	$19.46
Total return (b)	(2.75)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 12,649
Ratio of total expenses to average net assets	2.30% (c)
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense	1.25% (c)
Ratio of net investment income (loss) to average net assets	(1.71)% (c)
Portfolio turnover rate (d)	137%

(a)	Inception date is February 4, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of seventeen funds that are offering shares. This report covers the First Trust Merger Arbitrage ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MARB” on NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by establishing long and short positions in the equity securities of companies that are involved in a publicly-announced significant corporate event, such as a merger or acquisition. The Fund’s portfolio may include equity securities issued by U.S. and non-U.S. companies, including American Depositary Receipts (“ADRs”), and derivatives, including total return swaps. The Fund may invest in securities issued by small, mid and large capitalization issuers.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020
appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020
counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with BNP Paribas Prime Brokerage International, Ltd. for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to 1-Month LIBOR plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal period ended July 31, 2020, the Fund had margin interest rebate of $305 and margin interest expense of $5,885, as shown on the Statement of Operations. Restricted cash in the amount of $3,182,889, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of July 31, 2020.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
During the fiscal period ended July 31, 2020, no distributions were paid by the Fund.
As of July 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(31,307)
Net unrealized appreciation (depreciation)	(26,280)
E. Income Taxes
The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable period ended 2020 remains open to federal and state audit. As of July 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2020, the Fund had $31,307 of non-expiring capital loss carryforwards for federal income tax purposes.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020
Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended July 31, 2020, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$46,812	$(80,891)	$34,079
F. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees Vivaldi Asset Management, LLC’s (“Vivaldi” or the “Sub-Advisor”) management of the Fund’s assets and pays Vivaldi for its services as Sub-Advisor. First Trust is paid an annual unitary management fee by the Fund equal to 1.25% of the Fund’s average daily net assets and is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, expenses associated with short sales transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended July 31, 2020, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions, were $5,818,435 and $4,347,687, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $1,677,394 and $4,180,014, respectively.
For the fiscal period ended July 31, 2020, the cost of in-kind purchases and proceeds from in-kind sales were $7,627,395 and $1,591,650, respectively.

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in the Fund’s portfolio. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 3, 2022.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Merger Arbitrage ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of July 31, 2020, the related statement of operations, statement of changes in net assets, and financial highlights for the period from February 4, 2020 (commencement of operations) through July 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period from February 4, 2020 (commencement of operations) through July 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom’s Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity;

Additional Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020 (Unaudited)
currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust Merger Arbitrage ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Vivaldi Asset Management, LLC (the “Sub-Advisor”), for an initial two-year term at a meeting held on December 8–9, 2019. The Board determined that the Agreements are in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements for the Fund, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the proposed sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund’s perspective.
In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF and will employ an advisor/sub-advisor management structure and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor will oversee the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board noted that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and noted the background and experience of the Sub-Advisor’s portfolio management team and the Sub-Advisor’s investment style. At the meeting, the Trustees received a presentation from representatives of the Sub-Advisor,

Additional Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020 (Unaudited)
and were able to ask questions about the Sub-Advisor and the Sub-Advisor’s proposed merger arbitrage investment strategy for the Fund. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund; however, the Board considered the historical investment performance of a mutual fund (and its unregistered predecessor fund) managed by the Sub-Advisor using an investment strategy similar to the investment strategy to be employed for the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.
The Board considered the proposed unitary fee rate payable by the Fund under the Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 1.25% of its average daily net assets. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund’s unitary fee, less half of the Fund’s expenses. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETF) and non-fund clients, as applicable. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was below the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered the Advisor’s statement that the Fund will be unique to the ETF market as the first actively-managed merger arbitrage product that seeks to provide investors with unique equity exposure through a liquid alternative strategy and that the Advisor does not provide advisory services to other fund or non-fund clients with investment objectives or policies similar to those of the Fund. The Board noted other factors described by the Advisor that were taken into account in setting the proposed unitary fee rate, including the complex nature of the underlying strategy, the unique return and performance profile that the Sub-Advisor seeks to deliver, the relatively limited total addressable market for such a strategy and the level of oversight and education that will be required on an ongoing basis for the Fund. The Board considered that the Sub-Advisor manages a similar merger arbitrage mutual fund for which it charges an advisory fee equal to an annual rate of 1.25% of its average daily net assets. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee, including the sub-advisory fee to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.
The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Advisory Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Advisory Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. The Board reviewed financial information provided by the Sub-Advisor, but did not review any potential profitability of the Sub-Advisory Agreement for the Fund to the Sub-Advisor. The Board considered that the Sub-Advisor would be paid by the Advisor from the Fund’s unitary fee and its understanding that the sub-advisory fee rate was the product of an arm’s length negotiation. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services to be provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which would be paid from the unitary fee. The Board considered fall-out benefits described by the Sub-Advisor that may be realized from its relationship with the Fund, including soft-dollar arrangements, and considered a description of such arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Additional Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020 (Unaudited)
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee’s annual meeting held on March 20, 2020 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted a highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	184	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	184	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	184	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	184	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	184	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since Inception	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Merger Arbitrage ETF (MARB)
July 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Vivaldi Asset Management, LLC
225 West Wacker Drive, Suite 2100
Chicago, IL 60606
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $177,500 for the fiscal year ended July 31, 2019 and $222,375 for the fiscal year ended July 31, 2020.

(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2019 and $0 for the fiscal year ended July 31, 2020.

Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2019 and $0 for the fiscal year ended July 31, 2020.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $14,425 for the fiscal year ended July 31, 2019 and $73,662 for the fiscal year ended July 31, 2020. These fees were for federal and state tax returns review and PFIC identification services.

Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser and distributor were $0 for the fiscal year ended July 31, 2019 and $0 for the fiscal year ended July 31, 2020.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2019 and $0 for the fiscal year ended July 31, 2020.

All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2019 and $0 for the fiscal year ended July 31, 2020.

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)	(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Adviser and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended July 31, 2019 were $14,425 for the registrant, $33,300 for the registrant’s investment adviser and $46,000 for the registrant’s distributor and for the fiscal year ended July 31, 2020 were $73,662 for the registrant, $47,170 for the registrant’s investment adviser and $70,330 for the registrant’s distributor.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)	(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)	(3) Not Applicable
(a)	(4) Not Applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 9, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	October 9, 2020

* Print the name and title of each signing officer under his or her signature.